UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 8/31/12

Item 1. Reports to Stockholders.

AUGUST 31, 2012

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Income Trust

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FIXED INCOME

TEMPLETON GLOBAL BOND FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Global Bond Fund

Your Fund’s Goal and Main Investments: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

We are pleased to bring you Templeton Global Bond Fund’s annual report for the fiscal year ended August 31, 2012.

Performance Overview

For the 12 months under review, Templeton Global Bond Fund – Class A delivered a +1.53% cumulative total return. In comparison, the Fund’s bench-
mark, the Citigroup World Government Bond Index (WGBI), had cumulative total returns of +5.17% in local currency terms and +0.03% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

The global economic recovery was mixed during the period under review.
Emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries.
Nonetheless, economic reports from the largest economies proved inconsis-
tent with some dire predictions of a severe global economic slowdown.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

Fears of European sovereign debt default, the possibility of another U.S. recession, and China’s potential “hard landing” dominated financial headlines early in the period. These concerns contributed to heightened market volatility as investors vacillated between risk assets and perceived safe-haven assets in response to the latest political developments. Despite ongoing uncertainty, eurozone leaders made meaningful progress and began to deploy policy solutions aimed at correcting long-unaddressed structural issues. Risk assets rallied in January and February, and overall, stock markets in the developed world generally ended the period higher than a year ago.

Globally, central bankers continued to pursue historically accommodative monetary policies. Among the G-3, the Bank of Japan and U.S. Federal Reserve Board (Fed) maintained their respective policy rates, while the European Central Bank (ECB) implemented three 25-basis-point (bps; 100 bps equal one percentage point) rate reductions. Elsewhere, many policymakers paused their tightening cycles or reduced rates in response to the risks to domestic activity from a potential deterioration in the global outlook.

In addition to rate adjustments, central bankers employed a variety of policy tools. Beginning in December, the ECB’s Long-Term Refinancing Operation injected significant liquidity into the European banking system and helped reduce fears of a disorderly sovereign credit event and its potential fallout. The U.S. Fed increased the average maturity of its Treasury holdings in an effort to put downward pressure on longer term rates, and the Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese officials signaled a desire to pursue “fine tuning,” which included three 50 bps reductions in the reserve requirement ratio.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

Several factors, including interest rate developments, currency movements and exposure to sovereign debt markets, affected the Fund’s total return. During the year under review, interest rate strategies and sovereign credit exposures contributed to absolute performance, while currency positions detracted.

4 | Annual Report

Interest Rate Strategy

During the year under review, we maintained the Fund’s defensive duration posture as policymakers in the G-3, the U.K., Switzerland, and other countries continued to pursue historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in these government bond markets. Our underweighted duration exposure in the U.S and lack of duration exposure in Japan, however, detracted from performance relative to the benchmark as yields did not increase significantly during the year. In contrast, select duration exposures in Europe and non-Japan Asia contributed to absolute performance. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were relatively high. As central banks in some emerging market countries lowered their policy rates over the year, yields on some longer term local currency-
denominated bonds fell, and the corresponding increase in the market value of our holdings of these bonds contributed to performance.

Currency Strategy

The Fund’s diversified currency exposure detracted from absolute perform-
ance. As part of the Fund’s investment strategy, we used currency forward contracts to limit or add exposure to various currencies. Despite relatively slow growth in the U.S., the U.S. dollar was broadly stronger, and gained
6.86% over the year against the currencies of major U.S. trading partners.2
Dollar strength was particularly pronounced in September 2011 and again in
May 2012, when inconclusive Greek elections and a wave of European bank credit rating downgrades stoked investor fears and contributed to a flight to safety. Nonetheless, our net-negative euro and yen positions contributed to performance relative to the benchmark.

Market risk aversion also led several Latin American currencies to depreci-
ate against the U.S. dollar, and the Fund’s currency positions in the region detracted from relative and absolute performance. Over the year, the
Brazilian real declined 21.73%, the Mexican peso fell 6.82% and the
Chilean peso depreciated 3.42% against the U.S. dollar.3

In Asia, our large net-negative exposure to the Japanese yen, achieved via cur-
rency forward contracts, benefited performance as the yen depreciated 2.34%
against the U.S. dollar over the year.3 Nonetheless, currency positions else-
where in Asia offset the effects of yen depreciation, and our exposure to Asian

2. Source: Federal Reserve H.10 Report.
3. Source: IDC/Exshare.

Annual Report | 5

currencies hurt absolute and relative performance overall. Malaysia’s central bank paused its tightening cycle while Philippine officials cut rates. The South
Korean won, Indonesian rupiah, Malaysian ringgit, Indian rupee and
Singapore dollar also depreciated against the U.S. dollar.

ECB rate cuts and liquidity injections contributed to the euro’s 12.45% depre-
ciation against the U.S. dollar over the year, and the Fund’s large net-negative position in the monetary union’s currency was the largest contributor to rela-
tive and absolute performance.3 This positive effect was dampened by positioning in peripheral European currencies, which also depreciated against the U.S. dollar.

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-
denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds.
Overall, the Fund’s sovereign credit exposures contributed to performance.

Heightened risk aversion early in the period led spreads to widen between yields on sovereign credits and assets often considered safer, such as U.S.
Treasuries. These spreads narrowed in the first quarter of 2012 before spiking in May 2012 amid renewed political uncertainty in the eurozone. Sovereign credit spreads narrowed late in the period and ended the year under review at lower levels than a year earlier as financial markets began recognizing the underlying strength of emerging economies. At the end of the reporting period, governments of many countries traditionally considered emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. U.S. dollar-denominated emerging market debt posted a +13.85% total return during the year, as measured by the J.P. Morgan
(JPM) Emerging Markets Bond Index (EMBI) Global.4 Overall, sovereign credit spreads narrowed 29 bps during the year.4 Regionally, Latin American sovereign debt posted a +17.08% total return, Asian debt a total return of
+11.21%, and central and eastern European debt a total return of +11.85%, as measured by subindexes of the JPM EMBI Global.4

4. Source: J.P. Morgan.

6 | Annual Report

Annual Report | 7

Performance Summary as of 8/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs.

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher.
Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.91%; C: 1.31%; R: 1.16%; and
Advisor: 0.66%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period February 2, 2009 (effective date) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012

Annual Report | 19

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Indonesia 3.0%			
Government of Indonesia,			
FR19, 14.25%, 6/15/13	209,867,000,000	IDR	$ 23,528,882
FR20, 14.275%, 12/15/13	301,008,000,000	IDR	35,039,559
FR23, 11.00%, 12/15/12	8,700,000,000	IDR	928,377
FR26, 11.00%, 10/15/14	145,580,000,000	IDR	16,935,685
FR27, 9.50%, 6/15/15	55,210,000,000	IDR	6,370,836
FR28, 10.00%, 7/15/17	104,700,000,000	IDR	12,907,531
FR30, 10.75%, 5/15/16	185,655,000,000	IDR	22,728,479
FR31, 11.00%, 11/15/20	889,507,000,000	IDR	121,912,360
FR32, 15.00%, 7/15/18	1,150,000,000	IDR	174,036
FR34, 12.80%, 6/15/21	1,505,113,000,000	IDR	227,508,065
FR35, 12.90%, 6/15/22	798,372,000,000	IDR	123,287,957
FR36, 11.50%, 9/15/19	401,590,000,000	IDR	55,096,180
FR37, 12.00%, 9/15/26	66,550,000,000	IDR	10,437,076
FR39, 11.75%, 8/15/23	556,845,000,000	IDR	82,658,072
FR40, 11.00%, 9/15/25	710,760,000,000	IDR	103,538,044
FR42, 10.25%, 7/15/27	818,390,000,000	IDR	115,441,521
FR43, 10.25%, 7/15/22	319,455,000,000	IDR	42,947,850
FR44, 10.00%, 9/15/24	197,824,000,000	IDR	26,829,682
FR46, 9.50%, 7/15/23	2,825,220,000,000	IDR	367,933,486
FR47, 10.00%, 2/15/28	1,854,867,000,000	IDR	255,636,101
FR48, 9.00%, 9/15/18	341,640,000,000	IDR	41,289,722
FR49, 9.00%, 9/15/13	369,360,000,000	IDR	40,179,092
FR52, 10.50%, 8/15/30	896,704,000,000	IDR	128,221,588
Indonesia Retail Bond, senior bond, ORI7, 7.95%, 8/15/13	87,632,000,000	IDR	9,410,170
			1,870,940,351
Ireland 8.5%			
Government of Ireland,			
4.60%, 4/18/16	136,052,000	EUR	170,958,192
5.50%, 10/18/17	605,486,000	EUR	774,551,896
5.90%, 10/18/19	572,988,000	EUR	723,597,489
4.50%, 4/18/20	471,335,000	EUR	546,303,680
5.00%, 10/18/20	1,419,015,000	EUR	1,688,724,636
senior bond, 4.50%, 10/18/18	170,232,000	EUR	202,403,506
senior bond, 4.40%, 6/18/19	390,069,000	EUR	452,838,135
senior bond, 5.40%, 3/13/25	560,843,000	EUR	667,744,830
			5,227,122,364
Israel 1.0%			
Government of Israel,			
5.00%, 3/31/13	802,230,000	ILS	202,876,914
3.50%, 9/30/13	1,553,169,000	ILS	392,111,038
			594,987,952
Lithuania 1.3%			
[d]Government of Lithuania, 144A,			
6.75%, 1/15/15	340,330,000		372,336,335
7.375%, 2/11/20	259,310,000		317,591,219
6.125%, 3/09/21	101,430,000		116,832,653
			806,760,207

20 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Malaysia 3.1%			
Government of Malaysia,			
[c]3.434%, 8/15/14	203,655,000	MYR	$ 65,702,968
senior bond, 3.702%, 2/25/13	1,835,767,000	MYR	589,495,953
senior bond, 3.70%, 5/15/13	214,970,000	MYR	69,139,430
senior bond, 3.21%, 5/31/13	1,800,705,000	MYR	577,276,804
senior bond, 3.461%, 7/31/13	771,150,000	MYR	247,882,089
senior bond, 8.00%, 10/30/13	23,155,000	MYR	7,830,273
[c]senior bond, 5.094%, 4/30/14	1,059,265,000	MYR	350,434,153
			1,907,761,670
Mexico 4.6%			
Government of Mexico,			
9.00%, 12/20/12	22,179,000[e]	MXN	170,162,484
9.00%, 6/20/13	116,181,220[e]	MXN	910,717,976
8.00%, 12/19/13	108,503,900[e]	MXN	856,201,775
7.00%, 6/19/14	41,961,300[e]	MXN	330,311,838
9.50%, 12/18/14	18,840,700[e]	MXN	157,276,400
7.25%, 12/15/16	11,100,000[e]	MXN	91,705,080
[b]Mexican Udibonos, Index Linked,			
4.50%, 12/18/14	4,793,110[e]	MXN	39,681,892
5.00%, 6/16/16	12,282,518[e]	MXN	108,211,481
3.50%, 12/14/17	10,406,686[e]	MXN	89,547,704
4.00%, 6/13/19	6,510,609[e]	MXN	58,430,734
2.50%, 12/10/20	5,212,759[e]	MXN	42,703,828
			2,854,951,192
Norway 0.6%			
[d]Kommunalbanken AS, senior note, 144A, 2.875%, 11/02/12	2,043,240,000	NOK	353,227,165
Peru 0.1%			
Government of Peru, senior bond, 7.84%, 8/12/20	184,399,000	PEN	86,166,549
Philippines 0.5%			
Government of the Philippines,			
4.625%, 11/25/15	1,756,700,000	PHP	42,435,905
senior bond, 5.25%, 9/24/12	1,570,480,000	PHP	37,320,304
senior bond, 5.25%, 1/07/13	1,969,810,000	PHP	47,235,801
senior bond, 8.75%, 3/03/13	6,198,220,000	PHP	151,263,227
senior bond, 9.125%, 9/04/16	619,630,000	PHP	16,838,256
senior note, 6.25%, 1/27/14	172,000,000	PHP	4,260,688
			299,354,181
Poland 10.5%			
Government of Poland,			
5.25%, 4/25/13	1,979,670,000	PLN	601,317,967
5.00%, 10/24/13	1,208,515,000	PLN	368,212,861
5.75%, 4/25/14	2,002,250,000	PLN	619,977,253
5.50%, 4/25/15	536,930,000	PLN	167,862,527
6.25%, 10/24/15	1,074,745,000	PLN	344,332,250
5.75%, 9/23/22	495,970,000	PLN	159,558,445
senior note, 6.375%, 7/15/19	297,700,000		366,830,405

Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund	Principal Amount*	Value
Foreign Government and Agency Securities (continued)		
Poland (continued)		
Government of Poland, (continued)		
Strip, 10/25/12	2,855,777,000 PLN	$ 857,047,660
Strip, 1/25/13	4,109,026,000 PLN	1,220,568,088
Strip, 7/25/13	2,946,276,000 PLN	858,111,665
Strip, 1/25/14	2,681,425,000 PLN	765,339,401
Strip, 7/25/14	498,660,000 PLN	139,612,611
		6,468,771,133
Russia 1.4%		
Government of Russia, senior bond,		
[d]144A, 7.50%, 3/31/30	542,132,080	677,637,993
[f]Reg S, 7.50%, 3/31/30	140,605,325	175,749,626
		853,387,619
Singapore 1.4%		
Government of Singapore, senior bond,		
2.50%, 10/01/12	192,350,000 SGD	154,548,198
1.625%, 4/01/13	530,980,000 SGD	429,340,430
2.25%, 7/01/13	321,030,000 SGD	261,839,120
		845,727,748
South Korea 11.7%		
Government of Korea, senior bond, 5.625%, 11/03/25	13,150,000	16,598,495
Korea Monetary Stabilization Bond,		
senior bond, 3.76%, 6/02/13	334,587,880,000 KRW	297,149,571
senior bond, 3.90%, 8/02/13	220,493,740,000 KRW	196,394,171
senior bond, 3.59%, 10/02/13	304,698,550,000 KRW	271,017,142
senior bond, 3.48%, 12/02/13	188,714,600,000 KRW	167,848,710
senior bond, 3.47%, 2/02/14	762,076,480,000 KRW	678,359,178
senior bond, 3.59%, 4/02/14	381,360,620,000 KRW	340,314,395
senior note, 3.28%, 6/02/14	452,128,690,000 KRW	402,097,124
Korea Treasury Bond,		
senior bond, 4.25%, 12/10/12	1,601,717,700,000 KRW	1,417,838,906
senior bond, 3.75%, 6/10/13	1,521,880,500,000 KRW	1,351,531,393
senior bond, 3.00%, 12/10/13	1,702,557,850,000 KRW	1,505,291,666
senior bond, 3.50%, 6/10/14	290,240,000,000 KRW	259,179,473
senior bond, 5.25%, 9/10/15	26,000,000,000 KRW	24,533,610
senior bond, 5.00%, 9/10/16	175,000,000,000 KRW	166,804,698
senior note, 5.25%, 3/10/13	112,864,170,000 KRW	100,748,405
		7,195,706,937
Sri Lanka 0.9%		
Government of Sri Lanka,		
A, 8.50%, 1/15/13	7,820,300,000 LKR	58,178,306
A, 13.50%, 2/01/13	7,593,700,000 LKR	57,482,373
A, 7.50%, 8/01/13	5,532,930,000 LKR	39,819,959
A, 7.00%, 3/01/14	935,200,000 LKR	6,453,675
A, 11.25%, 7/15/14	23,159,500,000 LKR	167,935,461
A, 11.75%, 3/15/15	166,090,000 LKR	1,201,350
A, 6.50%, 7/15/15	3,195,410,000 LKR	20,070,071
A, 11.00%, 8/01/15	15,208,000,000 LKR	107,153,932

22 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Sri Lanka (continued)			
Government of Sri Lanka, (continued)			
A, 6.40%, 8/01/16	2,094,100,000	LKR	$ 12,205,182
A, 5.80%, 1/15/17	2,419,800,000	LKR	13,434,894
B, 8.50%, 7/15/13	314,210,000	LKR	2,287,188
B, 11.75%, 4/01/14	1,487,710,000	LKR	10,934,486
B, 6.60%, 6/01/14	640,700,000	LKR	4,320,024
B, 11.00%, 9/01/15	3,443,800,000	LKR	24,222,889
B, 6.40%, 10/01/16	1,421,400,000	LKR	8,224,416
			533,924,206
[g] **Supranational 2.1%**			
European Bank for Reconstruction & Development,			
2.25%, 7/22/13	2,814,000,000	SEK	427,177,735
senior note, 2.75%, 11/09/12	2,750,000,000	NOK	475,074,424
European Investment Bank, senior note, 4.50%, 5/15/13	340,210,000	NOK	59,738,258
Inter-American Development Bank, senior note, 7.50%, 12/05/24	2,473,000,000	MXN	210,669,274
International Bank for Reconstruction & Development, 2.25%, 11/08/13	860,000,000	SEK	131,534,873
			1,304,194,564
Sweden 4.1%			
Government of Sweden,			
5.50%, 10/08/12	8,349,315,000	SEK	1,265,849,449
1.50%, 8/30/13	1,786,640,000	SEK	271,580,072
Kommuninvest I Sverige AB, senior note, 1.75%, 10/08/12	6,502,740,000	SEK	982,898,111
			2,520,327,632
Ukraine 2.5%			
[d] Government of Ukraine,			
144A, 6.875%, 9/23/15	10,500,000		10,031,543
144A, 9.25%, 7/24/17	220,280,000		223,033,500
144A, 7.75%, 9/23/20	167,780,000		158,132,650
senior bond, 144A, 7.65%, 6/11/13	19,800,000		19,880,685
senior bond, 144A, 6.58%, 11/21/16	135,700,000		125,529,285
senior note, 144A, 4.95%, 10/13/15	50,870,000	EUR	57,237,993
senior note, 144A, 6.25%, 6/17/16	349,346,000		323,363,391
senior note, 144A, 6.75%, 11/14/17	78,803,000		71,907,737
senior note, 144A, 7.95%, 2/23/21	553,590,000		524,321,697
			1,513,438,481
Venezuela 0.2%			
Government of Venezuela, 10.75%, 9/19/13	133,587,000		138,366,075
Vietnam 0.3%			
[d] Government of Vietnam, 144A, 6.75%, 1/29/20	199,780,000		218,634,238
Total Foreign Government and Agency Securities (Cost $43,286,761,206)			43,676,173,396

Annual Report | 23

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds 0.5%			
South Korea 0.1%			
The Export-Import Bank of Korea,			
senior bond, 5.125%, 3/16/15	6,330,000		$ 6,887,040
senior note, 4.625%, 2/20/17	14,090,000	EUR	19,651,386
[d]senior note, 144A, 5.25%, 2/10/14	6,200,000		6,540,107
KDICB Redemption Fund Bond, senior bond,			
07-1, 5.57%, 9/14/12	44,400,000,000	KRW	39,182,343
08-1, 5.28%, 2/15/13	5,957,000,000	KRW	5,308,570
			77,569,446
Ukraine 0.4%			
[d]Financing of Infrastructure Projects State Enterprise, 144A,			
8.375%, 11/03/17	23,747,000		20,927,044
7.40%, 4/20/18	238,810,000		198,361,556
			219,288,600
Total Quasi-Sovereign and Corporate Bonds (Cost $333,287,010)			296,858,046
Municipal Bonds 1.1%			
United States 1.1%			
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	6,900,000		7,775,058
California State GO,			
Build America Bonds, Various Purpose, 6.65%, 3/01/22	19,035,000		23,706,950
Build America Bonds, Various Purpose, 7.55%, 4/01/39	22,040,000		29,531,396
Build America Bonds, Various Purpose, 7.625%, 3/01/40	138,085,000		185,869,314
Various Purpose, 7.60%, 11/01/40	182,895,000		248,071,462
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Build America Bonds, Series CC, 5.882%, 6/15/44	35,750,000		49,412,220
Poway USD, GO, Election of 2008, ID No. 2007-1, Series A, zero cpn.,			
8/01/27	6,485,000		3,415,001
8/01/30	6,485,000		2,908,198
8/01/32	8,105,000		3,215,173
8/01/33	4,290,000		1,601,500
Riverside County Transportation Commission Sales Tax Revenue, Build America Bonds, Limited Tax, Series B, 6.807%, 6/01/39	45,720,000		63,838,379
Tulare Sewer Revenue, Build America Bonds, Series B, AGMC Insured, 8.75%, 11/15/44	11,080,000		13,698,758
Wayne County GO, Recovery Zone Economic Development Bonds, Build America Bonds, 10.00%, 12/01/40	40,000,000		47,214,800
Total Municipal Bonds (Cost $515,870,057)			680,258,209
Total Investments before Short Term Investments (Cost $44,135,918,273)			44,653,289,651
Short Term Investments 23.8%			
Foreign Government and Agency Securities 9.8%			
Hungary 0.0%[†]			
[h]Hungary Treasury Bill, 7/24/13	6,490,000,000	HUF	27,112,919

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund	Principal Amount*		Value
Short Term Investments (continued)			
Foreign Government and Agency Securities (continued)			
Indonesia 0.0%†			
[h]Indonesia Treasury Bill, 10/05/12	12,465,000,000	IDR	$ 1,302,605
Malaysia 5.8%			
[c,h]Bank of Negara Monetary Note, 9/20/12 - 8/27/13	11,219,755,000	MYR	3,544,722,296
[h]Malaysia Treasury Bills, 1/25/13 - 5/31/13	61,230,000	MYR	19,296,478
			3,564,018,774
Philippines 0.4%			
[h]Philippine Treasury Bills, 9/05/12 - 8/22/13	9,712,750,000	PHP	228,762,840
Singapore 1.3%			
[h]Singapore Treasury Bills, 10/11/12 - 5/02/13	1,007,350,000	SGD	807,523,832
South Korea 2.3%			
Korea Monetary Stabilization Bond,			
senior bond, 3.43%, 2/09/13	502,593,000,000	KRW	444,362,022
senior bond, 3.38%, 5/09/13	421,480,530,000	KRW	373,142,235
senior note, 3.83%, 4/02/13	182,774,250,000	KRW	162,135,893
senior note, 3.28%, 6/09/13	391,174,470,000	KRW	346,238,890
senior note, Strip, 12/18/12	98,288,820,000	KRW	85,954,153
			1,411,833,193
Sri Lanka 0.0%†			
[h]Sri Lanka Treasury Bills, 9/14/12 - 8/02/13	435,540,000	LKR	3,093,601
Total Foreign Government and Agency Securities (Cost $6,050,564,914)			6,043,647,764
U.S. Government and Agency Securities 1.6%			
United States 1.6%			
[h]FFCB, 9/04/12	14,000,000		13,999,985
[h]FHLB, 9/04/12 - 9/17/12	947,604,000		947,598,437
Total U.S. Government and Agency Securities (Cost $961,588,454)			961,598,422
Total Investments before Money Market Funds (Cost $51,148,071,641)			51,658,535,837
	Shares		
Money Market Funds (Cost $7,615,265,349) 12.4%			
United States 12.4%			
[i,j]Institutional Fiduciary Trust Money Market Portfolio	7,615,265,349		7,615,265,349
Total Investments (Cost $58,763,336,990) 96.3%			59,273,801,186
Other Assets, less Liabilities 3.7%			2,302,987,367
Net Assets 100.0%			$ 61,576,788,553

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2012 (continued)

Templeton Global Bond Fund

bRedemption price at maturity is adjusted for inflation. See Note 1(g).
cA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31,
2012, the aggregate value of these securities was $3,980,656,807, representing 6.46% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2012, the value of this security was $175,749,626, representing 0.29% of net assets.
gA supranational organization is an entity formed by two or more central governments through international treaties.
hThe security is traded on a discount basis with no stated coupon rate.
iNon-income producing.
jSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At August 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	2,547,500	3,198,386	9/04/12	$ 6,751	$ —
Euro	DBAB	Sell	2,547,500	3,662,286	9/04/12	457,148	—
Indian Rupee	HSBK	Sell	2,287,801,000	41,057,778	9/04/12	—	(110,948)
Indian Rupee	DBAB	Sell	1,979,778,000	35,529,876	9/04/12	—	(96,010)
Indian Rupee	DBAB	Buy	1,979,778,000	34,647,241	9/04/12	978,645	—
Indian Rupee	HSBK	Buy	2,287,801,000	39,723,940	9/04/12	1,444,786	—
Malaysian Ringgit . . .	JPHQ	Sell	250,109,000	79,866,203	9/04/12	—	(158,264)
Malaysian Ringgit . . .	JPHQ	Buy	250,109,000	78,156,620	9/04/12	1,867,846	—
Mexican Peso	HSBK	Buy	615,247,100	47,843,781	9/04/12	—	(1,278,248)
Mexican Peso	HSBK	Sell	615,247,100	45,879,724	9/04/12	—	(685,809)
Euro	DBAB	Buy	26,911,000	33,786,761	9/06/12	71,996	—
Euro	UBSW	Sell	6,417,345	9,124,309	9/06/12	1,050,164	—
Euro	DBAB	Sell	26,911,000	38,181,865	9/06/12	4,323,108	—
Indian Rupee	DBAB	Buy	1,011,402,000	21,311,069	9/06/12	—	(3,118,585)
Indian Rupee	DBAB	Sell	1,011,402,000	18,141,740	9/06/12	—	(35,948)
Polish Zloty	DBAB	Buy	207,553,629	48,664,391 EUR	9/06/12	1,361,008	—
Indian Rupee	DBAB	Buy	1,458,276,000	25,759,360	9/07/12	465,756	—
Euro	BZWS	Sell	59,671,104	83,784,197	9/10/12	8,704,487	—
Euro	DBAB	Sell	59,205,000	82,816,546	9/10/12	8,323,300	—
Indian Rupee	HSBK	Buy	394,916,000	6,981,533	9/10/12	116,060	—
Mexican Peso	CITI	Buy	1,346,240,000	104,929,072	9/10/12	—	(3,097,798)
Mexican Peso	CITI	Buy	1,346,240,000	93,965,240	9/10/12	7,866,034	—
Polish Zloty	DBAB	Buy	284,819,000	66,360,438 EUR	9/10/12	2,351,168	—
Singapore Dollar	CSFB	Buy	190,826,456	153,175,836	9/10/12	—	(81,209)
Euro	DBAB	Sell	104,415,800	131,898,039	9/11/12	518,094	—
Indian Rupee	DBAB	Buy	394,805,000	7,025,625	9/11/12	68,496	—
Euro	BZWS	Sell	54,965,916	76,842,351	9/12/12	7,681,447	—
Polish Zloty	DBAB	Buy	166,560,000	38,600,232 EUR	9/12/12	1,622,049	—

26 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	CITI	Buy	27,014,480,000	55,431,374	9/13/12	$ 698,140	$ —
Euro	DBAB	Sell	204,801,000	280,231,256	9/13/12	22,537,676	—
Indian Rupee	HSBK	Buy	982,620,000	17,464,608	9/13/12	184,421	—
Mexican Peso	JPHQ	Buy	1,456,663,741	112,190,000	9/13/12	—	(2,038,630)
Mexican Peso	CITI	Buy	910,540,000	70,117,049	9/13/12	—	(1,262,979)
Chilean Peso	JPHQ	Buy	25,881,000,000	52,791,433	9/14/12	974,234	—
Chilean Peso	CITI	Buy	26,017,100,000	52,791,762	9/14/12	1,256,642	—
Euro	BZWS	Sell	149,708,582	204,775,141	9/14/12	16,400,447	—
Euro	DBAB	Sell	168,930,000	229,207,603	9/14/12	16,647,062	—
Mexican Peso	JPHQ	Buy	1,108,360,000	84,139,727	9/14/12	—	(334,956)
Euro	DBAB	Sell	28,000,000	38,255,000	9/17/12	3,022,220	—
Euro	UBSW	Sell	136,918,349	187,673,981	9/17/12	15,387,766	—
Indonesian Rupiah	JPHQ	Buy	278,659,000,000	29,332,526	9/17/12	—	(177,844)
Australian Dollar	BZWS	Buy	293,760,010	22,337,804,920 JPY	9/18/12	17,473,901	—
Indian Rupee	DBAB	Buy	988,229,000	17,384,931	9/18/12	346,398	—
Euro	BZWS	Sell	58,343,508	80,875,771	9/19/12	7,459,877	—
Indonesian Rupiah	JPHQ	Buy	364,309,000,000	39,109,930	9/19/12	—	(1,004,885)
Philippine Peso	HSBK	Buy	3,779,486,751	87,042,831	9/19/12	2,610,670	—
Polish Zloty	DBAB	Buy	354,200,000	76,492,819 EUR	9/19/12	10,389,325	—
Singapore Dollar	JPHQ	Buy	272,823,000	215,414,923	9/19/12	3,461,482	—
Swedish Krona	DBAB	Buy	1,217,000,000	132,712,482 EUR	9/19/12	16,629,283	—
Australian Dollar	CITI	Buy	194,820,000	193,579,971	9/20/12	7,256,632	—
Australian Dollar	DBAB	Buy	206,199,375	204,869,389	9/20/12	7,698,017	—
Australian Dollar	MSCO	Buy	132,000,000	132,198,000	9/20/12	3,878,540	—
Australian Dollar	BZWS	Buy	95,524,000	95,524,000	9/20/12	2,950,056	—
Chilean Peso	MSCO	Buy	49,731,000,000	100,304,557	9/20/12	2,906,767	—
Indian Rupee	DBAB	Buy	900,181,000	15,898,921	9/20/12	245,893	—
Indonesian Rupiah	JPHQ	Buy	473,556,000,000	51,333,984	9/20/12	—	(1,809,198)
Swedish Krona	UBSW	Buy	1,880,000,000	205,821,012 EUR	9/20/12	24,656,431	—
Indonesian Rupiah	JPHQ	Buy	641,648,000,000	68,442,453	9/21/12	—	(1,347,973)
Indonesian Rupiah	HSBK	Buy	320,311,000,000	34,221,261	9/21/12	—	(727,663)
South Korean Won	JPHQ	Buy	126,300,000,000	112,566,845	9/21/12	—	(1,314,797)
South Korean Won	HSBK	Buy	44,276,000,000	39,408,990	9/21/12	—	(408,232)
South Korean Won	HSBK	Sell	35,500,000,000	31,360,424	9/21/12	90,054	—
Swedish Krona	DBAB	Buy	1,307,000,000	144,106,518 EUR	9/21/12	15,851,799	—
Chilean Peso	MSCO	Buy	26,179,074,000	51,683,166	9/24/12	2,613,368	—
Euro	DBAB	Sell	203,050,000	277,475,334	9/24/12	21,956,903	—
Euro	BZWS	Sell	87,741,063	119,373,471	9/24/12	8,959,983	—
Indian Rupee	JPHQ	Buy	1,429,725,000	25,118,810	9/24/12	502,124	—
Indonesian Rupiah	HSBK	Buy	216,256,000,000	22,663,593	9/24/12	—	(60,168)
Indonesian Rupiah	JPHQ	Buy	327,669,000,000	34,221,305	9/24/12	27,184	—
Philippine Peso	DBAB	Buy	2,114,557,000	47,523,475	9/24/12	2,627,770	—
South Korean Won	JPHQ	Buy	336,985,000,000	294,895,727	9/24/12	1,884,461	—
South Korean Won	HSBK	Buy	45,379,000,000	39,408,597	9/24/12	556,351	—

Annual Report | 27

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swedish Krona	CITI	Buy	150,300,000	16,603,075 EUR	9/24/12	$ 1,780,042	$ —
Indian Rupee	DBAB	Buy	2,163,512,000	37,627,735	9/25/12	1,134,751	—
Australian Dollar	JPHQ	Buy	145,832,192	139,174,952	9/26/12	11,077,288	—
Euro	DBAB	Sell	166,879,000	225,768,930	9/26/12	15,763,947	—
Indian Rupee	DBAB	Buy	2,529,955,000	49,939,401	9/26/12	—	(4,620,957)
Indonesian Rupiah	JPHQ	Buy	343,784,000,000	34,990,738	9/26/12	931,980	—
Indonesian Rupiah	DBAB	Buy	512,923,500,000	52,486,416	9/26/12	1,110,046	—
Malaysian Ringgit	DBAB	Buy	58,289,000	18,264,684	9/26/12	355,660	—
Malaysian Ringgit	HSBK	Buy	218,283,000	68,491,685	9/26/12	1,238,530	—
Mexican Peso	HSBK	Buy	1,303,182,600	90,801,273	9/26/12	7,618,239	—
South Korean Won	HSBK	Buy	129,609,000,000	109,748,848	9/26/12	4,382,764	—
Australian Dollar	DBAB	Buy	351,694,807	331,032,737	9/27/12	31,288,029	—
Australian Dollar	MSCO	Buy	164,895,767	167,942,216	9/27/12	1,935,642	—
British Pound	HSBK	Sell	205,059,362	320,491,378	9/27/12	—	(5,038,767)
British Pound	BZWS	Sell	170,575,702	267,423,468	9/27/12	—	(3,364,135)
British Pound	HSBK	Buy	205,059,362	315,627,370	9/27/12	9,902,775	—
British Pound	BZWS	Buy	170,575,702	263,113,020	9/27/12	7,674,583	—
Euro	DBAB	Sell	9,209,661	12,465,276	9/27/12	875,477	—
Indian Rupee	DBAB	Buy	3,537,593,000	68,727,158	9/27/12	—	(5,372,295)
Indian Rupee	HSBK	Buy	1,452,928,000	25,213,939	9/27/12	806,594	—
Australian Dollar	MSCO	Buy	229,704,750	214,567,207	9/28/12	22,055,799	—
British Pound	BZWS	Sell	21,000,000	32,498,130	9/28/12	—	(839,084)
British Pound	BZWS	Buy	193,929,000	300,483,289	9/28/12	7,376,359	—
Euro	DBAB	Sell	371,450,000	500,511,024	9/28/12	33,059,102	—
Euro	HSBK	Sell	135,560,000	182,108,593	9/28/12	11,512,866	—
Euro	CSFB	Sell	303,640,000	410,514,505	9/28/12	28,398,199	—
Euro	MSCO	Sell	102,050,000	138,642,579	9/28/12	10,217,572	—
Hungary Forint	DBAB	Buy	58,498,300,000	266,804,236	9/28/12	—	(8,853,615)
Indian Rupee	JPHQ	Buy	2,895,961,500	56,906,298	9/28/12	—	(5,053,190)
Indian Rupee	DBAB	Buy	2,523,790,000	49,605,228	9/28/12	—	(4,415,969)
Japanese Yen	JPHQ	Sell	2,117,676,000	27,900,870	9/28/12	840,882	—
Philippine Peso	HSBK	Buy	1,977,300,000	45,232,649	9/28/12	1,657,024	—
Swedish Krona	DBAB	Buy	558,474,000	59,784,189 EUR	9/28/12	8,998,996	—
Philippine Peso	HSBK	Buy	1,581,900,000	36,038,273	10/03/12	1,468,262	—
Euro	DBAB	Sell	3,565,000	4,792,786	10/04/12	306,081	—
Philippine Peso	DBAB	Buy	2,397,810,000	55,058,783	10/04/12	1,790,727	—
Philippine Peso	HSBK	Buy	1,923,378,000	43,632,812	10/04/12	1,968,422	—
Euro	UBSW	Sell	210,255,000	280,170,044	10/05/12	15,551,652	—
Euro	DBAB	Sell	67,415,000	89,527,120	10/05/12	4,681,343	—
Indian Rupee	DBAB	Buy	3,863,064,150	75,636,609	10/05/12	—	(6,569,556)
Indian Rupee	JPHQ	Buy	2,575,440,000	50,494,863	10/05/12	—	(4,449,019)
Philippine Peso	DBAB	Buy	2,866,814,000	65,828,106	10/05/12	2,138,490	—
Philippine Peso	HSBK	Buy	2,867,508,000	64,640,292	10/05/12	3,342,757	—
Euro	UBSW	Sell	102,935,000	136,759,441	10/09/12	7,202,851	—

28 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	319,800,000	422,414,226	10/09/12	$ 19,905,871	$ —
Philippine Peso	DBAB	Buy	2,353,377,000	54,069,546	10/09/12	1,716,254	—
Philippine Peso	JPHQ	Buy	757,343,000	17,362,288	10/09/12	590,206	—
Euro	UBSW	Sell	102,960,000	137,966,400	10/11/12	8,374,951	—
Indian Rupee	DBAB	Buy	1,436,398,000	25,216,997	10/11/12	431,326	—
Philippine Peso	DBAB	Buy	1,883,179,000	43,261,636	10/11/12	1,375,041	—
Philippine Peso	JPHQ	Buy	939,542,000	21,539,248	10/11/12	730,559	—
Philippine Peso	HSBK	Buy	2,828,727,000	65,041,664	10/11/12	2,007,179	—
Indian Rupee	JPHQ	Buy	2,310,323,000	40,728,121	10/12/12	516,232	—
Indian Rupee	DBAB	Buy	725,738,000	12,789,349	10/12/12	166,672	—
Malaysian Ringgit	DBAB	Buy	166,041,206	52,214,427	10/12/12	765,498	—
Philippine Peso	DBAB	Buy	560,732,000	12,846,094	10/12/12	444,355	—
Philippine Peso	JPHQ	Buy	1,364,880,000	31,557,919	10/12/12	792,415	—
Malaysian Ringgit	DBAB	Buy	49,340,600	15,526,654	10/15/12	213,355	—
Philippine Peso	JPHQ	Buy	2,620,334,000	60,105,240	10/15/12	1,994,973	—
Philippine Peso	HSBK	Buy	934,950,000	21,426,607	10/15/12	731,100	—
Euro	HSBK	Sell	137,930,000	189,417,379	10/17/12	15,797,012	—
Philippine Peso	HSBK	Buy	4,033,000,000	92,665,778	10/17/12	2,906,679	—
Indian Rupee	JPHQ	Buy	427,252,000	7,645,132	10/19/12	—	(29,084)
Philippine Peso	DBAB	Buy	528,520,000	12,102,588	10/19/12	421,153	—
Philippine Peso	HSBK	Buy	2,027,365,000	47,015,723	10/19/12	1,024,451	—
Philippine Peso	DBAB	Buy	2,112,730,000	48,390,518	10/22/12	1,666,939	—
Philippine Peso	JPHQ	Buy	1,060,856,000	24,426,802	10/22/12	708,333	—
Chilean Peso	CITI	Buy	8,534,203,142	16,041,735	10/24/12	1,582,177	—
Euro	JPHQ	Sell	7,387,013	10,116,884	10/24/12	817,576	—
Euro	BZWS	Sell	32,572,095	44,757,316	10/24/12	3,753,201	—
Malaysian Ringgit	JPHQ	Buy	32,000,000	10,103,562	10/24/12	97,983	—
Euro	BZWS	Sell	248,233,324	344,398,914	10/25/12	31,900,715	—
Euro	BZWS	Sell	69,060,000	95,633,597	10/26/12	8,693,585	—
Euro	CITI	Sell	97,037,945	135,093,316	10/26/12	12,931,716	—
Norwegian Krone	BZWS	Buy	583,844,000	74,671,817 EUR	10/26/12	6,535,015	—
Chilean Peso	BZWS	Buy	1,883,586,000	3,609,785	10/29/12	277,283	—
Chilean Peso	DBAB	Buy	3,765,313,000	7,216,700	10/29/12	553,601	—
Euro	UBSW	Sell	139,330,000	193,947,360	10/29/12	18,537,168	—
Euro	DBAB	Sell	175,760,000	243,800,211	10/29/12	22,526,291	—
Indian Rupee	HSBK	Buy	910,702,000	17,657,990	10/29/12	—	(1,458,540)
Indian Rupee	DBAB	Buy	889,822,000	17,226,418	10/29/12	—	(1,398,379)
Norwegian Krone	BZWS	Buy	583,844,000	74,717,686 EUR	10/29/12	6,461,198	—
Philippine Peso	JPHQ	Buy	1,057,945,000	24,579,935	10/29/12	479,786	—
Philippine Peso	MSCO	Buy	490,730,000	11,359,491	10/29/12	264,513	—
Euro	DBAB	Sell	189,168,918	266,692,232	10/31/12	28,530,874	—
Indian Rupee	DBAB	Buy	1,879,142,000	36,530,896	10/31/12	—	(3,118,185)
Indian Rupee	HSBK	Buy	1,356,628,000	26,367,891	10/31/12	—	(2,245,915)
Japanese Yen	CITI	Sell	6,474,170,000	83,642,365	11/01/12	887,492	—

Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	11,263,065	15,666,248	11/02/12	$ 1,485,818	$ —
Japanese Yen	UBSW	Sell	12,949,800,000	167,180,480	11/02/12	1,650,481	—
Japanese Yen	BZWS	Sell	6,464,800,000	83,543,437	11/02/12	907,540	—
Euro	DBAB	Sell	84,940,000	117,236,736	11/05/12	10,291,363	—
Euro	BZWS	Sell	79,210,113	109,199,062	11/05/12	9,468,015	—
Euro	DBAB	Sell	65,121,000	89,723,714	11/07/12	7,729,710	—
Euro	BZWS	Sell	101,421,123	139,469,257	11/08/12	11,768,024	—
Japanese Yen	CITI	Sell	9,190,446,650	118,646,114	11/08/12	1,163,039	—
Norwegian Krone	UBSW	Buy	565,378,500	71,739,437 EUR	11/08/12	6,983,845	—
Japanese Yen	BZWS	Sell	9,028,069,000	117,034,859	11/13/12	1,621,940	—
Euro	MSCO	Sell	288,483,432	354,112,204	11/14/12	—	(9,151,014)
Japanese Yen	BZWS	Sell	12,407,760,000	160,930,739	11/14/12	2,311,044	—
Japanese Yen	UBSW	Sell	9,153,053,700	118,863,109	11/14/12	1,851,288	—
Japanese Yen	MSCO	Sell	3,400,000,000	43,483,821	11/14/12	18,525	—
Malaysian Ringgit	JPHQ	Buy	338,000,000	105,912,951	11/14/12	1,695,234	—
Euro	BZWS	Sell	102,118,400	139,325,239	11/15/12	10,734,351	—
Indian Rupee	JPHQ	Buy	4,113,949,900	73,022,647	11/16/12	—	(87,601)
Japanese Yen	DBAB	Sell	10,792,263,000	141,328,431	11/16/12	3,358,454	—
Euro	UBSW	Sell	43,392,971	58,966,709	11/19/12	4,321,993	—
Euro	BZWS	Sell	28,601,825	39,208,812	11/19/12	3,190,569	—
Euro	DBAB	Sell	8,448,314	11,458,449	11/19/12	819,497	—
Indian Rupee	HSBK	Buy	3,869,965,050	68,418,062	11/19/12	153,760	—
Japanese Yen	JPHQ	Sell	5,389,206,000	70,534,729	11/19/12	1,636,291	—
Japanese Yen	HSBK	Sell	2,816,138,000	36,894,249	11/19/12	891,262	—
Japanese Yen	UBSW	Sell	4,305,100,000	56,460,328	11/19/12	1,421,670	—
Japanese Yen	BZWS	Sell	13,358,646,000	175,310,315	11/19/12	4,526,372	—
Euro	DBAB	Sell	145,693,000	179,669,336	11/20/12	—	(3,804,064)
Euro	BZWS	Sell	99,622,810	135,188,153	11/21/12	9,730,009	—
Japanese Yen	BZWS	Sell	15,005,634,000	197,183,101	11/21/12	5,339,512	—
Euro	BZWS	Sell	37,226,387	50,527,375	11/23/12	3,645,794	—
Mexican Peso	HSBK	Buy	531,511,160	37,848,294	11/23/12	2,076,377	—
Indian Rupee	JPHQ	Buy	5,620,000,000	99,538,615	11/26/12	—	(85,431)
Indian Rupee	HSBK	Buy	1,650,347,000	29,230,117	11/26/12	—	(25,087)
Indian Rupee	DBAB	Buy	1,430,235,000	25,304,712	11/26/12	5,150	—
Malaysian Ringgit	HSBK	Buy	148,382,600	47,059,275	11/26/12	146,343	—
South Korean Won	JPHQ	Buy	311,710,000,000	273,537,800	11/26/12	—	(25,202)
Indian Rupee	JPHQ	Buy	1,256,501,000	22,419,302	11/27/12	—	(187,954)
Indian Rupee	HSBK	Buy	1,265,363,000	22,561,322	11/27/12	—	(173,177)
Euro	DBAB	Sell	174,725,903	220,198,319	11/29/12	137,597	—
Malaysian Ringgit	HSBK	Buy	126,924,000	40,000,000	11/29/12	371,513	—
Euro	DBAB	Sell	102,298,563	137,198,741	11/30/12	8,355,739	—
Euro	UBSW	Sell	41,865,000	56,609,853	12/03/12	3,879,512	—
Euro	DBAB	Sell	89,200,000	120,054,280	12/03/12	7,703,953	—
Indian Rupee	HSBK	Buy	2,287,801,000	40,383,767	12/04/12	29,783	—

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	1,979,778,000	34,943,528	12/04/12	$ 28,857	$ —
Malaysian Ringgit ...	JPHQ	Buy	352,411,000	109,662,372	12/04/12	2,407,639	—
Chilean Peso	DBAB	Buy	8,550,080,000	16,224,061	12/06/12	1,329,818	—
Chilean Peso	BOFA	Buy	16,276,230,000	30,701,179	12/06/12	2,714,996	—
Indian Rupee	DBAB	Buy	1,011,402,000	17,842,498	12/06/12	17,565	—
Euro	UBSW	Sell	53,062,700	66,254,087	12/07/12	—	(583,856)
Euro	HSBK	Sell	21,570,052	28,998,778	12/07/12	1,829,073	—
Indian Rupee	DBAB	Buy	4,607,316,000	85,953,700	12/07/12	—	(4,582,388)
Indian Rupee	JPHQ	Buy	3,689,300,000	68,891,532	12/07/12	—	(3,733,601)
Singapore Dollar	MSCO	Buy	82,778,200	64,564,543	12/07/12	1,852,368	—
Euro	UBSW	Sell	173,474,656	232,273,891	12/10/12	13,755,520	—
Singapore Dollar	DBAB	Buy	150,355,000	117,519,931	12/10/12	3,119,177	—
Singapore Dollar	GSCO	Buy	87,786,250	69,101,267	12/11/12	1,335,474	—
Euro	BZWS	Sell	127,432,000	171,612,674	12/12/12	11,087,725	—
Polish Zloty	DBAB	Buy	35,195,600	7,600,000 EUR	12/13/12	921,908	—
Singapore Dollar	DBAB	Buy	150,260,000	117,323,714	12/13/12	3,241,266	—
Swedish Krona	MSCO	Buy	1,056,848,700	118,507,367 EUR	12/14/12	9,684,993	—
Australian Dollar	MSCO	Buy	147,210,000	141,508,557	12/17/12	9,054,414	—
Australian Dollar	BZWS	Buy	293,760,010	22,737,024,774 JPY	12/17/12	9,673,520	—
Indonesian Rupiah ...	JPHQ	Buy	236,188,000,000	24,424,819	12/17/12	—	(55,442)
Malaysian Ringgit ...	JPHQ	Buy	140,706,364	43,581,231	12/17/12	1,140,269	—
Swedish Krona	UBSW	Buy	433,849,000	47,088,403 EUR	12/17/12	5,932,817	—
Singapore Dollar	BZWS	Buy	109,530,000	85,603,751	12/18/12	2,283,010	—
Swedish Krona	UBSW	Buy	433,883,000	47,092,093 EUR	12/18/12	5,930,441	—
Swedish Krona	DBAB	Buy	1,217,000,000	132,308,495 EUR	12/19/12	16,349,553	—
Swedish Krona	UBSW	Buy	1,880,000,000	205,203,211 EUR	12/20/12	24,216,925	—
Japanese Yen	JPHQ	Sell	8,250,436,116	106,774,118	12/27/12	1,248,024	—
Swedish Krona	CITI	Buy	1,258,232,801	141,317,310 EUR	12/27/12	11,134,879	—
Chilean Peso	MSCO	Buy	24,066,765,000	45,537,871	1/07/13	3,685,044	—
Japanese Yen	DBAB	Sell	10,434,667,000	137,251,296	1/07/13	3,769,174	—
Chilean Peso	DBAB	Buy	12,284,600,000	23,306,014	1/09/13	1,813,285	—
Chilean Peso	DBAB	Buy	17,261,240,000	32,747,562	1/10/13	2,543,679	—
Euro	CITI	Sell	29,000,000	37,143,200	1/10/13	597,366	—
Japanese Yen	CITI	Sell	3,332,090,000	43,676,629	1/10/13	1,050,291	—
Euro	BZWS	Sell	21,734,000	27,809,740	1/11/13	420,145	—
Japanese Yen	UBSW	Sell	3,331,470,000	43,648,477	1/11/13	1,029,522	—
Chilean Peso	MSCO	Buy	21,679,600,000	41,176,828	1/14/13	3,126,878	—
Euro	CITI	Sell	192,914,073	246,077,333	1/14/13	2,953,210	—
Euro	JPHQ	Sell	26,531,589	33,839,715	1/14/13	402,708	—
Euro	BZWS	Sell	28,201,936	35,967,339	1/14/13	425,241	—
Japanese Yen	HSBK	Sell	12,607,090,000	164,913,900	1/15/13	3,625,131	—
Japanese Yen	DBAB	Sell	3,362,520,000	44,058,176	1/15/13	1,039,786	—
Japanese Yen	UBSW	Sell	10,082,050,000	131,805,287	1/15/13	2,820,609	—
Japanese Yen	HSBK	Sell	10,034,848,500	131,518,329	1/17/13	3,134,215	—

Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	22,914,073	29,238,357	1/22/13	$ 357,176	$ —
Euro	CITI	Sell	42,223,091	53,892,287	1/22/13	673,780	—
Malaysian Ringgit	DBAB	Buy	188,748,100	59,658,670	1/22/13	241,585	—
Chilean Peso	DBAB	Buy	20,283,160,000	39,806,025	1/24/13	1,594,845	—
Chilean Peso	DBAB	Buy	28,770,380,000	56,706,354	1/25/13	2,011,203	—
Chilean Peso	DBAB	Buy	17,914,400,000	35,401,154	1/28/13	1,147,409	—
Euro	CITI	Sell	81,493,700	105,911,657	1/28/13	3,187,380	—
Japanese Yen	DBAB	Sell	13,902,366,365	179,833,215	1/28/13	1,943,532	—
Japanese Yen	UBSW	Sell	15,371,620,000	198,766,665	1/28/13	2,076,939	—
Japanese Yen	HSBK	Sell	17,605,035,074	227,552,252	1/28/13	2,284,550	—
Japanese Yen	BZWS	Sell	13,069,570,000	169,273,022	1/28/13	2,039,501	—
Malaysian Ringgit	HSBK	Buy	149,324,973	47,810,000	1/28/13	—	(432,821)
Chilean Peso	DBAB	Buy	10,855,470,000	21,452,650	1/29/13	691,817	—
Chilean Peso	JPHQ	Buy	23,075,040,000	45,490,468	1/30/13	1,575,569	—
Chilean Peso	DBAB	Buy	21,710,940,000	42,507,959	1/30/13	1,775,731	—
Euro	BZWS	Sell	94,940,000	125,176,017	1/30/13	5,499,092	—
Swedish Krona	UBSW	Buy	968,454,000	107,467,486 EUR	1/30/13	9,996,135	—
Chilean Peso	DBAB	Buy	20,259,910,000	39,608,817	1/31/13	1,710,322	—
Chilean Peso	MSCO	Buy	10,226,011,000	20,411,200	1/31/13	444,271	—
Chilean Peso	JPHQ	Buy	24,540,000,000	48,378,512	1/31/13	1,669,671	—
Chilean Peso	MSCO	Buy	7,610,341,800	15,062,527	2/01/13	456,572	—
Chilean Peso	DBAB	Buy	28,279,300,000	56,165,442	2/04/13	1,481,566	—
Chilean Peso	MSCO	Buy	19,976,960,000	39,634,804	2/04/13	1,087,985	—
Euro	BZWS	Sell	236,528,836	291,823,365	2/04/13	—	(6,354,651)
Malaysian Ringgit	DBAB	Buy	152,706,100	49,534,871	2/04/13	—	(1,099,166)
Chilean Peso	DBAB	Buy	13,711,100,000	27,204,563	2/05/13	742,039	—
Chilean Peso	DBAB	Buy	12,407,800,000	24,544,627	2/06/13	742,536	—
Indian Rupee	HSBK	Buy	1,251,285,000	24,175,309	2/06/13	—	(2,314,093)
Indian Rupee	JPHQ	Buy	792,240,000	15,285,710	2/06/13	—	(1,444,475)
Chilean Peso	DBAB	Buy	19,530,500,000	38,634,475	2/07/13	1,164,080	—
Indian Rupee	HSBK	Buy	541,250,000	10,506,853	2/07/13	—	(1,052,337)
Singapore Dollar	DBAB	Buy	139,923,000	112,704,793	2/07/13	—	(397,526)
Singapore Dollar	HSBK	Buy	139,904,000	112,644,122	2/07/13	—	(352,105)
Chilean Peso	JPHQ	Buy	13,008,500,000	25,815,638	2/08/13	689,483	—
Euro	CITI	Sell	80,318,000	105,049,519	2/08/13	3,791,674	—
Euro	HSBK	Sell	73,778,000	96,561,384	2/08/13	3,548,594	—
Indian Rupee	HSBK	Buy	897,700,000	17,633,424	2/08/13	—	(1,955,235)
Malaysian Ringgit	DBAB	Buy	200,633,268	65,560,000	2/08/13	—	(1,933,309)
Singapore Dollar	DBAB	Buy	278,683,950	224,253,211	2/08/13	—	(570,084)
Chilean Peso	BZWS	Buy	40,063,200,000	79,696,041	2/11/13	1,904,703	—
Chilean Peso	DBAB	Buy	11,009,800,000	22,174,824	2/11/13	249,942	—
Chilean Peso	MSCO	Buy	9,810,760,000	19,859,838	2/11/13	122,722	—
Euro	JPHQ	Sell	2,700,000	3,576,218	2/11/13	172,153	—
Euro	BZWS	Sell	150,959,000	200,322,593	2/11/13	9,998,834	—

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	5,710,530,000	110,672,832	2/11/13	$ —	$ (10,992,134)
Mexican Peso	MSCO	Buy	1,408,400,000	107,188,249	2/11/13	—	(2,174,070)
Mexican Peso	CITI	Buy	1,001,212,000	74,801,046	2/11/13	—	(147,924)
Mexican Peso	MSCO	Buy	594,288,000	44,089,918	2/11/13	221,831	—
Polish Zloty	DBAB	Buy	52,182,000	12,080,565 EUR	2/11/13	235,837	—
Polish Zloty	BZWS	Buy	52,182,000	12,065,202 EUR	2/11/13	255,206	—
Swedish Krona	UBSW	Buy	891,973,049	106,086,233 EUR	2/11/13	177,710	—
Japanese Yen	HSBK	Sell	6,367,072,000	83,229,699	2/12/13	1,743,181	—
Japanese Yen	MSCO	Sell	5,856,880,500	76,534,018	2/12/13	1,576,989	—
Mexican Peso	MSCO	Buy	1,188,587,000	88,833,109	2/12/13	—	(216,959)
Chilean Peso	BZWS	Buy	16,174,200,000	32,629,009	2/13/13	306,819	—
Chilean Peso	MSCO	Buy	26,354,310,000	53,402,857	2/13/13	262,922	—
Euro	UBSW	Sell	140,680,000	187,207,096	2/13/13	9,837,781	—
Malaysian Ringgit	DBAB	Buy	176,076,402	57,562,000	2/13/13	—	(1,734,716)
Mexican Peso	CITI	Buy	1,155,788,000	86,718,788	2/13/13	—	(555,937)
Singapore Dollar	BZWS	Buy	38,999,058	31,433,109	2/13/13	—	(129,964)
Mexican Peso	MSCO	Buy	544,517,320	40,726,800	2/14/13	—	(137,314)
Polish Zloty	DBAB	Buy	52,182,000	11,987,044 EUR	2/14/13	348,411	—
Singapore Dollar	HSBK	Buy	240,069,100	193,448,106	2/14/13	—	(752,134)
Chilean Peso	DBAB	Buy	20,505,700,000	41,215,831	2/15/13	530,443	—
Japanese Yen	DBAB	Sell	1,893,879,790	24,523,862	2/15/13	284,834	—
Japanese Yen	JPHQ	Sell	3,521,800,000	45,636,797	2/15/13	562,653	—
Mexican Peso	MSCO	Buy	710,284,000	53,993,463	2/15/13	—	(1,052,251)
Euro	UBSW	Sell	72,848,000	96,221,281	2/19/13	4,366,837	—
Euro	JPHQ	Sell	72,848,000	96,144,790	2/19/13	4,290,347	—
Malaysian Ringgit	HSBK	Buy	51,597,000	16,749,010	2/19/13	—	(393,632)
Singapore Dollar	BZWS	Buy	112,084,000	90,049,008	2/19/13	—	(80,072)
Singapore Dollar	DBAB	Buy	168,234,000	134,050,996	2/19/13	989,098	—
Chilean Peso	JPHQ	Buy	10,742,400,000	21,745,749	2/21/13	108,534	—
Euro	UBSW	Sell	74,206,000	98,113,689	2/21/13	4,544,321	—
Chilean Peso	JPHQ	Buy	18,232,450,000	36,501,401	2/22/13	586,220	—
Japanese Yen	HSBK	Sell	6,688,700,000	84,881,980	2/22/13	—	(731,807)
Chilean Peso	DBAB	Buy	14,257,230,000	28,429,172	2/25/13	561,966	—
Chilean Peso	CITI	Buy	20,803,900,000	41,766,513	2/25/13	536,849	—
Chilean Peso	MSCO	Buy	22,938,650,000	45,799,441	2/25/13	844,794	—
Euro	DBAB	Sell	188,527,791	235,401,456	2/25/13	—	(2,334,202)
Indian Rupee	HSBK	Buy	3,331,610,028	64,213,286	2/25/13	—	(6,201,395)
Japanese Yen	JPHQ	Sell	6,693,900,000	84,438,978	2/25/13	—	(1,244,681)
Malaysian Ringgit	CSFB	Buy	251,873,742	82,164,000	2/25/13	—	(2,344,351)
Mexican Peso	CITI	Buy	900,635,000	68,585,843	2/25/13	—	(1,518,560)
Singapore Dollar	DBAB	Buy	109,900,000	87,898,904	2/25/13	320,021	—
Chilean Peso	DBAB	Buy	13,753,090,000	27,231,685	2/26/13	731,018	—
Chilean Peso	MSCO	Buy	22,054,300,000	44,108,600	2/27/13	726,782	—
Euro	DBAB	Sell	31,393,000	41,859,426	2/27/13	2,271,395	—

Annual Report | 33

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	10,227,800,000	130,656,617	2/27/13	$ —	$ (265,256)
Chilean Peso	JPHQ	Buy	10,953,800,000	21,846,430	2/28/13	419,629	—
Chilean Peso	DBAB	Buy	19,918,030,000	39,590,598	2/28/13	897,271	—
Malaysian Ringgit	HSBK	Buy	311,715,000	99,020,013	2/28/13	—	(248,984)
Mexican Peso	MSCO	Buy	274,416,700	20,465,113	2/28/13	—	(35,736)
Singapore Dollar	DBAB	Buy	68,720,000	54,805,008	2/28/13	358,917	—
Chilean Peso	BZWS	Buy	30,271,200,000	60,802,209	3/01/13	723,856	—
Chilean Peso	DBAB	Buy	8,038,300,000	16,026,917	3/01/13	310,889	—
Japanese Yen	HSBK	Sell	9,813,450,000	122,733,327	3/01/13	—	(2,888,381)
Japanese Yen	JPHQ	Sell	9,819,200,000	122,893,617	3/01/13	—	(2,801,696)
Chilean Peso	DBAB	Buy	12,395,040,000	24,760,368	3/04/13	423,959	—
Japanese Yen	UBSW	Sell	12,728,600,000	158,814,685	3/04/13	—	(4,131,093)
Euro	DBAB	Sell	37,178,000	49,653,078	3/05/13	2,766,037	—
Chilean Peso	DBAB	Buy	12,395,040,000	24,927,179	3/06/13	251,463	—
Chilean Peso	DBAB	Buy	12,092,440,000	24,321,078	3/07/13	240,107	—
Euro	DBAB	Sell	46,970,000	62,358,781	3/07/13	3,120,934	—
Euro	BZWS	Sell	80,229,957	106,425,038	3/07/13	5,240,241	—
Japanese Yen	MSCO	Sell	6,405,061,130	79,104,127	3/07/13	—	(2,894,249)
Chilean Peso	DBAB	Buy	12,019,520,000	23,943,267	3/08/13	467,054	—
Euro	DBAB	Sell	38,210,000	50,401,283	3/08/13	2,210,753	—
Euro	MSCO	Sell	82,877,000	109,041,683	3/08/13	4,517,043	—
Euro	HSBK	Sell	29,251,000	38,516,254	3/08/13	1,624,834	—
Euro	CITI	Sell	109,690,000	144,263,191	3/08/13	5,921,941	—
Chilean Peso	MSCO	Buy	12,816,000,000	25,055,718	3/11/13	963,359	—
Euro	BZWS	Sell	23,992,252	31,547,412	3/11/13	1,287,091	—
Euro	DBAB	Sell	79,470,000	105,555,233	3/12/13	5,322,012	—
Chilean Peso	DBAB	Buy	11,693,890,000	22,951,698	3/13/13	783,914	—
Mexican Peso	CITI	Buy	897,849,000	68,616,660	3/13/13	—	(1,849,567)
Euro	DBAB	Sell	50,000,000	65,783,750	3/14/13	2,718,462	—
Euro	BZWS	Sell	52,945,647	69,485,867	3/15/13	2,704,302	—
Euro	DBAB	Sell	103,280,000	135,268,914	3/15/13	4,999,469	—
Japanese Yen	CITI	Sell	8,267,822,900	100,410,771	3/15/13	—	(5,447,581)
Chilean Peso	DBAB	Buy	23,672,830,000	46,821,262	3/18/13	1,201,465	—
Euro	DBAB	Sell	112,249,000	147,027,108	3/18/13	5,439,033	—
Euro	CITI	Sell	6,192,249	8,131,228	3/19/13	320,373	—
Japanese Yen	MSCO	Sell	12,384,230,000	149,420,628	3/19/13	—	(9,152,274)
Japanese Yen	CITI	Sell	8,777,350,000	105,623,947	3/19/13	—	(6,764,943)
Polish Zloty	DBAB	Buy	223,787,690	52,203,903 EUR	3/19/13	249,667	—
Singapore Dollar	DBAB	Buy	190,493,600	150,433,231	3/19/13	2,502,021	—
Singapore Dollar	HSBK	Buy	217,756,000	172,316,214	3/19/13	2,506,292	—
Chilean Peso	JPHQ	Buy	10,835,800,000	21,715,030	3/21/13	259,055	—
Euro	DBAB	Sell	34,555,000	45,559,385	3/21/13	1,970,782	—
Euro	BZWS	Sell	4,383,502	5,818,661	3/21/13	289,194	—
Singapore Dollar	DBAB	Buy	205,097,300	163,528,385	3/21/13	1,133,456	—

34 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	HSBK	Buy	163,895,000	130,656,091	3/21/13	$ 926,589	$ —
Japanese Yen	BZWS	Sell	8,566,803,330	102,988,667	3/25/13	—	(6,714,145)
Euro	DBAB	Sell	29,745,000	39,236,630	3/26/13	1,712,917	—
Euro	CITI	Sell	7,237,832	9,549,306	3/26/13	418,685	—
Malaysian Ringgit	DBAB	Buy	304,436,000	97,340,128	3/26/13	—	(983,156)
Malaysian Ringgit	HSBK	Buy	145,031,000	46,396,558	3/26/13	—	(492,827)
Singapore Dollar	CSFB	Buy	154,594,000	122,869,178	3/26/13	1,250,370	—
Singapore Dollar	MSCO	Buy	154,487,600	122,124,585	3/26/13	1,909,537	—
Euro	DBAB	Sell	990,895	1,324,034	3/28/13	73,972	—
Indian Rupee	JPHQ	Buy	5,100,555,922	94,432,738	3/28/13	—	(6,075,171)
Indian Rupee	DBAB	Buy	1,361,160,841	25,153,906	3/28/13	—	(1,574,346)
Chilean Peso	DBAB	Buy	11,405,180,000	22,530,976	3/29/13	576,937	—
Chilean Peso	DBAB	Buy	12,117,060,000	23,847,786	4/03/13	688,650	—
Euro	DBAB	Sell	74,973,000	100,138,437	4/04/13	5,547,328	—
Euro	HSBK	Sell	133,988,000	176,515,791	4/10/13	7,453,377	—
Euro	UBSW	Sell	66,994,000	87,833,824	4/11/13	3,301,457	—
Euro	DBAB	Sell	113,621,500	149,032,777	4/11/13	5,666,292	—
Euro	JPHQ	Sell	214,266,000	281,320,545	4/12/13	10,958,118	—
Indian Rupee	DBAB	Buy	1,454,986,000	26,787,183	4/12/13	—	(1,644,526)
Chilean Peso	MSCO	Buy	24,383,100,000	48,069,197	4/15/13	1,238,789	—
Indian Rupee	DBAB	Buy	3,119,992,000	57,051,804	4/15/13	—	(3,163,889)
Euro	HSBK	Sell	117,406,000	155,331,073	4/16/13	7,179,185	—
Indian Rupee	JPHQ	Buy	2,095,665,000	38,437,053	4/16/13	—	(2,247,077)
Indian Rupee	JPHQ	Buy	2,057,100,000	37,600,760	4/18/13	—	(2,088,448)
Chilean Peso	MSCO	Buy	21,847,300,000	43,108,327	4/19/13	1,051,869	—
Indian Rupee	JPHQ	Buy	1,027,590,000	18,828,433	4/22/13	—	(1,100,514)
Indian Rupee	DBAB	Buy	725,918,000	13,283,888	4/22/13	—	(760,395)
Japanese Yen	CITI	Sell	6,890,100,000	85,224,996	4/22/13	—	(3,043,667)
Japanese Yen	BZWS	Sell	6,869,100,000	84,992,576	4/22/13	—	(3,007,057)
Euro	DBAB	Sell	107,566,000	141,933,337	4/23/13	6,185,282	—
Malaysian Ringgit	JPHQ	Buy	19,310,000	6,205,212	4/25/13	—	(101,265)
Indian Rupee	DBAB	Buy	1,461,225,000	26,064,911	4/26/13	—	(872,511)
Chilean Peso	JPHQ	Buy	13,842,935,000	27,335,970	4/29/13	613,526	—
Chilean Peso	CITI	Buy	22,313,350,000	44,184,851	4/29/13	866,786	—
Euro	BZWS	Sell	41,793,000	55,294,229	4/29/13	2,547,214	—
Indian Rupee	JPHQ	Buy	1,242,694,000	22,296,474	4/29/13	—	(882,233)
Swedish Krona	UBSW	Buy	67,500,000	7,470,285 EUR	4/29/13	685,143	—
Indian Rupee	JPHQ	Buy	1,035,247,000	18,537,200	4/30/13	—	(700,637)
Indian Rupee	DBAB	Buy	432,942,691	7,746,751	4/30/13	—	(287,459)
Euro	CSFB	Sell	108,089,000	142,715,311	5/07/13	6,281,032	—
Euro	BZWS	Sell	78,607,000	103,906,663	5/07/13	4,685,749	—
Euro	CITI	Sell	39,425,861	52,118,031	5/07/13	2,353,125	—
Euro	MSCO	Sell	78,775,000	103,986,151	5/07/13	4,553,180	—
Euro	DBAB	Sell	127,740,000	168,363,875	5/08/13	7,123,101	—

Annual Report | 35

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Sell	39,305,000	51,301,869	5/10/13	$ 1,687,476	$ —
Euro	DBAB	Sell	215,068,000	280,696,000	5/10/13	9,217,355	—
Japanese Yen	CITI	Sell	24,962,881,000	314,635,690	5/10/13	—	(5,248,522)
Chilean Peso	MSCO	Buy	11,060,000,000	21,637,484	5/13/13	658,131	—
Euro	DBAB	Sell	128,181,000	166,532,755	5/13/13	4,724,227	—
Euro	CITI	Sell	100,069,509	130,398,576	5/13/13	4,076,422	—
Japanese Yen	DBAB	Sell	16,608,958,000	209,974,185	5/13/13	—	(2,869,124)
Japanese Yen	UBSW	Sell	12,414,879,000	156,996,352	5/13/13	—	(2,099,958)
Japanese Yen	CITI	Sell	12,414,890,000	156,216,175	5/14/13	—	(2,882,658)
Euro	BZWS	Sell	40,148,795	51,783,916	5/16/13	1,100,235	—
Euro	DBAB	Sell	82,207,000	105,418,146	5/20/13	1,634,658	—
Malaysian Ringgit	HSBK	Buy	632,620,000	200,000,000	5/20/13	—	(240,964)
Euro	BZWS	Sell	191,209,145	244,481,170	5/21/13	3,082,939	—
Euro	DBAB	Sell	119,850,000	152,820,735	5/21/13	1,512,187	—
Chilean Peso	MSCO	Buy	5,306,760,000	10,146,769	5/22/13	540,242	—
Euro	BZWS	Sell	60,671,406	77,677,601	5/22/13	1,079,952	—
Malaysian Ringgit	HSBK	Buy	36,030,800	11,294,214	5/22/13	82,066	—
Polish Zloty	MSCO	Buy	267,265,000	59,379,027 EUR	5/24/13	3,490,690	—
Euro	DBAB	Sell	107,060,000	134,839,394	5/29/13	—	(336,907)
Euro	DBAB	Sell	96,484,000	122,124,623	5/29/13	301,812	—
Euro	BZWS	Sell	50,325,351	63,769,769	5/29/13	227,878	—
Swedish Krona	UBSW	Buy	485,000,000	53,169,914 EUR	5/29/13	5,474,614	—
Chilean Peso	CITI	Buy	31,264,830,000	59,185,670	5/31/13	3,716,581	—
Malaysian Ringgit	HSBK	Buy	210,695,000	65,700,521	5/31/13	799,043	—
Singapore Dollar	DBAB	Buy	127,883,000	100,331,869	5/31/13	2,388,013	—
Singapore Dollar	BZWS	Buy	128,018,000	100,587,727	5/31/13	2,240,591	—
Chilean Peso	DBAB	Buy	44,641,073,000	84,555,494	6/03/13	5,232,759	—
Swedish Krona	BZWS	Buy	1,266,479,512	139,150,636 EUR	6/03/13	13,866,688	—
Euro	BZWS	Sell	87,085,662	108,291,021	6/05/13	—	(1,676,190)
Euro	DBAB	Sell	39,411,220	49,024,799	6/05/13	—	(741,625)
Euro	BZWS	Sell	39,097,540	48,922,752	6/06/13	—	(448,275)
Malaysian Ringgit	DBAB	Buy	28,167,000	8,676,113	6/06/13	211,900	—
Euro	DBAB	Sell	102,043,700	127,717,895	6/07/13	—	(1,141,208)
Euro	DBAB	Sell	104,415,800	132,451,442	6/11/13	589,388	—
Polish Zloty	CITI	Buy	61,037,800	13,524,284 EUR	6/11/13	813,116	—
Polish Zloty	DBAB	Buy	312,838,000	69,496,390 EUR	6/11/13	3,939,959	—
Singapore Dollar	GSCO	Buy	87,786,250	69,270,299	6/11/13	1,249,116	—
Swedish Krona	MSCO	Buy	1,729,612,600	189,579,828 EUR	6/11/13	19,426,031	—
Swedish Krona	DBAB	Buy	879,900,000	96,800,810 EUR	6/11/13	9,432,329	—
Euro	DBAB	Sell	70,474,000	88,897,313	6/13/13	—	(103,688)
Malaysian Ringgit	DBAB	Buy	151,275,000	47,118,829	6/13/13	602,660	—
Swedish Krona	MSCO	Buy	839,515,800	92,191,672 EUR	6/13/13	9,198,852	—
Swedish Krona	BZWS	Buy	730,984,000	81,202,399 EUR	6/13/13	6,836,181	—
Japanese Yen	CITI	Sell	4,208,470,000	53,232,017	6/14/13	—	(727,795)

36 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	CSFB	Buy	418,125,000	129,358,352	6/14/13	$ 2,539,043	$ —
Swedish Krona	MSCO	Buy	253,752,800	28,315,885 EUR	6/18/13	2,204,152	—
Swedish Krona	DBAB	Buy	1,216,000,000	135,670,375 EUR	6/19/13	10,581,479	—
Euro	BZWS	Sell	19,959,932	25,257,298	6/20/13	47,563	—
Swedish Krona	MSCO	Buy	630,587,640	70,172,111 EUR	6/20/13	5,714,674	—
Swedish Krona	UBSW	Buy	425,170,000	47,391,711 EUR	6/24/13	3,743,031	—
Swedish Krona	MSCO	Buy	844,220,000	94,126,436 EUR	6/24/13	7,400,378	—
South Korean Won	DBAB	Buy	129,184,000,000	109,761,672	6/27/13	2,765,004	—
Malaysian Ringgit	JPHQ	Buy	159,282,000	49,186,919	6/28/13	1,031,430	—
Swedish Krona	DBAB	Buy	677,526,000	75,594,805 EUR	6/28/13	5,853,791	—
Swedish Krona	UBSW	Buy	1,104,669,000	123,366,055 EUR	6/28/13	9,401,713	—
Japanese Yen	BZWS	Sell	11,637,164,000	147,670,376	7/02/13	—	(1,585,719)
Malaysian Ringgit	HSBK	Buy	497,925,000	155,329,735	7/05/13	1,613,474	—
Singapore Dollar	HSBK	Buy	165,273,000	130,359,988	7/12/13	2,440,076	—
Euro	BZWS	Sell	100,903,000	123,636,446	7/16/13	—	(3,852,919)
Euro	MSCO	Sell	100,845,000	123,582,522	7/16/13	—	(3,833,561)
Euro	UBSW	Sell	91,986,000	112,719,644	7/16/13	—	(3,503,230)
Euro	BZWS	Sell	158,260,000	194,810,147	7/18/13	—	(5,154,583)
Euro	UBSW	Sell	91,986,000	113,151,979	7/18/13	—	(3,074,204)
Euro	BZWS	Sell	139,061,000	171,740,335	7/19/13	—	(3,968,569)
Euro	MSCO	Sell	94,240,000	116,148,444	7/22/13	—	(2,932,492)
Euro	DBAB	Sell	87,055,000	107,291,370	7/22/13	—	(2,710,656)
Malaysian Ringgit	DBAB	Buy	5,149,000	1,608,459	7/22/13	13,415	—
Euro	DBAB	Sell	89,314,817	109,932,249	7/23/13	—	(2,926,870)
Euro	DBAB	Sell	4,388,970	5,354,543	7/25/13	—	(191,562)
Malaysian Ringgit	DBAB	Buy	6,261,000	1,945,497	7/25/13	26,416	—
Euro	DBAB	Sell	2,245,099	2,739,886	7/29/13	—	(97,287)
Malaysian Ringgit	JPHQ	Buy	6,585,000	2,038,006	7/29/13	35,633	—
Euro	BZWS	Sell	8,238,187	10,183,759	7/30/13	—	(227,136)
Euro	JPHQ	Sell	236,418,000	293,536,589	7/31/13	—	(5,237,640)
Euro	DBAB	Sell	236,418,000	293,914,858	7/31/13	—	(4,859,372)
Malaysian Ringgit	HSBK	Buy	31,057,000	9,697,433	7/31/13	81,766	—
Euro	UBSW	Sell	236,417,000	290,982,044	8/01/13	—	(7,795,175)
Euro	DBAB	Sell	72,100,000	88,770,962	8/01/13	—	(2,347,009)
Euro	BZWS	Sell	21,388,935	26,325,425	8/01/13	—	(705,315)
Euro	HSBK	Sell	236,418,000	292,531,812	8/02/13	—	(6,250,923)
Euro	BZWS	Sell	168,655,506	208,499,526	8/05/13	—	(4,654,740)
Euro	MSCO	Sell	8,856,901	10,960,415	8/05/13	—	(233,327)
Euro	JPHQ	Sell	254,839,100	311,572,655	8/06/13	—	(10,508,823)
Japanese Yen	MSCO	Sell	1,969,700,000	25,328,550	8/06/13	49,841	—
Malaysian Ringgit	HSBK	Buy	381,188,000	120,172,762	8/06/13	—	(172,342)
Malaysian Ringgit	JPHQ	Buy	13,600,000	4,284,409	8/06/13	—	(3,042)
Euro	CITI	Sell	115,434,119	144,082,559	8/08/13	—	(1,814,402)
Euro	JPHQ	Sell	295,609,000	368,961,417	8/09/13	—	(4,663,548)

Annual Report | 37

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	226,679,000	283,271,679	8/09/13	$ —	$ (3,231,551)
Euro	CITI	Sell	30,267,305	37,825,354	8/09/13	—	(429,979)
Mexican Peso	CITI	Buy	1,111,900,000	81,735,116	8/09/13	—	(73,869)
Swedish Krona	UBSW	Buy	652,300,000	76,949,392 EUR	8/09/13	192,348	—
Swedish Krona	MSCO	Buy	326,410,000	38,413,830 EUR	8/09/13	211,946	—
Euro	GSCO	Sell	171,944,000	213,528,656	8/12/13	—	(3,803,410)
Euro	BZWS	Sell	28,000,000	34,708,800	8/12/13	—	(682,361)
Malaysian Ringgit	DBAB	Buy	481,829,000	153,438,953	8/12/13	—	(1,791,112)
Malaysian Ringgit	JPHQ	Buy	116,351,000	36,973,326	8/12/13	—	(353,741)
Malaysian Ringgit	HSBK	Buy	62,400,000	19,811,411	8/12/13	—	(172,026)
Mexican Peso	CITI	Buy	1,823,962,000	134,131,151	8/12/13	—	(206,572)
Mexican Peso	MSCO	Buy	594,288,000	43,448,457	8/12/13	187,193	—
South Korean Won	HSBK	Buy	184,161,000,000	12,577,241,435 JPY	8/12/13	—	(1,225,728)
South Korean Won	DBAB	Buy	98,884,000,000	86,474,858	8/12/13	—	(453,814)
Singapore Dollar	DBAB	Buy	54,530,000	44,004,196	8/13/13	—	(176,387)
Euro	GSCO	Sell	278,674,000	344,970,545	8/14/13	—	(7,275,075)
Singapore Dollar	DBAB	Buy	190,840,000	153,624,472	8/14/13	—	(237,895)
Singapore Dollar	HSBK	Buy	84,114,500	67,556,964	8/15/13	50,165	—
Euro	BZWS	Sell	165,749,000	205,738,432	8/16/13	—	(3,775,270)
Euro	JPHQ	Sell	142,058,430	175,945,048	8/16/13	—	(3,622,779)
Euro	BZWS	Sell	186,465,000	229,962,623	8/19/13	—	(5,747,042)
Japanese Yen	DBAB	Sell	9,637,940,000	123,096,279	8/19/13	—	(623,548)
Singapore Dollar	HSBK	Buy	84,114,500	67,561,847	8/19/13	47,576	—
Chilean Peso	JPHQ	Buy	42,385,767,200	84,602,330	8/20/13	15,481	—
Euro	JPHQ	Sell	207,184,000	257,523,496	8/20/13	—	(4,380,703)
Euro	BZWS	Sell	165,746,000	205,176,973	8/20/13	—	(4,344,869)
Euro	DBAB	Sell	148,587,110	184,006,117	8/20/13	—	(3,824,933)
Japanese Yen	HSBK	Sell	19,192,069,750	243,245,497	8/20/13	—	(3,122,683)
Japanese Yen	UBSW	Sell	8,717,091,000	110,714,307	8/20/13	—	(1,186,799)
Japanese Yen	JPHQ	Sell	4,331,618,000	54,877,497	8/20/13	—	(727,389)
Mexican Peso	CITI	Buy	1,410,000,000	103,913,332	8/20/13	—	(451,140)
Euro	UBSW	Sell	141,425,000	175,034,651	8/22/13	—	(3,747,765)
Japanese Yen	BZWS	Sell	4,322,430,000	54,679,696	8/22/13	—	(809,215)
Mexican Peso	CITI	Buy	906,059,000	66,897,939	8/22/13	—	(424,433)
Mexican Peso	HSBK	Buy	543,754,960	40,153,224	8/22/13	—	(260,349)
Polish Zloty	DBAB	Buy	318,369,688	75,096,046 EUR	8/22/13	—	(2,124,190)
Euro	BZWS	Sell	140,858,555	176,383,083	8/23/13	—	(1,685,798)
Japanese Yen	CITI	Sell	8,636,095,000	109,255,424	8/23/13	—	(1,611,847)
Japanese Yen	HSBK	Sell	8,572,756,000	108,573,621	8/23/13	—	(1,480,525)
Japanese Yen	DBAB	Sell	4,271,575,000	54,073,992	8/23/13	—	(763,046)
Euro	UBSW	Sell	211,027,544	264,037,663	8/26/13	—	(2,748,006)
Euro	BZWS	Sell	147,623,324	184,948,405	8/26/13	—	(1,680,252)
Japanese Yen	UBSW	Sell	11,809,161,000	149,691,482	8/26/13	—	(1,918,620)
Japanese Yen	BZWS	Sell	12,841,448,000	162,983,221	8/26/13	—	(1,879,739)

38 | Annual Report

Annual Report | 39

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Bond Fund

Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount*	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
JPHQ ...	Receive	3.558%	3-month USD BBA LIBOR	101,430,000	3/04/21	$—	$ (19,064,460)
DBAB ...	Receive	3.523%	3-month USD BBA LIBOR	471,880,000	3/28/21	—	(86,495,122)
JPHQ ...	Receive	3.963%	3-month USD BBA LIBOR	332,000,000	11/23/40	—	(109,215,019)
CITI	Receive	4.368%	3-month USD BBA LIBOR	43,600,000	12/20/40	—	(17,950,672)
JPHQ ...	Receive	4.215%	3-month USD BBA LIBOR	234,600,000	1/11/41	—	(88,503,832)
CITI	Receive	4.347%	3-month USD BBA LIBOR	245,400,000	2/25/41	—	(98,457,599)
JPHQ ...	Receive	4.349%	3-month USD BBA LIBOR	245,400,000	2/25/41	—	(98,595,428)
JPHQ ...	Receive	4.320%	3-month USD BBA LIBOR	184,050,000	2/28/41	—	(73,116,484)
JPHQ ...	Receive	4.299%	3-month USD BBA LIBOR	61,350,000	3/01/41	—	(25,229,604)
Net unrealized appreciation (depreciation)						$—	$(616,628,220)

*In U.S. Dollars unless otherwise indicated.

See Abbreviations on page 58.

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

Templeton Income Trust

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

August 31, 2012

	Templeton Global Bond Fund
Class A:	
Net assets, at value	$24,338,273,737
Shares outstanding	1,855,645,219
Net asset value per share[a]	$13.12
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.70
Class C:	
Net assets, at value	$ 8,965,273,556
Shares outstanding	682,232,512
Net asset value and maximum offering price per share[a]	$13.14
Class R:	
Net assets, at value	$ 210,580,298
Shares outstanding	16,056,703
Net asset value and maximum offering price per share	$13.11
Advisor Class:	
Net assets, at value	$28,062,660,962
Shares outstanding	2,146,140,162
Net asset value and maximum offering price per share	$13.08

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

42 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2012

Templeton Global Bond Fund
Investment income:	
Interest (net of foreign taxes of $60,501,618)	$ 2,508,498,236
Expenses:	
Management fees (Note 3a)	233,977,926
Administrative fees (Note 3b)	45,468,972
Distribution fees: (Note 3c)	
Class A	60,110,311
Class C	57,465,977
Class R	828,648
Transfer agent fees (Note 3e)	66,113,081
Special servicing agreement fees (Note 11)	549,467
Custodian fees (Note 4)	28,151,880
Reports to shareholders	3,781,726
Registration and filing fees	4,013,673
Professional fees	569,226
Trustees' fees and expenses	477,233
Other	908,552
Total expenses	502,416,672
Net investment income	2,006,081,564
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	474,405,115
Foreign currency transactions	1,314,962,519
Swap contracts	(68,876,586)
Net realized gain (loss)	1,720,491,048
Net change in unrealized appreciation (depreciation) on:	
Investments	(4,334,344,364)
Translation of other assets and liabilities denominated in foreign currencies	1,502,888,332
Change in deferred taxes on unrealized appreciation	(55,950,795)
Net change in unrealized appreciation (depreciation)	(2,887,406,827)
Net realized and unrealized gain (loss)	(1,166,915,779)
Net increase (decrease) in net assets resulting from operations	$ 839,165,785

Annual Report | The accompanying notes are an integral part of these financial statements. | 43

Templeton Income Trust

Financial Statements (continued)

44 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Notes to Financial Statements

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

Annual Report | 45

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

46 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain

Annual Report | 47

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At August 31, 2012, the Fund had OTC derivatives in a net unrealized loss position of $523,372,617 and the aggregate value of collateral pledged for such contracts was $482,705,000.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At August 31, 2012, the Fund held $985,450,183 in United States Treasury Bonds, Notes and Treasury Bills; Government of France Bonds and Index Linked Notes; Kingdom of Belgium Bonds; United Kingdom Treasury Bonds and Notes; and $36,820,000 in unrestricted cash as collateral for derivatives.

See Note 10 regarding other derivative information.

e. Restricted Cash

At August 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

48 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 49

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Advisers, Inc. (Advisers)

Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annual Report | 51

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

52 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

For the year ended August 31, 2012, the Fund paid transfer agent fees of $66,113,081, of which $25,346,775 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2012 and 2011, was as follows:

At August 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Annual Report | 53

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2012, aggregated $19,762,238,480 and $23,128,371,046, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund. At August 31, 2012, the Fund owned 51% of the Sweep Money Fund. The Fund does not invest in the Sweep Money Fund for the purpose of exercising a controlling influence over the management or policies.

8. CREDIT RISK

At August 31, 2012, the Fund had 11.76% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

54 | Annual Report

Templeton Income Trust

Notes to Financial Statements *(continued)*

Templeton Global Bond Fund

10. Other Derivative Information

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts . . .	Unrealized appreciation on swap contracts	$ —	Unrealized depreciation on swap contracts	$616,628,220
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	1,493,337,832	Unrealized depreciation on forward exchange contracts	409,021,284

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) on investments	$ (68,876,586)	$ (285,483,090)
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/ Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	1,443,037,743	1,498,468,173

See Note 1(d) regarding derivative financial instruments.

Annual Report | 55

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

11. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended August 31, 2012, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At August 31, 2012, 0.74% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2012, the Fund did not use the Global Credit Facility.

56 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

Annual Report | 57

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Bond Fund

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

58 | Annual Report

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Templeton Income Trust and Shareholders of Templeton Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2012

Annual Report | 59

Templeton Income Trust

Tax Information (unaudited)

Templeton Global Bond Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $359,478,984 as a long term capital gain dividend for the fiscal year ended August 31, 2012.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $94,318 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2012.

At August 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

60 | Annual Report

Templeton Income Trust

Tax Information (unaudited) (continued)

Templeton Global Bond Fund

By mid-February 2013, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gain rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 61

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly,** Chairman, Atlantic Equipment and Power Ltd. (1977-2003).				
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

62 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	25	None

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1973-2009) and member of various boards.

Annual Report | 63

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1992 and Chairman of the Board since 1995	132	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	92	None

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

64 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				

Annual Report | 65

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

66 | Annual Report

Templeton Income Trust

Shareholder Information

Templeton Global Bond Fund

Board Review of Investment Management Agreement

At a meeting held May 22, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Bond Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset

Annual Report | 67

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2012, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional international income funds as selected by Lipper. The Fund’s income return, as shown in such report, was in the highest or best performing quintile of such universe for the one-year period, and on an annualized basis was also in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. On a comparative basis, the Lipper report showed the Fund’s total return to be in the middle quintile of its Lipper performance universe for the one-year period, and on an annualized basis to be in the highest quintile of such universe for each of the previous three-, five-and 10-year periods. The Board was satisfied with such favorable comparative performance.

68 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual investment fee rate and actual total expense ratio of the Fund were in the least expensive quintile of its Lipper expense group. The Board was satisfied with such comparative expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as

Annual Report | 69

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Board Review of Investment Management Agreement (continued)

the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion, with additional breakpoints continuing for the Fund reducing its investment management fee to 0.395% on net assets from the $35 billion to $50 billion asset level; to 0.390% on net assets from the $50 billion to $65 billion asset level; 0.385% on net assets from the $65 billion to $80 billion asset level; and to 0.380% on net assets in excess of $80 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2011, the Fund’s net assets were approximately $56.7 billion and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

70 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton Global Bond Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HouseholdingofReportsandProspectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 71

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AUGUST 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FIXED INCOME

Templeton International Bond Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton International Bond Fund

Portfolio Breakdown
Based on Total Net Assets as of 8/31/12

Foreign Government & Agency Securities... 73.5%
Short-Term Investments & Other Net Assets... 26.5%

Performance Overview

For the 12 months under review, Templeton International Bond Fund – Class A delivered a +1.45% cumulative total return. In comparison, the Fund's benchmark, the Citigroup Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-U.S. world government bond markets, had cumulative total returns of +5.25% in local currency terms and -1.76% in U.S. dollar terms for the same period.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

Annual Report | 3

4 | Annual Report

Economic and Market Overview

The global economic recovery was mixed during the period under review. Emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries. Nonetheless, economic reports from the largest economies proved inconsistent with some dire predictions of a severe global economic slowdown.

Fears of European sovereign debt default, the possibility of another U.S. recession, and China’s potential “hard landing” dominated financial headlines early in the period. These concerns contributed to heightened market volatility as investors vacillated between risk assets and perceived safe-haven assets in response to the latest political developments. Despite ongoing uncertainty, eurozone leaders made meaningful progress and began to deploy policy solutions aimed at correcting long-unaddressed structural issues. Risk assets rallied in January and February, and overall, stock markets in the developed world generally ended the period higher than a year ago.

Globally, central bankers continued to pursue historically accommodative monetary policies. Among the G-3, the Bank of Japan and U.S. Federal Reserve Board (Fed) maintained their respective policy rates, while the European Central Bank (ECB) implemented three 25-basis-point (bps; 100 bps equal one percentage point) rate reductions. Elsewhere, many policymakers paused their tightening cycles or reduced rates in response to the risks to domestic activity from a potential deterioration in the global outlook.

In addition to rate adjustments, central bankers employed a variety of policy tools. Beginning in December, the ECB’s Long-Term Refinancing Operation injected significant liquidity into the European banking system and helped reduce fears of a disorderly sovereign credit event and its potential fallout. The U.S. Fed increased the average maturity of its Treasury holdings in an effort to put downward pressure on longer term rates, and the Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese officials signaled a desire to pursue “fine tuning,” which included three 50 bps reductions in the reserve requirement ratio.

Investment Strategy

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

Several factors, including interest rate developments, currency movements and exposure to sovereign debt markets, affected the Fund’s total return. During the year under review, interest rate strategies and sovereign credit exposures contributed to absolute performance, while currency positions detracted.

Interest Rate Strategy

During the year under review, we maintained the Fund’s defensive duration posture as policymakers in the G-3, the U.K., Switzerland, and other countries continued to pursue historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in these government bond markets. Our lack of duration exposure in Japan, however, detracted from performance relative to the benchmark as yields did not increase significantly during the year. In contrast, select duration exposures in Europe and non-Japan Asia contributed to absolute performance. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were relatively high. As central banks in some emerging market countries lowered their policy rates over the year, yields on some longer term local currency-denominated bonds fell, and the corresponding increase in the market value of our holdings of these bonds contributed to performance.

Currency Strategy

The Fund’s diversified currency exposure detracted from absolute performance. As part of the Fund’s investment strategy, we used currency forward contracts to limit or add exposure to various currencies. Despite relatively slow growth in the U.S., the U.S. dollar was broadly stronger, and gained 6.86% over the year against the currencies of major U.S. trading partners.2 Dollar strength was particularly pronounced in September 2011 and again in May 2012, when inconclusive Greek elections and a wave of European bank credit rating downgrades stoked investor fears and contributed to a flight to safety. Nonetheless, our net-negative euro and yen positions contributed to performance relative to the benchmark.

Market risk aversion also led several Latin American currencies to depreciate against the U.S. dollar, and the Fund’s currency positions in the region detracted from relative and absolute performance. Over the year, the

2. Source: Federal Reserve H.10 Report.

Annual Report | 5

Brazilian real declined 21.73%, the Mexican peso fell 6.82% and the Chilean peso depreciated 3.42% against the U.S. dollar.3

In Asia, our large net-negative exposure to the Japanese yen, achieved via currency forward contracts, benefited performance as the yen depreciated 2.34% against the U.S. dollar over the year.3 Nonetheless, currency positions elsewhere in Asia offset the effects of yen depreciation, and our exposure to Asian currencies hurt absolute and relative performance overall. Malaysia’s central bank paused its tightening cycle while Philippine officials cut rates. The South Korean won, Indonesian rupiah, Malaysian ringgit, Indian rupee and Singapore dollar also depreciated against the U.S. dollar.

ECB rate cuts and liquidity injections contributed to the euro’s 12.45% depreciation against the U.S. dollar over the year, and the Fund’s large net-negative position in the monetary union’s currency was the largest contributor to relative and absolute performance.3 This positive effect was dampened by positioning in peripheral European currencies, which also depreciated against the U.S. dollar.

Global Sovereign Debt Strategy

The Fund purchased investment grade and sub-investment grade hard currency-denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to absolute and relative performance. Heightened risk aversion early in the period led spreads to widen between yields on sovereign credits and assets often considered safer, such as U.S. Treasuries. These spreads narrowed in the first quarter of 2012 before spiking in May 2012 amid renewed political uncertainty in the eurozone. Sovereign credit spreads narrowed late in the period and ended the year under review at lower levels than a year earlier as financial markets began recognizing the underlying strength of emerging economies. At the end of the reporting period, governments of many countries traditionally considered emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. U.S. dollar-denominated emerging market debt posted a +13.85% total return during the year, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global.4 Overall, sovereign credit spreads narrowed 29 bps during the year.4 Regionally, Latin American sovereign debt posted a +17.08% total return, Asian debt a total return of +11.21%, and central and eastern European debt a total return of +11.85%, as measured by subindexes of the JPM EMBI Global.4

3. Source: IDC/Exshare.
4. Source: J.P. Morgan.

6 | Annual Report

Thank you for your continued participation in Templeton International Bond
Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 8/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed
0.74% (other than certain nonroutine expenses) until 12/31/12.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged index includes reinvestment of any income or distributions. It differs from the
Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Changes in interest rates will affect the value of the
Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. The Fund’s use of foreign currency techniques involve special risks as such tech-
niques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:   These shares have higher annual fees and expenses than Class A shares.

Class R:   Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:   Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2012 Morningstar. The Citigroup Non-USD WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets; it includes all WGBI countries except the U.S. and is stated in U.S. dollar terms.

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.03%; C: 1.39%;
R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14 | Annual Report

aFor the period December 3, 2007 (commencement of operations) to August 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

aFor the period December 3, 2007 (commencement of operations) to August 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period December 3, 2007 (commencement of operations) to August 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period December 3, 2007 (commencement of operations) to August 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012

Annual Report | 19

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Indonesia 2.1%			
Government of Indonesia,			
FR31, 11.00%, 11/15/20	15,418,000,000	IDR	$ 2,113,131
FR34, 12.80%, 6/15/21	8,451,000,000	IDR	1,277,426
FR35, 12.90%, 6/15/22	1,670,000,000	IDR	257,888
FR40, 11.00%, 9/15/25	1,060,000,000	IDR	154,413
FR42, 10.25%, 7/15/27	5,447,000,000	IDR	768,350
FR43, 10.25%, 7/15/22	95,000,000	IDR	12,772
FR44, 10.00%, 9/15/24	63,000,000	IDR	8,544
FR46, 9.50%, 7/15/23	2,590,000,000	IDR	337,300
FR47, 10.00%, 2/15/28	4,502,000,000	IDR	620,462
FR49, 9.00%, 9/15/13	340,000,000	IDR	36,985
FR52, 10.50%, 8/15/30	7,100,000,000	IDR	1,015,244
			6,602,515
Ireland 7.7%			
Government of Ireland,			
4.60%, 4/18/16	777,000	EUR	976,351
5.50%, 10/18/17	3,146,000	EUR	4,024,437
5.90%, 10/18/19	2,010,000	EUR	2,538,327
4.50%, 4/18/20	1,947,000	EUR	2,256,682
5.00%, 10/18/20	6,522,000	EUR	7,761,625
senior bond, 4.50%, 10/18/18	929,000	EUR	1,104,568
senior bond, 4.40%, 6/18/19	1,497,000	EUR	1,737,894
senior bond, 5.40%, 3/13/25	3,532,000	EUR	4,205,232
			24,605,116
Israel 1.2%			
Government of Israel,			
5.00%, 3/31/13	7,561,000	ILS	1,912,110
3.50%, 9/30/13	7,632,000	ILS	1,926,765
			3,838,875
Lithuania 1.9%			
Government of Lithuania,			
[d] 144A, 6.75%, 1/15/15	870,000		951,819
[d] 144A, 7.375%, 2/11/20	640,000		783,843
[d] 144A, 6.125%, 3/09/21	3,620,000		4,169,715
[a] Reg S, 7.375%, 2/11/20	190,000		232,704
			6,138,081
Malaysia 5.8%			
Government of Malaysia,			
[c] 3.434%, 8/15/14	490,000	MYR	158,083
senior bond, 3.702%, 2/25/13	36,121,000	MYR	11,599,066
senior bond, 3.70%, 5/15/13	2,220,000	MYR	714,004
senior bond, 3.21%, 5/31/13	9,710,000	MYR	3,112,869
senior bond, 3.461%, 7/31/13	2,755,000	MYR	885,580
senior bond, 8.00%, 10/30/13	10,000	MYR	3,382

20 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Malaysia (continued)			
Government of Malaysia, (continued)			
[c] senior bond, 5.094%, 4/30/14	6,025,000	MYR	$ 1,993,237
senior bond, 3.814%, 2/15/17	55,000	MYR	18,033
			18,484,254
Mexico 4.6%			
Government of Mexico,			
9.00%, 12/20/12	15,800 [f]	MXN	121,221
9.00%, 6/20/13	366,300 [f]	MXN	2,871,342
8.00%, 12/19/13	941,120 [f]	MXN	7,426,356
7.00%, 6/19/14	34,500 [f]	MXN	271,578
9.50%, 12/18/14	31,100 [f]	MXN	259,613
8.00%, 12/17/15	25,000 [f]	MXN	207,400
7.25%, 12/15/16	250,000 [f]	MXN	2,065,430
[b] Mexican Udibonos, Index Linked,			
4.50%, 12/18/14	25,021 [f]	MXN	207,148
5.00%, 6/16/16	63,941 [f]	MXN	563,329
3.50%, 12/14/17	48,769 [f]	MXN	419,649
4.00%, 6/13/19	33,933 [f]	MXN	304,534
			14,717,600
Philippines 2.1%			
Government of the Philippines,			
senior bond, 5.25%, 9/24/12	12,670,000	PHP	301,085
senior bond, 5.25%, 1/07/13	8,270,000	PHP	198,313
senior bond, 8.75%, 3/03/13	141,510,000	PHP	3,453,453
senior bond, 7.00%, 1/27/16	14,440,000	PHP	368,904
senior bond, 9.125%, 9/04/16	9,010,000	PHP	244,844
senior note, 6.25%, 1/27/14	85,680,000	PHP	2,122,417
			6,689,016
Poland 9.4%			
Government of Poland,			
5.25%, 4/25/13	22,165,000	PLN	6,732,543
5.00%, 10/24/13	11,195,000	PLN	3,410,916
5.75%, 4/25/14	12,590,000	PLN	3,898,371
5.50%, 4/25/15	1,465,000	PLN	458,009
6.25%, 10/24/15	1,935,000	PLN	619,945
5.75%, 9/23/22	1,500,000	PLN	482,565
senior note, 6.375%, 7/15/19	440,000		542,174
Strip, 10/25/12	4,107,000	PLN	1,232,552
Strip, 1/25/13	25,766,000	PLN	7,653,677
Strip, 7/25/13	7,048,000	PLN	2,052,751
Strip, 1/25/14	8,040,000	PLN	2,294,798
Strip, 7/25/14	3,340,000	PLN	935,118
			30,313,419

Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Russia 0.8%			
Government of Russia, senior bond,			
[d] 144A, 7.50%, 3/31/30	511,980		$ 639,950
[e] Reg S, 7.50%, 3/31/30	1,577,800		1,972,171
			2,612,121
Singapore 2.6%			
Government of Singapore, senior bond,			
2.50%, 10/01/12	1,470,000	SGD	1,181,107
1.625%, 4/01/13	5,900,000	SGD	4,770,629
0.25%, 2/01/14	3,100,000	SGD	2,488,565
			8,440,301
South Korea 13.4%			
Korea Monetary Stabilization Bond,			
senior bond, 3.76%, 6/02/13	365,600,000	KRW	324,692
senior bond, 3.90%, 8/02/13	3,682,440,000	KRW	3,279,956
senior bond, 3.59%, 10/02/13	670,730,000	KRW	596,587
senior bond, 3.48%, 12/02/13	691,910,000	KRW	615,407
senior bond, 3.47%, 2/02/14	951,330,000	KRW	846,822
senior bond, 3.59%, 4/02/14	1,398,170,000	KRW	1,247,684
senior note, 3.28%, 6/02/14	1,657,610,000	KRW	1,474,183
Korea Treasury Bond,			
senior bond, 4.25%, 12/10/12	3,937,000,000	KRW	3,485,028
senior bond, 3.75%, 6/10/13	7,357,500,000	KRW	6,533,951
senior bond, 3.00%, 12/10/13	15,860,780,000	KRW	14,023,077
senior bond, 5.00%, 9/10/16	16,000,000	KRW	15,251
senior note, 5.25%, 9/10/12	816,000,000	KRW	720,030
senior note, 5.25%, 3/10/13	10,767,750,000	KRW	9,611,851
senior note, 5.75%, 9/10/13	220,000,000	KRW	199,635
			42,974,154
Sri Lanka 0.2%			
Government of Sri Lanka,			
A, 8.50%, 1/15/13	13,400,000	LKR	99,688
A, 13.50%, 2/01/13	13,100,000	LKR	99,164
A, 7.50%, 8/01/13	8,590,000	LKR	61,821
A, 7.00%, 3/01/14	1,440,000	LKR	9,937
A, 11.25%, 7/15/14	34,600,000	LKR	250,893
A, 11.75%, 3/15/15	200,000	LKR	1,447
A, 6.50%, 7/15/15	4,850,000	LKR	30,462
A, 11.00%, 8/01/15	26,300,000	LKR	185,307
A, 6.40%, 8/01/16	3,800,000	LKR	22,148
A, 5.80%, 1/15/17	3,900,000	LKR	21,653
B, 11.75%, 4/01/14	1,420,000	LKR	10,437
B, 6.60%, 6/01/14	1,100,000	LKR	7,417
B, 6.40%, 10/01/16	2,200,000	LKR	12,730
			813,104

22 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Sweden 4.8%			
Government of Sweden,			
5.50%, 10/08/12	15,615,000	SEK	$ 2,367,409
1.50%, 8/30/13	82,155,000	SEK	12,488,056
Kommuninvest I Sverige AB, senior note, 1.75%, 10/08/12	3,190,000	SEK	482,173
			15,337,638
Ukraine 3.8%			
[d] Financing of Infrastructure Projects State Enterprise, 144A,			
8.375%, 11/03/17	100,000		88,125
7.40%, 4/20/18	200,000		166,125
[d] Government of Ukraine,			
144A, 7.75%, 9/23/20	7,439,000		7,011,257
senior bond, 144A, 7.65%, 6/11/13	100,000		100,408
senior bond, 144A, 6.58%, 11/21/16	1,455,000		1,345,948
senior note, 144A, 4.95%, 10/13/15	100,000	EUR	112,518
senior note, 144A, 6.25%, 6/17/16	1,100,000		1,018,187
senior note, 144A, 7.95%, 2/23/21	2,660,000		2,519,366
			12,361,934
Venezuela 0.1%			
Government of Venezuela, 10.75%, 9/19/13	305,000		315,911
Vietnam 0.2%			
[d] Government of Vietnam, 144A, 6.75%, 1/29/20	535,000		585,491
Total Foreign Government and Agency Securities (Cost $235,063,460)			235,962,413
Short Term Investments 22.8%			
Foreign Government and Agency Securities 10.9%			
Australia 1.7%			
[g] Australia Treasury Bills,			
9/07/12	1,735,000	AUD	1,790,709
10/26/12	3,455,000	AUD	3,549,662
			5,340,371
Hungary 0.0%[†]			
[g] Hungary Treasury Bill, 7/24/13	11,500,000	HUF	48,043
Indonesia 0.2%			
[g] Indonesia Treasury Bill, 9/14/12	6,898,000,000	IDR	722,576
Malaysia 4.8%			
[c,g] Bank of Negara Monetary Note, 9/20/12 - 8/27/13	47,926,000	MYR	15,089,763
[g] Malaysia Treasury Bills, 1/25/13 - 5/31/13	510,000	MYR	160,708
			15,250,471
Norway 0.9%			
[g] Norway Treasury Bill, 3/20/13	17,280,000	NOK	2,959,116

Annual Report | 23

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(g).
cA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31,
2012, the aggregate value of these securities was $20,454,744, representing 6.37% of net assets.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2012, the aggregate value of these securities was
$2,204,875, representing 0.69% of net assets.
fPrincipal amount is stated in 100 Mexican Peso Units.
gThe security is traded on a discount basis with no stated coupon rate.
hNon-income producing.
iSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBK	Sell	3,471,000	62,292	9/04/12	$ —	$ (168)
Indian Rupee	DBAB	Sell	3,003,000	53,893	9/04/12	—	(146)
Indian Rupee	DBAB	Buy	3,003,000	52,554	9/04/12	1,484	—
Indian Rupee	HSBK	Buy	3,471,000	60,268	9/04/12	2,192	—
Malaysian Ringgit	JPHQ	Sell	770,000	245,881	9/04/12	—	(487)
Malaysian Ringgit	JPHQ	Buy	770,000	240,617	9/04/12	5,750	—
Mexican Peso	HSBK	Buy	5,527,700	429,853	9/04/12	—	(11,484)
Mexican Peso	HSBK	Sell	5,527,700	412,207	9/04/12	—	(6,162)
Euro	DBAB	Buy	48,000	60,264	9/06/12	128	—
Euro	DBAB	Sell	48,000	68,103	9/06/12	7,711	—
Polish Zloty	DBAB	Buy	1,727,633	405,072 EUR	9/06/12	11,329	—
Indian Rupee	DBAB	Buy	2,212,000	39,073	9/07/12	706	—
Euro	BZWS	Sell	91,492	128,464	9/10/12	13,346	—
Euro	DBAB	Sell	105,000	146,875	9/10/12	14,761	—
Indian Rupee	HSBK	Buy	590,000	10,430	9/10/12	173	—
Polish Zloty	DBAB	Buy	2,370,000	552,190 EUR	9/10/12	19,564	—
Euro	DBAB	Sell	399,000	504,017	9/11/12	1,980	—
Indian Rupee	DBAB	Buy	599,000	10,659	9/11/12	104	—
Chilean Peso	JPHQ	Buy	3,923,654,400	8,160,000	9/12/12	—	(6,274)
Euro	BZWS	Sell	89,500	125,121	9/12/12	12,508	—
Polish Zloty	DBAB	Buy	6,080,000	1,409,038 EUR	9/12/12	59,210	—
Swedish Krona	DBAB	Buy	15,950,000	1,764,185 EUR	9/12/12	187,502	—
Euro	DBAB	Sell	418,000	571,954	9/13/12	46,000	—
Indian Rupee	HSBK	Buy	1,490,000	26,483	9/13/12	280	—
Swedish Krona	DBAB	Buy	15,950,000	1,774,134 EUR	9/13/12	174,864	—
Euro	BZWS	Sell	255,382	349,318	9/14/12	27,977	—
Euro	DBAB	Sell	340,000	461,319	9/14/12	33,505	—
Euro	UBSW	Sell	237,212	325,146	9/17/12	26,659	—
Indonesian Rupiah	JPHQ	Buy	3,295,000,000	346,842	9/17/12	—	(2,103)
Singapore Dollar	BZWS	Buy	2,020,036	1,603,000	9/17/12	17,608	—
Indian Rupee	DBAB	Buy	1,499,000	26,370	9/18/12	525	—
Japanese Yen	BZWS	Sell	18,748,705	241,903	9/18/12	2,347	—
Euro	BZWS	Sell	60,021	83,201	9/19/12	7,674	—
Indonesian Rupiah	JPHQ	Buy	4,308,000,000	462,480	9/19/12	—	(11,883)
Singapore Dollar	JPHQ	Buy	814,000	642,716	9/19/12	10,328	—
Indian Rupee	DBAB	Buy	1,365,000	24,109	9/20/12	373	—
Indonesian Rupiah	JPHQ	Buy	5,600,000,000	607,046	9/20/12	—	(21,395)
Indonesian Rupiah	JPHQ	Buy	7,588,000,000	809,387	9/21/12	—	(15,941)
Indonesian Rupiah	HSBK	Buy	3,788,000,000	404,701	9/21/12	—	(8,605)
Euro	DBAB	Sell	822,000	1,123,293	9/24/12	88,887	—
Euro	BZWS	Sell	144,692	196,856	9/24/12	14,776	—
Indian Rupee	JPHQ	Buy	1,388,000	24,386	9/24/12	487	—
Indonesian Rupiah	JPHQ	Buy	3,875,000,000	404,700	9/24/12	321	—
Philippine Peso	DBAB	Buy	4,438,000	99,742	9/24/12	5,515	—
Indian Rupee	DBAB	Buy	2,100,000	36,523	9/25/12	1,101	—

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	382,000	516,804	9/26/12	$ 36,085	$ —
Indian Rupee	DBAB	Buy	7,870,000	155,348	9/26/12	—	(14,375)
Indonesian Rupiah	JPHQ	Buy	1,873,000,000	190,636	9/26/12	5,078	—
Indonesian Rupiah	DBAB	Buy	2,794,000,000	285,904	9/26/12	6,047	—
Malaysian Ringgit	DBAB	Buy	58,000	18,174	9/26/12	354	—
Malaysian Ringgit	HSBK	Buy	217,000	68,089	9/26/12	1,231	—
South Korean Won	HSBK	Buy	1,311,000,000	1,110,114	9/26/12	44,332	—
South Korean Won	HSBK	Sell	440,000,000	388,590	9/26/12	1,133	—
Indian Rupee	DBAB	Buy	9,760,000	189,614	9/27/12	—	(14,822)
Indian Rupee	HSBK	Buy	1,410,000	24,469	9/27/12	783	—
Euro	DBAB	Sell	2,210,000	2,977,923	9/28/12	196,744	—
Euro	HSBK	Sell	810,000	1,088,138	9/28/12	68,792	—
Euro	CSFB	Sell	1,810,000	2,447,095	9/28/12	169,297	—
Euro	MSCO	Sell	600,000	815,145	9/28/12	60,074	—
Hungary Forint	DBAB	Buy	154,700,000	705,524	9/28/12	—	(23,368)
Indian Rupee	JPHQ	Buy	9,008,000	177,009	9/28/12	—	(15,718)
Indian Rupee	DBAB	Buy	7,850,000	154,292	9/28/12	—	(13,735)
Indian Rupee	DBAB	Buy	89,964,000	1,542,156	9/28/12	68,678	—
Japanese Yen	JPHQ	Sell	4,170,000	54,941	9/28/12	1,656	—
Philippine Peso	HSBK	Buy	5,600,000	128,105	9/28/12	4,693	—
Swedish Krona	DBAB	Buy	929,000	99,449 EUR	9/28/12	14,969	—
Euro	DBAB	Buy	7,950,000	9,921,839	10/03/12	83,446	—
Euro	DBAB	Sell	13,624,000	18,503,163	10/03/12	1,357,000	—
Philippine Peso	HSBK	Buy	4,500,000	102,517	10/03/12	4,177	—
Philippine Peso	DBAB	Buy	7,621,000	174,994	10/04/12	5,692	—
Philippine Peso	HSBK	Buy	6,113,000	138,677	10/04/12	6,256	—
Euro	UBSW	Sell	430,000	572,986	10/05/12	31,805	—
Euro	DBAB	Sell	780,000	1,035,840	10/05/12	54,164	—
Philippine Peso	DBAB	Buy	9,112,000	209,231	10/05/12	6,797	—
Philippine Peso	HSBK	Buy	9,114,000	205,451	10/05/12	10,625	—
Euro	UBSW	Sell	195,000	259,077	10/09/12	13,645	—
Euro	DBAB	Sell	1,740,000	2,298,314	10/09/12	108,306	—
Indian Rupee	DBAB	Buy	21,061,400	376,634	10/09/12	—	(402)
Philippine Peso	DBAB	Buy	7,480,000	171,855	10/09/12	5,455	—
Philippine Peso	JPHQ	Buy	2,407,000	55,181	10/09/12	1,876	—
Euro	UBSW	Sell	193,000	258,620	10/11/12	15,699	—
Indian Rupee	DBAB	Buy	1,394,000	24,473	10/11/12	419	—
Mexican Peso	DBAB	Buy	46,934,000	3,551,651	10/11/12	—	(12,171)
Philippine Peso	DBAB	Buy	5,986,000	137,514	10/11/12	4,371	—
Philippine Peso	JPHQ	Buy	2,986,000	68,455	10/11/12	2,322	—
Philippine Peso	HSBK	Buy	8,991,000	206,732	10/11/12	6,380	—
Indian Rupee	JPHQ	Buy	2,242,000	39,524	10/12/12	501	—
Indian Rupee	DBAB	Buy	704,000	12,406	10/12/12	162	—
Philippine Peso	DBAB	Buy	1,782,000	40,825	10/12/12	1,412	—
Philippine Peso	JPHQ	Buy	2,781,000	64,301	10/12/12	1,615	—
Philippine Peso	JPHQ	Buy	10,386,000	238,234	10/15/12	7,907	—

26 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	HSBK	Buy	2,972,000	68,110	10/15/12	$ 2,324	$ —
Euro	HSBK	Sell	170,000	233,459	10/17/12	19,470	—
Philippine Peso	DBAB	Buy	1,077,000	24,662	10/19/12	858	—
Philippine Peso	HSBK	Buy	4,142,000	96,055	10/19/12	2,093	—
Philippine Peso	DBAB	Buy	4,305,000	98,603	10/22/12	3,397	—
Philippine Peso	JPHQ	Buy	2,161,000	49,758	10/22/12	1,443	—
Euro	BZWS	Sell	104,786	143,986	10/24/12	12,074	—
Euro	BZWS	Sell	796,633	1,105,249	10/25/12	102,376	—
Euro	BZWS	Sell	152,000	210,488	10/26/12	19,134	—
Euro	CITI	Sell	311,346	433,447	10/26/12	41,491	—
Euro	UBSW	Sell	289,000	402,288	10/29/12	38,450	—
Euro	DBAB	Sell	306,000	424,459	10/29/12	39,219	—
Indian Rupee	HSBK	Buy	5,734,000	111,179	10/29/12	—	(9,183)
Indian Rupee	DBAB	Buy	5,603,000	108,471	10/29/12	—	(8,805)
Philippine Peso	JPHQ	Buy	2,220,000	51,579	10/29/12	1,007	—
Philippine Peso	MSCO	Buy	1,360,000	31,481	10/29/12	733	—
Euro	DBAB	Sell	572,116	806,575	10/31/12	86,288	—
Indian Rupee	DBAB	Buy	11,832,000	230,016	10/31/12	—	(19,634)
Indian Rupee	HSBK	Buy	8,542,000	166,025	10/31/12	—	(14,141)
Japanese Yen	CITI	Sell	15,120,000	195,341	11/01/12	2,073	—
Euro	DBAB	Sell	36,060	50,157	11/02/12	4,757	—
Japanese Yen	UBSW	Sell	30,300,000	391,170	11/02/12	3,862	—
Japanese Yen	BZWS	Sell	15,100,000	195,135	11/02/12	2,120	—
Euro	DBAB	Sell	148,000	204,274	11/05/12	17,932	—
Euro	BZWS	Sell	254,534	350,901	11/05/12	30,425	—
Euro	DBAB	Sell	113,000	155,691	11/07/12	13,413	—
Euro	BZWS	Sell	1,121,018	1,541,568	11/08/12	130,073	—
Japanese Yen	CITI	Sell	34,542,911	445,939	11/08/12	4,371	—
Norwegian Krone	UBSW	Buy	1,875,500	237,977 EUR	11/08/12	23,167	—
Japanese Yen	BZWS	Sell	33,933,000	439,889	11/13/12	6,096	—
Euro	MSCO	Sell	434,000	532,726	11/14/12	—	(13,774)
Japanese Yen	BZWS	Sell	44,512,000	577,328	11/14/12	8,291	—
Japanese Yen	UBSW	Sell	34,402,400	446,755	11/14/12	6,958	—
Japanese Yen	MSCO	Sell	6,000,000	76,736	11/14/12	33	—
Philippine Peso	DBAB	Buy	10,900,000	252,081	11/14/12	5,965	—
Euro	BZWS	Sell	1,328,838	1,813,000	11/15/12	139,683	—
Japanese Yen	DBAB	Sell	23,793,000	311,578	11/16/12	7,404	—
Euro	UBSW	Sell	151,344	205,661	11/19/12	15,074	—
Euro	BZWS	Sell	372,155	510,169	11/19/12	41,514	—
Euro	DBAB	Sell	59,619	80,861	11/19/12	5,783	—
Japanese Yen	JPHQ	Sell	11,881,000	155,500	11/19/12	3,607	—
Japanese Yen	HSBK	Sell	6,209,000	81,344	11/19/12	1,965	—
Japanese Yen	UBSW	Sell	9,491,000	124,472	11/19/12	3,134	—
Japanese Yen	BZWS	Sell	29,454,000	386,535	11/19/12	9,980	—
Euro	DBAB	Sell	430,000	530,278	11/20/12	—	(11,227)
Euro	BZWS	Sell	1,295,287	1,757,704	11/21/12	126,509	—

Annual Report | 27

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	33,082,000	434,717	11/21/12	$ 11,772	$ —
Euro	BZWS	Sell	543,898	738,233	11/23/12	53,267	—
Mexican Peso	HSBK	Buy	8,043,980	572,803	11/23/12	31,424	—
Indian Rupee	HSBK	Buy	36,224,250	641,586	11/26/12	—	(551)
Malaysian Ringgit	HSBK	Buy	72,700	23,057	11/26/12	72	—
Norwegian Krone	MSCO	Buy	1,749,270	220,441 EUR	11/26/12	23,260	—
Norwegian Krone	UBSW	Buy	2,394,000	301,481 EUR	11/26/12	32,096	—
Indian Rupee	JPHQ	Buy	3,908,000	69,729	11/27/12	—	(585)
Indian Rupee	HSBK	Buy	3,936,000	70,179	11/27/12	—	(539)
Euro	DBAB	Sell	13,877	17,488	11/29/12	11	—
Norwegian Krone	UBSW	Buy	710,000	90,122 EUR	12/03/12	8,582	—
Indian Rupee	HSBK	Buy	3,471,000	61,269	12/04/12	45	—
Indian Rupee	DBAB	Buy	3,003,000	53,004	12/04/12	44	—
Malaysian Ringgit	JPHQ	Buy	1,085,000	337,628	12/04/12	7,413	—
Chilean Peso	DBAB	Buy	19,120,000	36,281	12/06/12	2,974	—
Chilean Peso	BOFA	Buy	36,390,000	68,641	12/06/12	6,070	—
Euro	UBSW	Sell	138,200	172,557	12/07/12	—	(1,521)
Euro	HSBK	Sell	30,268	40,692	12/07/12	2,567	—
Euro	UBSW	Sell	4,392	5,880	12/10/12	348	—
Swedish Krona	MSCO	Buy	2,569,200	288,092 EUR	12/14/12	23,544	—
Indonesian Rupiah	JPHQ	Buy	1,287,000,000	133,092	12/17/12	—	(302)
Japanese Yen	JPHQ	Sell	18,778,488	243,024	12/27/12	2,841	—
Swedish Krona	CITI	Buy	4,902,115	550,577 EUR	12/27/12	43,382	—
Chilean Peso	DBAB	Buy	276,100,000	513,961	1/04/13	50,938	—
Chilean Peso	MSCO	Buy	46,917,000	88,774	1/07/13	7,184	—
Euro	DBAB	Sell	722,726	939,681	1/07/13	28,939	—
Indian Rupee	HSBK	Buy	52,200,000	933,977	1/07/13	—	(17,132)
Japanese Yen	DBAB	Sell	23,005,000	302,594	1/07/13	8,310	—
Chilean Peso	DBAB	Buy	27,470,000	52,115	1/09/13	4,055	—
Swedish Krona	DBAB	Buy	15,800,000	1,746,841 EUR	1/09/13	173,402	—
Chilean Peso	DBAB	Buy	38,600,000	73,231	1/10/13	5,688	—
Japanese Yen	CITI	Sell	7,840,000	102,766	1/10/13	2,471	—
Euro	UBSW	Sell	80,000	102,328	1/11/13	1,511	—
Japanese Yen	UBSW	Sell	7,840,000	102,719	1/11/13	2,423	—
Japanese Yen	BZWS	Sell	15,680,000	205,585	1/11/13	4,994	—
Chilean Peso	MSCO	Buy	36,800,000	69,896	1/14/13	5,308	—
Euro	DBAB	Sell	86,000	110,433	1/14/13	2,049	—
Euro	CITI	Sell	32,570	41,546	1/14/13	499	—
Euro	JPHQ	Sell	22,549	28,760	1/14/13	342	—
Euro	BZWS	Sell	40,087	51,125	1/14/13	604	—
Euro	UBSW	Sell	75,162	95,786	1/14/13	1,062	—
Japanese Yen	HSBK	Sell	28,700,000	375,433	1/15/13	8,260	—
Japanese Yen	DBAB	Sell	7,860,000	102,987	1/15/13	2,431	—
Japanese Yen	BZWS	Sell	20,680,000	270,521	1/15/13	5,952	—
Japanese Yen	UBSW	Sell	16,450,000	215,055	1/15/13	4,602	—
Euro	DBAB	Sell	105,000	133,854	1/17/13	1,520	—

28 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	32,570	41,559	1/22/13	$ 508	$ —
Euro	CITI	Sell	48,798	62,284	1/22/13	779	—
Philippine Peso	DBAB	Buy	1,064,000	24,293	1/22/13	844	—
Philippine Peso	JPHQ	Buy	4,246,000	97,056	1/22/13	3,258	—
Euro	DBAB	Sell	531,000	687,924	1/23/13	18,635	—
Euro	UBSW	Sell	57,624	75,274	1/25/13	2,641	—
Euro	CITI	Sell	111,900	145,429	1/28/13	4,377	—
Japanese Yen	BZWS	Sell	37,960,000	491,646	1/28/13	5,924	—
Japanese Yen	DBAB	Sell	31,548,058	408,088	1/28/13	4,410	—
Japanese Yen	UBSW	Sell	33,200,000	429,301	1/28/13	4,486	—
Japanese Yen	HSBK	Sell	40,858,365	528,111	1/28/13	5,302	—
Philippine Peso	HSBK	Buy	4,142,000	95,539	1/28/13	2,302	—
Chilean Peso	DBAB	Buy	24,250,000	47,923	1/29/13	1,545	—
Chilean Peso	JPHQ	Buy	81,300,000	160,276	1/30/13	5,551	—
Chilean Peso	DBAB	Buy	48,500,000	94,958	1/30/13	3,967	—
Euro	BZWS	Sell	460,000	606,499	1/30/13	26,644	—
Swedish Krona	UBSW	Buy	4,650,000	516,002 EUR	1/30/13	47,996	—
Chilean Peso	JPHQ	Buy	117,000,000	230,656	1/31/13	7,961	—
Chilean Peso	DBAB	Buy	45,250,000	88,465	1/31/13	3,820	—
Chilean Peso	MSCO	Buy	22,871,000	45,651	1/31/13	994	—
Euro	DBAB	Sell	462,000	607,022	1/31/13	24,638	—
Philippine Peso	DBAB	Buy	9,981,000	231,309	1/31/13	4,438	—
Chilean Peso	MSCO	Buy	17,020,200	33,687	2/01/13	1,021	—
Euro	UBSW	Sell	86,000	112,798	2/01/13	4,387	—
Chilean Peso	DBAB	Buy	68,600,000	136,246	2/04/13	3,594	—
Chilean Peso	MSCO	Buy	35,230,000	69,897	2/04/13	1,919	—
Euro	BZWS	Sell	1,229,505	1,516,933	2/04/13	—	(33,032)
Chilean Peso	DBAB	Buy	33,200,000	65,873	2/05/13	1,797	—
Chilean Peso	DBAB	Buy	27,740,000	54,874	2/06/13	1,660	—
Chilean Peso	DBAB	Buy	47,200,000	93,369	2/07/13	2,813	—
Singapore Dollar	DBAB	Buy	372,000	299,638	2/07/13	—	(1,057)
Singapore Dollar	HSBK	Buy	372,000	299,517	2/07/13	—	(936)
Chilean Peso	JPHQ	Buy	31,400,000	62,314	2/08/13	1,664	—
Euro	UBSW	Sell	152,000	198,725	2/08/13	7,097	—
Euro	CITI	Sell	203,000	265,508	2/08/13	9,583	—
Euro	HSBK	Sell	152,000	198,939	2/08/13	7,311	—
Singapore Dollar	DBAB	Buy	741,000	596,273	2/08/13	—	(1,516)
Chilean Peso	MSCO	Buy	17,300,000	35,020	2/11/13	216	—
Chilean Peso	BZWS	Buy	96,800,000	192,560	2/11/13	4,602	—
Chilean Peso	DBAB	Buy	18,700,000	37,664	2/11/13	425	—
Euro	DBAB	Sell	1,982,000	2,619,692	2/11/13	120,856	—
Euro	BZWS	Sell	493,000	654,211	2/11/13	32,654	—
Japanese Yen	HSBK	Sell	15,273,000	199,647	2/12/13	4,181	—
Japanese Yen	MSCO	Sell	49,397,000	645,489	2/12/13	13,300	—
Chilean Peso	BZWS	Buy	33,500,000	67,581	2/13/13	635	—
Chilean Peso	MSCO	Buy	46,470,000	94,164	2/13/13	464	—

Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Sell	327,000	435,149	2/13/13	$ 22,867	$ —
Singapore Dollar	BZWS	Buy	105,482	85,018	2/13/13	—	(352)
Euro	DBAB	Sell	316,000	417,499	2/14/13	19,081	—
Mexican Peso	MSCO	Buy	8,240,820	616,366	2/14/13	—	(2,078)
Singapore Dollar	HSBK	Buy	648,300	522,401	2/14/13	—	(2,031)
Chilean Peso	DBAB	Buy	18,500,000	37,184	2/15/13	479	—
Japanese Yen	DBAB	Sell	4,527,440	58,626	2/15/13	681	—
Japanese Yen	JPHQ	Sell	8,460,000	109,628	2/15/13	1,352	—
Euro	UBSW	Sell	194,000	256,245	2/19/13	11,629	—
Euro	JPHQ	Sell	194,000	256,041	2/19/13	11,426	—
Singapore Dollar	BZWS	Buy	303,000	243,432	2/19/13	—	(216)
Singapore Dollar	DBAB	Buy	455,000	362,550	2/19/13	2,675	—
Chilean Peso	JPHQ	Buy	18,900,000	38,259	2/21/13	191	—
Euro	UBSW	Sell	198,000	261,792	2/21/13	12,125	—
Chilean Peso	JPHQ	Buy	32,200,000	64,464	2/22/13	1,035	—
Japanese Yen	HSBK	Sell	32,060,000	406,853	2/22/13	—	(3,508)
Chilean Peso	DBAB	Buy	16,920,000	33,739	2/25/13	667	—
Chilean Peso	MSCO	Buy	40,460,000	80,783	2/25/13	1,490	—
Japanese Yen	JPHQ	Sell	32,100,000	404,920	2/25/13	—	(5,969)
Singapore Dollar	DBAB	Buy	299,000	239,143	2/25/13	871	—
Chilean Peso	DBAB	Buy	11,480,000	22,731	2/26/13	610	—
Chilean Peso	MSCO	Buy	22,000,000	44,000	2/27/13	725	—
Euro	DBAB	Sell	211,000	281,347	2/27/13	15,267	—
Japanese Yen	BZWS	Sell	17,800,000	227,389	2/27/13	—	(462)
Chilean Peso	JPHQ	Buy	18,000,000	35,899	2/28/13	690	—
Chilean Peso	DBAB	Buy	14,200,000	28,225	2/28/13	640	—
Euro	DBAB	Sell	194,710	261,963	2/28/13	16,421	—
Mexican Peso	MSCO	Buy	4,153,100	309,725	2/28/13	—	(541)
Singapore Dollar	DBAB	Buy	187,500	149,533	2/28/13	979	—
Chilean Peso	BZWS	Buy	53,000,000	106,455	3/01/13	1,268	—
Chilean Peso	DBAB	Buy	14,200,000	28,312	3/01/13	549	—
Euro	DBAB	Sell	194,873	262,396	3/01/13	16,646	—
Japanese Yen	HSBK	Sell	33,100,000	413,970	3/01/13	—	(9,742)
Japanese Yen	JPHQ	Sell	33,100,000	414,268	3/01/13	—	(9,444)
Chilean Peso	DBAB	Buy	2,750,000	5,493	3/04/13	94	—
Japanese Yen	UBSW	Sell	36,900,000	460,401	3/04/13	—	(11,976)
Euro	DBAB	Sell	62,000	82,804	3/05/13	4,613	—
Chilean Peso	DBAB	Buy	2,750,000	5,530	3/06/13	56	—
Euro	BZWS	Sell	414,214	549,455	3/07/13	27,054	—
Chilean Peso	DBAB	Buy	46,380,000	92,390	3/08/13	1,802	—
Euro	MSCO	Sell	202,000	265,772	3/08/13	11,010	—
Euro	HSBK	Sell	71,000	93,489	3/08/13	3,944	—
Euro	CITI	Sell	268,000	352,471	3/08/13	14,469	—
Euro	DBAB	Sell	2,120,000	2,790,535	3/08/13	116,787	—
Mexican Peso	HSBK	Buy	25,865,900	1,928,607	3/08/13	—	(4,304)
Chilean Peso	MSCO	Buy	8,800,000	17,204	3/11/13	661	—

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	455,012	598,295	3/11/13	$ 24,410	$ —
Malaysian Ringgit	HSBK	Buy	3,220,478	1,047,000	3/11/13	—	(27,031)
Singapore Dollar	CITI	Buy	1,986,247	1,577,000	3/11/13	17,547	—
Indian Rupee	HSBK	Buy	58,725,065	1,099,000	3/12/13	—	(79,005)
Indian Rupee	JPHQ	Buy	58,453,640	1,093,000	3/12/13	—	(77,719)
Malaysian Ringgit	JPHQ	Buy	827,010	270,000	3/12/13	—	(8,086)
Chilean Peso	DBAB	Buy	45,131,875	88,581	3/13/13	3,025	—
Indian Rupee	JPHQ	Buy	68,580,000	1,297,635	3/14/13	—	(106,863)
Japanese Yen	JPHQ	Sell	172,858,450	2,113,184	3/14/13	—	(100,003)
Euro	BZWS	Sell	132,892	174,407	3/15/13	6,788	—
Indian Rupee	HSBK	Buy	59,357,090	1,126,000	3/15/13	—	(95,539)
Japanese Yen	CITI	Sell	18,818,061	228,541	3/15/13	—	(12,399)
Malaysian Ringgit	HSBK	Buy	1,364,326	445,000	3/15/13	—	(12,974)
Chilean Peso	JPHQ	Buy	697,200,000	1,380,594	3/18/13	33,747	—
Euro	DBAB	Sell	563,000	737,434	3/18/13	27,280	—
Indian Rupee	DBAB	Buy	55,562,432	1,052,000	3/18/13	—	(87,894)
Malaysian Ringgit	DBAB	Buy	1,065,198	345,765	3/18/13	—	(8,504)
Euro	CITI	Sell	98,445	129,271	3/19/13	5,093	—
Japanese Yen	MSCO	Sell	23,490,000	283,416	3/19/13	—	(17,360)
Japanese Yen	CITI	Sell	16,634,000	200,168	3/19/13	—	(12,820)
Singapore Dollar	DBAB	Buy	568,400	448,867	3/19/13	7,466	—
Singapore Dollar	HSBK	Buy	650,000	514,363	3/19/13	7,481	—
Chilean Peso	JPHQ	Buy	19,100,000	38,277	3/21/13	457	—
Euro	DBAB	Sell	236,000	311,157	3/21/13	13,460	—
Euro	BZWS	Sell	81,680	108,422	3/21/13	5,389	—
Singapore Dollar	DBAB	Buy	612,000	487,960	3/21/13	3,382	—
Singapore Dollar	HSBK	Buy	489,000	389,828	3/21/13	2,765	—
Japanese Yen	BZWS	Sell	13,651,450	164,115	3/25/13	—	(10,699)
Euro	DBAB	Sell	202,000	266,458	3/26/13	11,633	—
Euro	CITI	Sell	179,804	237,226	3/26/13	10,401	—
Malaysian Ringgit	DBAB	Buy	302,000	96,561	3/26/13	—	(975)
Malaysian Ringgit	HSBK	Buy	144,000	46,067	3/26/13	—	(489)
Singapore Dollar	CSFB	Buy	1,736,000	1,379,749	3/26/13	14,041	—
Singapore Dollar	MSCO	Buy	1,735,100	1,371,621	3/26/13	21,447	—
Euro	DBAB	Sell	41,097	54,914	3/28/13	3,068	—
Euro	DBAB	Sell	135,917	181,235	4/02/13	9,757	—
Euro	DBAB	Sell	480,000	641,117	4/04/13	35,516	—
Euro	BZWS	Sell	212,293	283,358	4/05/13	15,511	—
Euro	HSBK	Sell	396,000	521,690	4/10/13	22,028	—
Euro	UBSW	Sell	198,000	259,592	4/11/13	9,757	—
Euro	DBAB	Sell	541,689	710,512	4/11/13	27,014	—
Euro	JPHQ	Sell	450,000	590,828	4/12/13	23,014	—
Indian Rupee	DBAB	Buy	2,207,000	40,632	4/12/13	—	(2,495)
Chilean Peso	MSCO	Buy	183,130,000	361,025	4/15/13	9,304	—
Euro	DBAB	Sell	170,000	224,213	4/15/13	9,697	—
Indian Rupee	DBAB	Buy	4,732,000	86,529	4/15/13	—	(4,799)

Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	HSBK	Sell	507,192	671,028	4/16/13	$ 31,014	$ —
Indian Rupee	JPHQ	Buy	3,179,000	58,307	4/16/13	—	(3,409)
Indian Rupee	JPHQ	Buy	3,120,000	57,029	4/18/13	—	(3,168)
Chilean Peso	MSCO	Buy	164,090,000	323,777	4/19/13	7,900	—
Euro	BZWS	Sell	208,570	274,311	4/19/13	11,111	—
Indian Rupee	JPHQ	Buy	1,559,000	28,565	4/22/13	—	(1,670)
Indian Rupee	DBAB	Buy	1,094,000	20,020	4/22/13	—	(1,146)
Japanese Yen	CITI	Sell	20,800,000	257,279	4/22/13	—	(9,188)
Japanese Yen	BZWS	Sell	20,800,000	257,362	4/22/13	—	(9,106)
Euro	DBAB	Sell	623,000	822,049	4/23/13	35,824	—
Euro	JPHQ	Sell	57,929	76,663	4/23/13	3,557	—
Indian Rupee	DBAB	Buy	2,216,000	39,528	4/26/13	—	(1,323)
Chilean Peso	JPHQ	Buy	103,971,000	205,314	4/29/13	4,608	—
Chilean Peso	CITI	Buy	167,590,000	331,861	4/29/13	6,510	—
Euro	BZWS	Sell	57,000	75,414	4/29/13	3,474	—
Indian Rupee	JPHQ	Buy	1,885,000	33,821	4/29/13	—	(1,338)
Euro	BZWS	Sell	144,960	192,550	4/30/13	9,594	—
Indian Rupee	JPHQ	Buy	1,570,000	28,113	4/30/13	—	(1,063)
Euro	CSFB	Sell	521,000	687,902	5/07/13	30,275	—
Euro	BZWS	Sell	379,000	500,981	5/07/13	22,592	—
Euro	CITI	Sell	204,872	270,825	5/07/13	12,228	—
Euro	MSCO	Sell	379,000	500,295	5/07/13	21,906	—
Euro	DBAB	Sell	616,000	811,900	5/08/13	34,350	—
Euro	UBSW	Sell	190,000	247,993	5/10/13	8,157	—
Euro	DBAB	Sell	379,000	494,652	5/10/13	16,243	—
Japanese Yen	CITI	Sell	85,413,000	1,076,558	5/10/13	—	(17,958)
Chilean Peso	MSCO	Buy	18,800,000	36,780	5/13/13	1,119	—
Euro	CITI	Sell	504,830	657,834	5/13/13	20,565	—
Japanese Yen	DBAB	Sell	57,105,000	721,934	5/13/13	—	(9,865)
Japanese Yen	UBSW	Sell	42,686,000	539,800	5/13/13	—	(7,220)
Japanese Yen	CITI	Sell	42,685,000	537,104	5/14/13	—	(9,911)
Euro	BZWS	Sell	201,946	260,470	5/16/13	5,534	—
Euro	DBAB	Sell	1,792,000	2,304,154	5/17/13	41,909	—
Euro	DBAB	Sell	405,000	519,352	5/20/13	8,053	—
Euro	BZWS	Sell	405,000	517,651	5/21/13	6,345	—
Euro	DBAB	Sell	590,000	752,309	5/21/13	7,444	—
Malaysian Ringgit	HSBK	Buy	17,700	5,548	5/22/13	40	—
Mexican Peso	DBAB	Buy	14,550,000	1,024,251	5/23/13	51,175	—
Euro	DBAB	Sell	5,320,000	6,700,407	5/29/13	—	(16,742)
Euro	DBAB	Sell	8,000	10,126	5/29/13	25	—
Swedish Krona	BZWS	Buy	446,080	49,012 EUR	6/03/13	4,884	—
Euro	MSCO	Sell	2,850,000	3,544,260	6/04/13	—	(54,519)
Euro	DBAB	Sell	102,650	127,689	6/05/13	—	(1,932)
Euro	DBAB	Sell	265,800	332,675	6/07/13	—	(2,973)
Euro	DBAB	Sell	399,000	506,132	6/11/13	2,252	—
Swedish Krona	MSCO	Buy	6,339,300	694,840 EUR	6/11/13	71,199	—

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swedish Krona	DBAB	Buy	4,700,000	517,063 EUR	6/11/13	$ 50,383	$ —
Euro	DBAB	Sell	386,000	486,908	6/13/13	—	(568)
Swedish Krona	MSCO	Buy	3,269,900	359,085 EUR	6/13/13	35,829	—
Swedish Krona	BZWS	Buy	2,847,000	316,263 EUR	6/13/13	26,625	—
Japanese Yen	CITI	Sell	9,278,000	117,355	6/14/13	—	(1,605)
South Korean Won	DBAB	Buy	1,307,000,000	1,110,497	6/27/13	27,975	—
Japanese Yen	BZWS	Sell	37,381,000	472,161	6/28/13	—	(7,247)
Swedish Krona	UBSW	Buy	1,661,000	185,495 EUR	6/28/13	14,137	—
Japanese Yen	BZWS	Sell	25,656,000	325,563	7/02/13	—	(3,496)
Chilean Peso	DBAB	Buy	226,696,000	429,162	7/03/13	25,490	—
Malaysian Ringgit	HSBK	Buy	2,920,700	911,124	7/05/13	9,464	—
Norwegian Krone	DBAB	Buy	19,050,000	2,486,458 EUR	7/05/13	109,485	—
Euro	MSCO	Sell	356,000	436,267	7/16/13	—	(13,533)
Euro	UBSW	Sell	330,000	404,382	7/16/13	—	(12,568)
Euro	BZWS	Sell	212,000	259,764	7/16/13	—	(8,095)
Malaysian Ringgit	DBAB	Buy	18,003,280	5,560,000	7/17/13	111,912	—
Mexican Peso	DBAB	Buy	32,003,472	2,320,000	7/17/13	34,828	—
Polish Zloty	DBAB	Buy	16,623,100	3,800,000 EUR	7/17/13	57,976	—
Singapore Dollar	DBAB	Buy	3,915,648	3,090,000	7/17/13	56,433	—
South Korean Won	DBAB	Buy	9,043,327,000	7,730,000	7/17/13	142,776	—
Swedish Krona	DBAB	Buy	22,101,574	2,530,000 EUR	7/17/13	107,395	—
Euro	UBSW	Sell	330,000	405,933	7/18/13	—	(11,029)
Euro	BZWS	Sell	332,000	408,675	7/18/13	—	(10,813)
Philippine Peso	DBAB	Buy	90,804,000	2,161,022	7/18/13	—	(30,440)
Euro	DBAB	Sell	1,480,000	1,827,800	7/19/13	—	(42,237)
Euro	BZWS	Sell	249,000	307,515	7/19/13	—	(7,106)
Euro	MSCO	Sell	388,000	478,200	7/22/13	—	(12,074)
Euro	DBAB	Sell	183,000	225,539	7/22/13	—	(5,698)
Euro	DBAB	Sell	344,770	424,356	7/23/13	—	(11,298)
Euro	DBAB	Sell	69,825	85,187	7/25/13	—	(3,048)
Euro	DBAB	Sell	29,935	36,532	7/29/13	—	(1,297)
Euro	BZWS	Sell	119,968	148,301	7/30/13	—	(3,308)
Euro	JPHQ	Sell	1,228,000	1,524,685	7/31/13	—	(27,205)
Euro	DBAB	Sell	1,228,000	1,526,650	7/31/13	—	(25,241)
Euro	UBSW	Sell	1,229,000	1,512,653	8/01/13	—	(40,523)
Euro	BZWS	Sell	97,592	120,088	8/01/13	—	(3,246)
Euro	HSBK	Sell	1,228,000	1,519,466	8/02/13	—	(32,468)
Euro	BZWS	Sell	244,026	301,676	8/05/13	—	(6,735)
Euro	JPHQ	Sell	743,700	909,266	8/06/13	—	(30,668)
Japanese Yen	MSCO	Sell	16,900,000	217,319	8/06/13	427	—
Malaysian Ringgit	HSBK	Buy	2,236,000	704,918	8/06/13	—	(1,011)
Euro	CITI	Sell	107,290	133,917	8/08/13	—	(1,686)
Euro	JPHQ	Sell	680,100	848,860	8/09/13	—	(10,729)
Euro	DBAB	Sell	513,000	641,076	8/09/13	—	(7,313)
Euro	CITI	Sell	30,529	38,152	8/09/13	—	(434)
Euro	GSCO	Sell	191,000	237,193	8/12/13	—	(4,225)

Annual Report | 33

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton International Bond Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
South Korean Won	HSBK	Buy	440,000,000	30,049,718 JPY	8/12/13	$ —	$ (2,929)
Euro	GSCO	Sell	364,000	450,596	8/14/13	—	(9,503)
Singapore Dollar	HSBK	Buy	227,500	182,718	8/15/13	135	—
Euro	BZWS	Sell	695,000	862,679	8/16/13	—	(15,830)
Euro	BZWS	Sell	781,000	963,188	8/19/13	—	(24,071)
Japanese Yen	DBAB	Sell	16,770,000	214,187	8/19/13	—	(1,085)
Singapore Dollar	HSBK	Buy	227,500	182,731	8/19/13	128	—
Euro	JPHQ	Sell	868,000	1,078,898	8/20/13	—	(18,353)
Euro	BZWS	Sell	695,000	860,341	8/20/13	—	(18,219)
Euro	DBAB	Sell	438,000	542,407	8/20/13	—	(11,275)
Japanese Yen	HSBK	Sell	34,880,000	442,079	8/20/13	—	(5,675)
Japanese Yen	UBSW	Sell	15,167,000	192,634	8/20/13	—	(2,065)
Japanese Yen	JPHQ	Sell	7,537,000	95,487	8/20/13	—	(1,266)
Euro	UBSW	Sell	340,000	420,801	8/22/13	—	(9,010)
Japanese Yen	BZWS	Sell	7,521,000	95,142	8/22/13	—	(1,408)
Mexican Peso	HSBK	Buy	8,229,279	607,686	8/22/13	—	(3,940)
Polish Zloty	DBAB	Buy	2,650,043	625,084 EUR	8/22/13	—	(17,681)
Euro	BZWS	Sell	237,520	297,423	8/23/13	—	(2,843)
Japanese Yen	CITI	Sell	15,026,000	190,094	8/23/13	—	(2,804)
Japanese Yen	HSBK	Sell	14,916,000	188,911	8/23/13	—	(2,576)
Japanese Yen	DBAB	Sell	7,432,000	94,082	8/23/13	—	(1,328)
Euro	BZWS	Sell	284,741	356,735	8/26/13	—	(3,241)
Euro	UBSW	Sell	125,681	157,252	8/26/13	—	(1,637)
Japanese Yen	UBSW	Sell	23,295,000	295,285	8/26/13	—	(3,785)
Japanese Yen	BZWS	Sell	23,333,000	296,142	8/26/13	—	(3,416)
Japanese Yen	JPHQ	Sell	14,994,000	190,207	8/26/13	—	(2,291)
Malaysian Ringgit	HSBK	Buy	72,400	22,848	8/26/13	—	(73)
Singapore Dollar	DBAB	Buy	301,000	241,109	8/26/13	842	—
Swedish Krona	DBAB	Buy	66,368,470	7,823,242 EUR	8/26/13	19,864	—
Japanese Yen	HSBK	Sell	27,402,000	350,409	8/27/13	—	(1,393)
Japanese Yen	JPHQ	Sell	22,517,000	288,024	8/27/13	—	(1,062)
Japanese Yen	DBAB	Sell	17,053,000	218,002	8/27/13	—	(934)
Malaysian Ringgit	HSBK	Buy	123,600	39,256	8/27/13	—	(377)
Mexican Peso	HSBK	Buy	8,254,764	607,437	8/27/13	—	(2,067)
Singapore Dollar	DBAB	Buy	374,000	301,346	8/27/13	—	(712)
Swedish Krona	DBAB	Buy	11,117,000	1,315,077 EUR	8/27/13	—	(2,624)
Euro	DBAB	Sell	94,076	118,240	8/28/13	—	(696)
Euro	JPHQ	Sell	55,232	69,577	8/29/13	—	(251)
Mexican Peso	HSBK	Buy	7,191,663	528,779	8/29/13	—	(1,458)
Swedish Krona	UBSW	Buy	1,881,000	224,495 EUR	8/29/13	—	(2,976)
Japanese Yen	JPHQ	Sell	24,149,000	308,630	8/30/13	—	(1,425)
Mexican Peso	HSBK	Buy	9,133,350	671,520	8/30/13	—	(1,882)
Singapore Dollar	DBAB	Buy	187,500	150,036	8/30/13	686	—
Swedish Krona	UBSW	Buy	1,879,000	224,198 EUR	8/30/13	—	(2,910)
Euro	DBAB	Sell	48,000	60,564	9/04/13	—	(125)

34 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

Templeton Income Trust

Notes to Financial Statements

Templeton International Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton International Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

40 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

Annual Report | 41

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not

42 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At August 31, 2012, the Fund had OTC derivatives in a net unrealized loss position of $386,189 and the aggregate value of collateral pledged for such contracts was $350,000.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At August 31, 2012, the Fund held $2,026,857 in United States Treasury Notes and Bonds and Kingdom of Belgium Bonds, as collateral for derivatives.

See Note 10 regarding other derivative information.

e. Restricted Cash

At August 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

Annual Report | 43

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

44 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 45

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

46 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distri-
bution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended August 31, 2012, the Fund paid transfer agent fees of $310,898, of which
$112,969 was retained by Investor Services.

Annual Report | 47

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees , and other expenses, but excluding distribution fees, and acquired fund fees and expenses, for each class of the Fund do not exceed 0.74% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2012.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2012 and 2011, was as follows:

At August 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

48 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2012, aggregated $158,244,948 and $79,174,611, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2012, the Fund had 12.21% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Annual Report | 49

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended August 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the year ended August 31, 2012, the average month end market value of derivatives represented 2.97% of average month end net assets. The average month end number of open derivative contracts for the period was 497.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2012, the Fund did not use the Global Credit Facility.

50 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

Annual Report | 51

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton International Bond Fund

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s finan-cial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

52 | Annual Report

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Bond Fund (the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2012

Annual Report | 53

Templeton Income Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,241,837 as a long term capital gain dividend for the fiscal year ended August 31, 2012.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $276,191 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2012.

At August 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

54 | Annual Report

Templeton Income Trust

Tax Information (unaudited) (continued)

By mid-February 2013, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 55

Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly,** Chairman, Atlantic Equipment and Power Ltd. (1977-2003).				
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

56 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	25	None
Principal Occupation During at Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

Annual Report | 57

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				

Annual Report | 59

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the
Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call
(800) DIAL BEN/342-5236 to request the SAI.

60 | Annual Report

Templeton Income Trust

Shareholder Information

Templeton International Bond Fund

Board Review of Investment Management Agreement

At a meeting held May 22, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton International Bond Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifi-cally in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

Annual Report | 61

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of the Fund and all retail and institutional international income funds as selected by Lipper. The Fund has been in operation for only four full years, and such report showed the Fund’s income return for the one-year period to be in the middle quintile of its performance universe and its annualized income return for the four-year period to be in the second-highest quintile of such universe. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of its performance universe, but its annualized total return for the four-year period to be in the highest quintile of

62 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

such universe. The Board found such overall comparative performance to be acceptable, noting that its significance was limited in view of the Fund’s brief period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual management fee rate of the Fund was above the median of its Lipper expense group, but its actual total expense ratio was below the median of such group. The Board was satisfied with such comparative expenses, noting that the Fund’s expenses were being subsidized by management through fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses

Annual Report | 63

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Board Review of Investment Management Agreement (continued)

allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services at the rate of 0.20% of its net assets. At the end of 2011, the Fund’s net assets were approximately $301 million and the Board believed it unlikely that economies of scale existed at such asset level, noting that the Fund’s expenses were subsidized by management.

64 | Annual Report

Templeton Income Trust

Shareholder Information (continued)

Templeton International Bond Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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AUGUST 31, 2012

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Income Trust

Sign up for electronic delivery at **franklintempleton.com/edelivery**

FIXED INCOME

Templeton Global Total Return Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Global Total Return Fund

Your Fund's Goal and Main Investments: Templeton Global Total Return Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, or government-related or corporate issuers worldwide (collectively, "bonds"). Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, Templeton Global Total Return Fund – Class A delivered a +3.36% cumulative total return. The Fund outperformed the global fixed income bond market as measured by its benchmark, the Barclays Multiverse Index, which posted a +1.76% cumulative total return for the same period.[1] You can find other performance data in the Performance Summary beginning on page 8.

Portfolio Breakdown
Based on Total Net Assets as of 8/31/12

Foreign Government & Agency Securities
63.2%
Quasi-Sovereign & Corporate Bonds
15.3%
Credit-Linked Notes
1.1%
Senior Floating Rate Interests
0.2%
Municipal Bonds
0.1%
Short-Term Investments & Other Net Assets
20.1%

Economic and Market Overview

Annual Report | 3

Fears of European sovereign debt default, the possibility of another U.S. recession, and China’s potential “hard landing” dominated financial headlines early in the period. These concerns contributed to heightened market volatility as investors vacillated between risk assets and perceived safe-haven assets in response to the latest political developments. Despite ongoing uncertainty, eurozone leaders made meaningful progress and began to deploy policy solutions aimed at correcting long-unaddressed structural issues. Risk assets rallied in January and February, and overall, stock markets in the developed world generally ended the period higher than a year ago.

Globally, central bankers continued to pursue historically accommodative monetary policies. Among the G-3, the Bank of Japan and U.S. Federal Reserve Board (Fed) maintained their respective policy rates, while the European Central Bank (ECB) implemented three 25-basis-point (bps; 100 bps equal one percentage point) rate reductions. Elsewhere, many policymakers paused their tightening cycles or reduced rates in response to the risks to domestic activity from a potential deterioration in the global outlook.

In addition to rate adjustments, central bankers employed a variety of policy tools. Beginning in December, the ECB’s Long-Term Refinancing Operation injected significant liquidity into the European banking system and helped reduce fears of a disorderly sovereign credit event and its potential fallout. The U.S. Fed increased the average maturity of its Treasury holdings in an effort to put downward pressure on longer term rates, and the Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese officials signaled a desire to pursue “fine tuning,” which included three 50 bps reductions in the reserve requirement ratio.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to credit markets. During the year under review, interest rate strategies and credit exposures contributed to absolute performance, while currency positions detracted.

4 | Annual Report

Interest Rate Strategy

During the year under review, we maintained the Fund’s defensive duration posture as policymakers in the G-3, the U.K., Switzerland and other countries continued to pursue historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in these government bond markets. Our underweighted duration exposure in the U.S and Japan, however, detracted from performance relative to the benchmark as yields did not increase significantly during the year. In contrast, select duration exposures in Europe and non-Japan Asia contributed to absolute and relative performance. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were relatively high. As central banks in some emerging market countries lowered their policy rates during the year, yields on some longer term local currency-denominated bonds fell, and the corresponding increase in the market value of our holdings of these bonds contributed to performance.

Currency Strategy

The Fund’s diversified currency exposure detracted from absolute performance. As part of the Fund’s investment strategy, we used currency forward contracts to limit or add exposure to various currencies. Despite relatively slow growth in the U.S., the U.S. dollar was broadly stronger, and gained 6.86% over the year against the currencies of major U.S. trading partners.2 Dollar strength was particularly pronounced in September 2011 and again in May 2012, when inconclusive Greek elections and a wave of European bank credit rating downgrades stoked investor fears and contributed to a flight to safety. Nonetheless, our net-negative euro and yen positions contributed to performance relative to the benchmark.

Market risk aversion also led several Latin American currencies to depreciate against the U.S. dollar, and the Fund’s currency positions in the region detracted from relative and absolute performance. Over the year, the Brazilian real declined 21.73%, the Mexican peso fell 6.82% and the Chilean peso depreciated 3.42% against the U.S. dollar.3

In Asia, our large net-negative exposure to the Japanese yen, achieved via currency forward contracts, benefited performance as the yen depreciated 2.34% against the U.S. dollar over the year.3 Nonetheless, currency positions elsewhere

2. Source: Federal Reserve H.10 Report.

3. Source: IDC/Exshare.

Annual Report | 5

in Asia offset the effects of yen depreciation, and our exposure to Asian currencies hurt absolute performance overall. Malaysia’s central bank paused its tightening cycle while Philippine officials cut rates. The South Korean won, Indonesian rupiah, Malaysian ringgit, Indian rupee and Singapore dollar also depreciated against the U.S. dollar.

ECB rate cuts and liquidity injections contributed to the euro’s 12.45% depreciation against the U.S. dollar over the year, and the Fund’s large net-negative position in the monetary union’s currency was the largest contributor to relative and absolute performance.3 This positive effect was dampened by positioning in peripheral European currencies, which also depreciated against the U.S. dollar.

Global Credit Strategy

In addition to purchasing global government bonds, as discussed earlier, the Fund also invested in the credit sector. As an asset class, such investments may compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Relative to the benchmark Barclays Multiverse Index, the Fund’s overall credit positioning during the year aided performance. Specifically, the Fund benefited from its overweighted high yield corporate credit positions.

6 | Annual Report

Thank you for your continued participation in Templeton Global Total
Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reli-
able, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 8/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance[1]

Class A		1-Year	3-Year	Inception (9/30/08)
Cumulative Total Return[2]		+3.36%	+33.81%	+64.19%
Average Annual Total Return[3]		-1.04%	+8.62%	+12.25%
Value of $10,000 Investment[4]		$9,896	$12,816	$15,727
Avg. Ann. Total Return (9/30/12)[5]		+10.73%	+8.49%	+12.83%
Total Annual Operating Expenses[6]	1.06%			
Class C		**1-Year**	**3-Year**	**Inception (9/30/08)**
Cumulative Total Return[2]		+3.03%	+32.20%	+61.76%
Average Annual Total Return[3]		+2.06%	+9.75%	+13.06%
Value of $10,000 Investment[4]		$10,206	$13,220	$16,176
Avg. Ann. Total Return (9/30/12)[5]		+14.21%	+9.62%	+13.59%
Total Annual Operating Expenses[6]	1.46%			
Class R		**1-Year**	**3-Year**	**Inception (9/30/08)**
Cumulative Total Return[2]		+3.18%	+32.85%	+62.89%
Average Annual Total Return[3]		+3.18%	+9.93%	+13.26%
Value of $10,000 Investment[4]		$10,318	$13,285	$16,289
Avg. Ann. Total Return (9/30/12)[5]		+15.36%	+9.77%	+13.79%
Total Annual Operating Expenses[6]	1.31%			
Advisor Class		**1-Year**	**3-Year**	**Inception (9/30/08)**
Cumulative Total Return[2]		+3.70%	+34.82%	+65.91%
Average Annual Total Return[3]		+3.70%	+10.47%	+13.79%
Value of $10,000 Investment[4]		$10,370	$13,482	$16,591
Avg. Ann. Total Return (9/30/12)[5]		+15.92%	+10.34%	+14.33%
Total Annual Operating Expenses[6]	0.81%			

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged index includes reinvestment of any income or distributions. It differs from the
Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctua-
tions, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The risks associated with higher yielding, lower rated securi-
ties include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investing in derivative securities, such as financial futures, option contracts, currency forwards and swaps, and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main invest-
ment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2012 Morningstar. The Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.05%; C: 1.45%; R: 1.30%; and
Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14 | Annual Report

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period September 30, 2008 (commencement of operations) to August 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012

Templeton Global Total Return Fund	Shares		Value
Common Stocks 0.0%[†]			
United States 0.0%[†]			
[a,b,c]Comfort Co. Inc.	1,299		$ 69,691
[a]MGM Holdings Inc., A	25,992		837,268
Total Common Stocks (Cost $722,692)			906,959
Preferred Stocks (Cost $575,000) 0.0%[†]			
United States 0.0%[†]			
GMAC Capital Trust I, 8.125%, pfd.	23,000		570,860
	Principal Amount*		
Foreign Government and Agency Securities 63.2%			
Argentina 0.5%			
[d]Government of Argentina, GDP Linked Securities, 4.383%, 12/15/35	187,930,000		21,146,823
Australia 3.3%			
Government of Australia, senior bond, 6.50%, 5/15/13	1,425,000	AUD	1,507,268
New South Wales Treasury Corp.,			
5.25%, 5/01/13	400,000	AUD	418,844
5.50%, 8/01/13	29,630,000	AUD	31,240,830
Queensland Treasury Corp., senior note, 6.00%,			
8/14/13	4,400,000	AUD	4,665,321
8/21/13	67,304,000	AUD	71,382,543
Western Australia Treasury Corp., 8.00%, 6/15/13	21,370,000	AUD	22,890,186
			132,104,992
Bosnia & Herzegovina 0.0%[†]			
[e]Government of Bosnia & Herzegovina, senior bond, B, FRN, 1.688%, 12/11/21	277,083	DEM	134,568
Brazil 0.8%			
Nota Do Tesouro Nacional,			
10.00%, 1/01/17	8,225[f]	BRL	4,194,800
[g]Index Linked, 6.00%, 5/15/13	695[f]	BRL	765,998
[g]Index Linked, 6.00%, 5/15/15	8,804[f]	BRL	10,095,412
[g]Index Linked, 6.00%, 8/15/16	4,103[f]	BRL	4,793,481
[g]Index Linked, 6.00%, 5/15/17	5,321[f]	BRL	6,290,001
[g]Index Linked, 6.00%, 8/15/18	3,115[f]	BRL	3,737,058
[g]Index Linked, 6.00%, 5/15/45	400[f]	BRL	543,352
			30,420,102
Croatia 0.1%			
[h]Government of Croatia, 144A, 6.75%, 11/05/19	4,070,000		4,389,353
Egypt 0.2%			
[h]Arab Republic of Egypt, 144A, 5.75%, 4/29/20	6,315,000		6,472,875
Ghana 2.5%			
Government of Ghana,			
19.00%, 1/14/13	6,460,000	GHS	3,347,033
14.99%, 3/11/13	8,654,000	GHS	4,399,932
15.65%, 6/03/13	17,310,000	GHS	8,777,940

Annual Report | 19

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Ghana (continued)			
Government of Ghana, (contiuned)			
14.25%, 7/29/13	670,000	GHS	$ 334,357
13.30%, 9/30/13	28,850,000	GHS	14,175,781
13.45%, 2/17/14	40,170,000	GHS	19,163,940
12.39%, 4/28/14	20,230,000	GHS	9,392,139
13.00%, 6/02/14	10,857,000	GHS	5,056,409
14.99%, 2/23/15	12,590,000	GHS	6,029,243
24.00%, 5/25/15	31,740,000	GHS	17,923,534
23.00%, 8/21/17	21,300,000	GHS	11,854,039
			100,454,347
Hungary 6.6%			
Government of Hungary,			
5.50%, 2/12/14	5,194,510,000	HUF	22,656,370
7.75%, 8/24/15	884,160,000	HUF	4,026,817
5.50%, 2/12/16	5,641,940,000	HUF	24,166,899
6.00%, 1/11/19	11,560,000	EUR	14,433,104
6.50%, 6/24/19	533,200,000	HUF	2,292,738
7.50%, 11/12/20	3,222,400,000	HUF	14,479,316
A, 8.00%, 2/12/15	47,800,000	HUF	218,299
A, 6.75%, 11/24/17	3,559,860,000	HUF	15,628,056
A, 6.00%, 11/24/23	3,015,800,000	HUF	12,059,795
B, 6.75%, 2/24/17	4,113,100,000	HUF	18,120,208
D, 6.75%, 2/12/13	59,800,000	HUF	264,810
D, 6.75%, 8/22/14	10,990,500,000	HUF	48,837,068
E, 7.50%, 10/24/13	1,069,400,000	HUF	4,776,586
senior note, 3.50%, 7/18/16	10,000	EUR	11,693
senior note, 4.375%, 7/04/17	19,865,000	EUR	23,556,356
senior note, 5.75%, 6/11/18	6,625,000	EUR	8,198,553
senior note, 6.25%, 1/29/20	21,385,000		22,841,853
senior note, 3.875%, 2/24/20	20,000	EUR	21,761
senior note, 6.375%, 3/29/21	23,190,000		24,643,897
			261,234,179
Iceland 1.8%			
[h]Government of Iceland, 144A,			
4.875%, 6/16/16	57,230,000		59,845,125
5.875%, 5/11/22	10,810,000		11,554,593
			71,399,718
Indonesia 1.2%			
Government of Indonesia,			
FR19, 14.25%, 6/15/13	21,407,000,000	IDR	2,400,009
FR20, 14.275%, 12/15/13	13,270,000,000	IDR	1,544,726
FR23, 11.00%, 12/15/12	4,230,000,000	IDR	451,383
FR31, 11.00%, 11/15/20	10,309,000,000	IDR	1,412,911
FR34, 12.80%, 6/15/21	34,188,000,000	IDR	5,167,749
FR35, 12.90%, 6/15/22	3,540,000,000	IDR	546,662
FR36, 11.50%, 9/15/19	31,600,000,000	IDR	4,335,365

20 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Indonesia (continued)			
Government of Indonesia, (continued)			
FR39, 11.75%, 8/15/23	6,350,000,000	IDR	$ 942,594
FR40, 11.00%, 9/15/25	110,250,000,000	IDR	16,060,371
FR42, 10.25%, 7/15/27	2,150,000,000	IDR	303,278
FR43, 10.25%, 7/15/22	2,810,000,000	IDR	377,779
FR44, 10.00%, 9/15/24	7,250,000,000	IDR	983,274
FR46, 9.50%, 7/15/23	7,100,000,000	IDR	924,646
FR47, 10.00%, 2/15/28	26,890,000,000	IDR	3,705,956
FR49, 9.00%, 9/15/13	4,890,000,000	IDR	531,936
FR52, 10.50%, 8/15/30	24,050,000,000	IDR	3,438,960
senior bond, 12.50%, 3/15/13	6,275,000,000	IDR	683,412
Strip, 11/20/12	5,125,000,000	IDR	532,656
Indonesia Retail Bond, senior bond,			
ORI5, 11.45%, 9/15/13	2,210,000,000	IDR	246,221
ORI7, 7.95%, 8/15/13	27,259,000,000	IDR	2,927,148
			47,517,036
Ireland 7.5%			
Government of Ireland,			
4.60%, 4/18/16	19,673,000	EUR	24,720,405
5.50%, 10/18/17	5,852,000	EUR	7,486,016
5.90%, 10/18/19	19,824,000	EUR	25,034,724
4.50%, 4/18/20	28,686,000	EUR	33,248,681
5.00%, 10/18/20	54,121,000	EUR	64,407,681
senior bond, 4.50%, 10/18/18	26,986,000	EUR	32,085,983
senior bond, 4.40%, 6/18/19	35,443,000	EUR	41,146,418
senior bond, 5.40%, 3/13/25	59,092,000	EUR	70,355,478
			298,485,386
Israel 1.7%			
Government of Israel,			
5.00%, 3/31/13	53,112,000	ILS	13,431,558
3.50%, 9/30/13	211,521,000	ILS	53,400,318
			66,831,876
Latvia 1.2%			
[h]Government of Latvia,			
144A, 5.25%, 2/22/17	25,850,000		27,866,300
senior note, 144A, 5.25%, 6/16/21	18,000,000		19,536,570
			47,402,870
Lithuania 0.4%			
[h]Government of Lithuania, 144A,			
6.75%, 1/15/15	2,320,000		2,538,184
7.375%, 2/11/20	10,320,000		12,639,472
			15,177,656

Annual Report | 21

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Malaysia 1.6%			
Government of Malaysia,			
[l]3.434%, 8/15/14	5,185,000	MYR	$ 1,672,779
senior bond, 3.702%, 2/25/13	92,482,000	MYR	29,697,540
senior bond, 3.70%, 5/15/13	12,310,000	MYR	3,959,187
senior bond, 3.21%, 5/31/13	27,630,000	MYR	8,857,730
senior bond, 3.461%, 7/31/13	20,050,000	MYR	6,444,966
senior bond, 8.00%, 10/30/13	300,000	MYR	101,450
[l]senior bond, 5.094%, 4/30/14	36,795,000	MYR	12,172,804
			62,906,456
Mexico 3.9%			
Government of Mexico,			
9.00%, 12/20/12	380,000[i]	MXN	2,915,449
9.00%, 6/20/13	7,441,220[i]	MXN	58,330,019
8.00%, 12/19/13	5,693,100[i]	MXN	44,924,121
7.00%, 6/19/14	1,172,700[i]	MXN	9,231,284
7.25%, 12/15/16	550,000[i]	MXN	4,543,945
7.75%, 12/14/17	1,335,000[i]	MXN	11,403,175
[g]Mexican Udibonos, Index Linked,			
4.50%, 12/18/14	291,676[i]	MXN	2,414,771
5.00%, 6/16/16	746,898[i]	MXN	6,580,328
3.50%, 12/14/17	754,077[i]	MXN	6,488,704
4.00%, 6/13/19	518,895[i]	MXN	4,656,924
2.50%, 12/10/20	409,105[i]	MXN	3,351,457
			154,840,177
Philippines 1.3%			
Government of the Philippines,			
senior bond, 5.25%, 9/24/12	249,550,000	PHP	5,930,214
senior bond, 5.25%, 1/07/13	179,420,000	PHP	4,302,469
senior bond, 8.75%, 3/03/13	574,810,000	PHP	14,027,836
senior bond, 6.375%, 5/13/15	101,000,000	PHP	2,544,146
senior bond, 8.375%, 5/22/15	160,000,000	PHP	4,188,289
senior bond, 7.00%, 1/27/16	260,790,000	PHP	6,662,497
senior bond, 9.125%, 9/04/16	126,690,000	PHP	3,442,762
senior note, 6.25%, 1/27/14	346,200,000	PHP	8,575,873
			49,674,086
Poland 4.7%			
Government of Poland,			
5.25%, 4/25/13	61,305,000	PLN	18,621,183
5.00%, 10/24/13	48,230,000	PLN	14,694,817
5.75%, 4/25/14	37,110,000	PLN	11,490,751
5.50%, 4/25/15	15,990,000	PLN	4,999,016
6.25%, 10/24/15	17,800,000	PLN	5,702,854
Strip, 10/25/12	114,706,000	PLN	34,424,435
Strip, 1/25/13	131,730,000	PLN	39,129,817
Strip, 7/25/13	97,855,000	PLN	28,500,560

22 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)			
Poland (continued)			
Government of Poland, (continued)			
Strip, 1/25/14	88,055,000	PLN	$ 25,132,891
Strip, 7/25/14	17,750,000	PLN	4,969,566
			187,665,890
Russia 0.3%			
Government of Russia, senior bond,			
[h]144A, 7.50%, 3/31/30	2,786,910		3,483,498
[k]Reg S, 7.50%, 3/31/30	6,749,925		8,437,069
			11,920,567
Serbia 1.3%			
[h]Government of Serbia, 144A, 7.25%, 9/28/21	29,790,000		30,255,469
Serbia Treasury Bonds, 10.00%,			
3/01/15	1,589,800,000	RSD	15,039,657
4/27/15	606,300,000	RSD	5,683,758
			50,978,884
Singapore 0.3%			
Government of Singapore, senior bond,			
2.50%, 10/01/12	6,550,000	SGD	5,262,754
1.625%, 4/01/13	7,900,000	SGD	6,387,791
			11,650,545
South Korea 10.5%			
Korea Monetary Stabilization Bond,			
senior bond, 3.76%, 6/02/13	6,606,610,000	KRW	5,867,371
senior bond, 3.90%, 8/02/13	47,482,110,000	KRW	42,292,401
senior bond, 3.59%, 10/02/13	13,942,370,000	KRW	12,401,179
senior bond, 3.48%, 12/02/13	4,316,170,000	KRW	3,838,937
senior bond, 3.47%, 2/02/14	7,819,740,000	KRW	6,960,709
senior bond, 3.59%, 4/02/14	30,322,270,000	KRW	27,058,654
senior note, 3.28%, 6/02/14	10,340,800,000	KRW	9,196,510
Korea Treasury Bond,			
senior bond, 4.25%, 12/10/12	80,849,000,000	KRW	71,567,454
senior bond, 3.75%, 6/10/13	77,136,000,000	KRW	68,501,913
senior bond, 3.00%, 12/10/13	147,969,910,000	KRW	130,825,436
senior bond, 3.50%, 6/10/14	8,900,000,000	KRW	7,947,551
senior note, 5.25%, 3/10/13	31,700,000,000	KRW	28,297,062
senior note, 5.75%, 9/10/13	590,000,000	KRW	535,386
			415,290,563
Sri Lanka 1.1%			
Government of Sri Lanka,			
A, 8.50%, 1/15/13	143,100,000	LKR	1,064,577
A, 13.50%, 2/01/13	64,600,000	LKR	489,006
A, 7.50%, 8/01/13	178,790,000	LKR	1,286,734
A, 7.00%, 3/01/14	1,010,180,000	LKR	6,971,101

Annual Report | 23

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)			
Sri Lanka (continued)			
Government of Sri Lanka, (continued)			
A, 11.25%, 7/15/14	154,200,000	LKR	$ 1,118,144
A, 11.75%, 3/15/15	611,300,000	LKR	4,421,610
A, 6.50%, 7/15/15	69,140,000	LKR	434,262
A, 11.00%, 8/01/15	148,900,000	LKR	1,049,133
A, 6.40%, 8/01/16	86,300,000	LKR	502,988
A, 5.80%, 1/15/17	394,700,000	LKR	2,191,401
B, 8.50%, 7/15/13	189,140,000	LKR	1,376,782
B, 11.75%, 4/01/14	16,670,000	LKR	122,522
B, 6.60%, 6/01/14	20,300,000	LKR	136,876
B, 11.00%, 9/01/15	333,600,000	LKR	2,346,465
B, 8.00%, 6/01/16	1,537,000,000	LKR	9,646,729
B, 6.40%, 10/01/16	885,200,000	LKR	5,121,889
B, 5.80%, 7/15/17	973,900,000	LKR	5,214,476
			43,494,695
[i]**Supranational 0.9%**			
European Bank for Reconstruction & Development, 2.25%, 7/22/13	184,000,000	SEK	27,932,019
International Bank for Reconstruction & Development, 2.25%, 11/08/13	64,000,000	SEK	9,788,642
			37,720,661
Sweden 4.2%			
Government of Sweden,			
5.50%, 10/08/12	731,625,000	SEK	110,922,525
1.50%, 8/30/13	199,535,000	SEK	30,330,525
Kommuninvest I Sverige AB, senior note, 1.75%, 10/08/12	172,980,000	SEK	26,146,166
			167,399,216
Ukraine 2.0%			
[h]Government of Ukraine,			
144A, 9.25%, 7/24/17	11,940,000		12,089,250
144A, 7.75%, 9/23/20	49,715,000		46,856,387
senior bond, 144A, 6.58%, 11/21/16	9,395,000		8,690,845
senior note, 144A, 6.25%, 6/17/16	3,000,000		2,776,875
senior note, 144A, 7.95%, 2/23/21	11,368,000		10,766,974
			81,180,331
Uruguay 3.2%			
[g]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	1,631,960,479	UYU	89,684,549
Uruguay Notas del Tesoro,			
10.50%, 3/21/15	191,860,000	UYU	9,032,288
[g]Index Linked, 2.25%, 8/23/17	42,447,279	UYU	1,973,321
[g]Index Linked, 4.00%, 6/10/20	176,463,810	UYU	9,185,168
[g]Index Linked, 4.00%, 5/25/25	347,966,790	UYU	18,192,616
			128,067,942
Venezuela 0.0%[†]			
Government of Venezuela, 10.75%, 9/19/13	1,440,000		1,491,516

24 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Foreign Government and Agency Securities (continued)		
Vietnam 0.1%		
Government of Vietnam,		
[h]144A, 6.75%, 1/29/20	2,790,000	$ 3,053,306
[k]Reg S, 6.875%, 1/15/16	100,000	107,434
		3,160,740
Total Foreign Government and Agency Securities (Cost $2,526,962,911)		2,510,614,050
Quasi-Sovereign and Corporate Bonds 15.3%		
Australia 0.2%		
[h]FMG Resources August 2006 Pty. Ltd., senior note, 144A,		
7.00%, 11/01/15	400,000	392,750
6.00%, 4/01/17	1,000,000	948,750
6.875%, 2/01/18	4,600,000	4,398,750
8.25%, 11/01/19	600,000	600,000
		6,340,250
Brazil 0.0%[†]		
[h]Centrais Eletricas Brasileiras SA, senior note, 144A, 6.875%, 7/30/19	280,000	333,900
Canada 0.2%		
[h]Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	3,100,000	3,200,750
Novelis Inc., senior note,		
8.375%, 12/15/17	1,000,000	1,110,000
8.75%, 12/15/20	3,000,000	3,367,500
		7,678,250
France 0.1%		
Compagnie Generale de Geophysique-Veritas, senior note,		
9.50%, 5/15/16	50,000	54,750
7.75%, 5/15/17	2,850,000	2,980,031
6.50%, 6/01/21	2,200,000	2,301,750
		5,336,531
Germany 0.1%		
[h]Kinove German Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	1,440,000 EUR	1,980,375
Italy 0.1%		
[h]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	4,000,000	3,680,000
[h,m]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	135,906 EUR	121,211
		3,801,211
Jamaica 0.1%		
[h]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	3,200,000	3,256,000

Annual Report | 25

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)			
Japan 0.0%[†]			
[h]eAccess Ltd., senior note, 144A,			
8.25%, 4/01/18	1,300,000		$ 1,196,000
8.375%, 4/01/18	500,000	EUR	567,718
			1,763,718
Kazakhstan 0.7%			
[h]Halyk Savings Bank of Kazakhstan JSC, senior note, 144A, 7.25%, 1/28/21	23,770,000		24,483,100
HSBK (Europe) BV, senior note,			
[h]144A, 7.25%, 5/03/17	200,000		208,097
[k]Reg S, 7.25%, 5/03/17	100,000		104,049
[h]KazMunayGas National Co., senior note, 144A, 11.75%, 1/23/15	1,300,000		1,570,270
			26,365,516
Luxembourg 0.4%			
ArcelorMittal, senior note, 5.75%, 3/01/21	200,000		191,591
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	4,700,000		4,820,437
Intelsat Jackson Holdings SA, senior note,			
11.25%, 6/15/16	115,000		121,469
8.50%, 11/01/19	2,200,000		2,448,875
7.25%, 10/15/20	2,000,000		2,165,000
7.50%, 4/01/21	3,600,000		3,924,000
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	200,000		210,750
			13,882,122
Mexico 0.2%			
[h]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	7,800,000		7,780,500
Netherlands 0.2%			
[h]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	3,000,000		2,960,625
[h]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	1,100,000	EUR	1,448,442
[h]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	500,000		532,500
Ziggo Bond Co.,			
[h]senior bond, 144A, 8.00%, 5/15/18	1,000,000	EUR	1,387,055
[k]senior secured note, Reg S, 8.00%, 5/15/18	100,000	EUR	138,705
			6,467,327
Russia 1.7%			
[h,n]Alfa Bond Issuance PLC, (Alfa Bank OJSC), loan participation,			
secured note, 144A, 7.875%, 9/25/17	10,740,000		11,464,950
senior note, 144A, 7.75%, 4/28/21	29,610,000		30,609,337
[h]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	500,000		318,125
[n]Gaz Capital SA, (OJSC Gazprom), loan participation,			
[h]senior bond, 144A, 6.51%, 3/07/22	2,860,000		3,372,112
[k]senior bond, Reg S, 6.51%, 3/07/22	170,000		200,348
[h]senior note, 144A, 5.092%, 11/29/15	8,760,000		9,380,339
LUKOIL International Finance BV,			
[h,n](OAO LUKOIL), loan participation, senior note, 144A, 6.125%, 11/09/20	6,180,000		6,928,120

26 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)			
Russia (continued)			
LUKOIL International Finance BV, (continued)			
[h]144A, 6.656%, 6/07/22	430,000		$ 503,874
[k]Reg S, 6.656%, 6/07/22	2,400,000		2,820,804
TNK-BP Finance SA,			
[h]senior bond, 144A, 7.25%, 2/02/20	590,000		702,336
[k]senior note, Reg S, 7.875%, 3/13/18	420,000		503,372
[h,n]VTB Capital SA, (VTB Bank), loan participation, senior bond, 144A, 6.25%, 6/30/35	610,000		649,193
			67,452,910
South Africa 0.8%			
[a,h]Edcon Holdings Pty. Ltd., secured note, 144A, FRN, 6.162%, 6/15/15	8,005,000	EUR	8,411,677
Edcon Pty. Ltd., senior secured note,			
[h]144A, 9.50%, 3/01/18	13,350,000		12,607,406
[h]144A, 9.50%, 3/01/18	7,916,000	EUR	9,330,450
[a,h]144A, FRN, 3.912%, 6/15/14	2,000,000	EUR	2,318,842
[k]Reg S, 9.50%, 3/01/18	100,000	EUR	117,868
			32,786,243
Spain 0.3%			
[h]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	5,000,000		4,380,625
Abengoa SA, senior note, 8.50%, 3/31/16	500,000	EUR	598,701
Campofrio Food Group SA, senior note,			
[h]144A, 8.25%, 10/31/16	1,500,000	EUR	1,887,150
[k]Reg S, 8.25%, 10/31/16	400,000	EUR	503,240
Grifols Inc., senior note, 8.25%, 2/01/18	2,500,000		2,762,500
[h]Nara Cable Funding Ltd., senior note, 144A, 8.875%, 12/01/18	3,000,000		2,737,500
			12,869,716
Trinidad and Tobago 0.0%[†]			
Petro Co. of Trinidad and Tobago Ltd., senior note,			
[h]144A, 9.75%, 8/14/19	450,000		577,125
[k]Reg S, 9.75%, 8/14/19	150,000		192,375
			769,500
Ukraine 1.1%			
[h,n]Credit Suisse First Boston International, (City of Kyiv), loan participation, secured note, 144A, 8.25%, 11/26/12	16,500,000		16,479,375
[h]Financing of Infrastructure Projects State Enterprise, 144A,			
8.375%, 11/03/17	18,260,000		16,091,625
7.40%, 4/20/18	15,100,000		12,542,438
			45,113,438
United Arab Emirates 0.3%			
DP World Ltd.,			
[h]144A, 6.85%, 7/02/37	130,000		139,326
[k]Reg S, 6.85%, 7/02/37	1,500,000		1,607,602
[h]Dubai Electricity & Water Authority, senior note, 144A, 7.375%, 10/21/20	9,300,000		10,542,294
			12,289,222

Annual Report | 27

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)			
United Kingdom 0.7%			
[h]Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	2,000,000	EUR	$ 2,660,881
[h]CEVA Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	700,000		728,000
8.375%, 12/01/17	1,900,000		1,870,313
11.50%, 4/01/18	2,200,000		1,991,000
[h]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	3,419,000		3,436,095
[h]Gala Group Finance Ltd., senior secured bond, 144A, 8.875%, 9/01/18	2,000,000	GBP	2,992,085
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	300,000		356,082
[h]Ineos Finance PLC, senior secured note, 144A, 9.25%, 5/15/15	100,000	EUR	135,378
[h]Ineos Group Holdings Ltd.,			
senior note, 144A, 7.875%, 2/15/16	2,000,000	EUR	2,251,999
senior secured note, 144A, 8.50%, 2/15/16	2,500,000		2,368,750
Kerling PLC, senior secured note,			
[h]144A, 10.625%, 1/28/17	1,000,000	EUR	1,124,823
[k]Reg S, 10.625%, 2/01/17	1,200,000	EUR	1,349,788
[h]Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	1,400,000	GBP	2,060,208
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	2,800,000	EUR	3,436,815
			26,762,217
United States 8.0%			
[h]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	4,000,000		4,400,000
Advanced Micro Devices Inc., senior note,			
8.125%, 12/15/17	400,000		422,000
7.75%, 8/01/20	1,500,000		1,537,500
Ally Financial Inc., senior note,			
8.30%, 2/12/15	700,000		778,750
7.50%, 9/15/20	2,000,000		2,297,500
Alpha Natural Resources Inc., senior note,			
6.00%, 6/01/19	1,000,000		905,000
6.25%, 6/01/21	3,000,000		2,700,000
Antero Resources Finance Corp., senior note,			
9.375%, 12/01/17	2,600,000		2,879,500
7.25%, 8/01/19	1,400,000		1,501,500
Arch Coal Inc., senior note,			
7.00%, 6/15/19	500,000		455,000
7.25%, 6/15/21	3,500,000		3,176,250
[o]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	1,000,000		1,086,810
[h]Caesars Operating Escrow LLC/Corp., secured note, 144A, 9.00%, 2/15/20	400,000		400,000
[h]Calpine Corp., senior secured note, 144A,			
7.25%, 10/15/17	400,000		430,000
7.875%, 7/31/20	400,000		452,000
7.50%, 2/15/21	2,900,000		3,233,500
7.875%, 1/15/23	3,100,000		3,518,500
[h]Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	700,000	EUR	987,451
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	536,669		588,994
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,			
7.25%, 10/30/17	400,000		440,000
8.125%, 4/30/20	5,000,000		5,650,000

28 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Quasi-Sovereign and Corporate Bonds (continued)		
United States (continued)		
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	6,700,000	$ 7,370,000
Chaparral Energy Inc., senior note,		
9.875%, 10/01/20	600,000	684,000
8.25%, 9/01/21	4,400,000	4,818,000
Chesapeake Energy Corp., senior note, 6.625%, 8/15/20	6,500,000	6,711,250
CHS/Community Health Systems Inc.,		
secured note, 5.125%, 8/15/18	1,300,000	1,343,875
senior note, 8.00%, 11/15/19	2,100,000	2,275,875
senior note, 7.125%, 7/15/20	800,000	839,000
CIT Group Inc., senior note,		
5.375%, 5/15/20	1,700,000	1,771,188
5.00%, 8/15/22	1,700,000	1,717,413
[h] 144A, 7.00%, 5/02/17	2,188,292	2,193,216
[h] 144A, 6.625%, 4/01/18	600,000	656,250
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	6,400,000	5,520,000
Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%,		
3/15/20	1,500,000	1,462,500
3/15/20	200,000	192,000
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	2,800,000	3,059,000
[h] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	4,000,000	4,305,000
CONSOL Energy Inc., senior note,		
8.00%, 4/01/17	1,400,000	1,515,500
8.25%, 4/01/20	2,300,000	2,489,750
6.375%, 3/01/21	300,000	298,500
Cricket Communications Inc., senior note, 7.75%, 10/15/20	7,000,000	6,825,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	4,000,000	4,277,500
DaVita Inc., senior note, 5.75%, 8/15/22	1,600,000	1,672,000
Dean Foods Co., senior note, 9.75%, 12/15/18	600,000	672,750
Del Monte Corp., senior note, 7.625%, 2/15/19	5,000,000	5,018,750
DISH DBS Corp., senior note,		
7.75%, 5/31/15	1,800,000	2,016,000
7.125%, 2/01/16	2,150,000	2,375,750
[h] 144A, 5.875%, 7/15/22	1,800,000	1,822,500
El Paso Corp., senior note, 7.00%, 6/15/17	4,000,000	4,595,812
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	3,300,000	3,539,250
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	3,900,000	4,504,500
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	4,000,000	4,480,000
Euramax International Inc., senior secured note, 9.50%, 4/01/16	2,500,000	2,262,500
Exopack Holding Corp., senior note, 10.00%, 6/01/18	2,400,000	2,364,000
First Data Corp.,		
senior bond, 12.625%, 1/15/21	500,000	508,750
[h] senior secured bond, 144A, 8.25%, 1/15/21	5,000,000	4,981,250
Ford Motor Credit Co. LLC, senior note,		
6.625%, 8/15/17	2,900,000	3,337,781
5.00%, 5/15/18	500,000	539,472
8.125%, 1/15/20	1,000,000	1,242,547
Freescale Semiconductor Inc.,		
senior note, 8.875%, 12/15/14	354,000	362,850
senior note, 8.05%, 2/01/20	4,700,000	4,641,250

Annual Report | 29

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Quasi-Sovereign and Corporate Bonds (continued)		
United States (continued)		
Freescale Semiconductor Inc., (continued)		
senior note, 10.75%, 8/01/20	2,374,000	$ 2,552,050
[h]senior secured note, 144A, 9.25%, 4/15/18	1,000,000	1,087,500
Frontier Communications Corp., senior note,		
8.25%, 4/15/17	100,000	112,000
8.50%, 4/15/20	3,400,000	3,808,000
8.75%, 4/15/22	1,500,000	1,680,000
GMAC Inc., sub. note, 8.00%, 12/31/18	3,300,000	3,720,750
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	200,000	220,000
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	6,600,000	7,144,500
HCA Inc.,		
senior note, 7.50%, 2/15/22	2,300,000	2,570,250
senior secured note, 7.875%, 2/15/20	100,000	112,125
senior secured note, 5.875%, 3/15/22	5,100,000	5,450,625
[h]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	500,000	537,500
[h]Hologic Inc., senior note, 144A, 6.25%, 8/01/20	1,000,000	1,063,750
Interactive Data Corp., senior note, 10.25%, 8/01/18	2,300,000	2,600,840
International Lease Finance Corp.,		
senior note, 8.25%, 12/15/20	2,700,000	3,170,580
[h]senior secured note, 144A, 6.75%, 9/01/16	1,100,000	1,232,000
Jarden Corp.,		
senior note, 6.125%, 11/15/22	2,550,000	2,754,000
senior sub. note, 7.50%, 5/01/17	600,000	686,250
JBS USA LLC/Finance Inc., senior note,		
11.625%, 5/01/14	1,100,000	1,243,000
[h]144A, 8.25%, 2/01/20	2,900,000	2,784,000
[h]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	2,500,000	2,678,958
Linn Energy LLC/Finance Corp., senior note,		
8.625%, 4/15/20	1,300,000	1,410,500
7.75%, 2/01/21	2,700,000	2,828,250
[h]144A, 6.25%, 11/01/19	1,200,000	1,186,500
[h]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	2,200,000	2,310,000
The Manitowoc Co. Inc., senior note,		
9.50%, 2/15/18	600,000	670,500
8.50%, 11/01/20	4,100,000	4,561,250
Media General Inc., senior secured note, 11.75%, 2/15/17	500,000	565,000
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	2,600,000	2,808,000
MGM Resorts International, senior note,		
6.875%, 4/01/16	800,000	824,000
7.50%, 6/01/16	2,900,000	3,041,375
[h]144A, 8.625%, 2/01/19	700,000	749,000
Michaels Stores Inc., senior note, 7.75%, 11/01/18	5,700,000	6,099,000
Navistar International Corp., senior note, 8.25%, 11/01/21	600,000	574,500
[p]NewPage Corp., senior secured note, 11.375%, 12/31/14	1,800,000	1,228,500
Offshore Group Investment Ltd., senior secured note, first lien,		
11.50%, 8/01/15	1,600,000	1,776,000
[h]144A, 11.50%, 8/01/15	1,400,000	1,554,000
[h]PBF Holding Co. LLC, senior secured note, 144A, 8.25%, 2/15/20	2,600,000	2,730,000

30 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*	Value
Quasi-Sovereign and Corporate Bonds (continued)		
United States (continued)		
[h]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	3,000,000	$ 3,352,500
Pinnacle Entertainment Inc.,		
senior note, 8.625%, 8/01/17	100,000	109,750
senior sub. note, 8.75%, 5/15/20	2,050,000	2,260,125
senior sub. note, 7.75%, 4/01/22	1,300,000	1,404,000
Pinnacle Foods Finance LLC/Corp., senior note,		
9.25%, 4/01/15	1,300,000	1,340,625
8.25%, 9/01/17	3,300,000	3,514,500
Plains Exploration & Production Co., senior note,		
7.625%, 6/01/18	1,700,000	1,836,000
6.125%, 6/15/19	900,000	954,000
6.625%, 5/01/21	2,500,000	2,687,500
Quicksilver Resources Inc., senior note,		
8.25%, 8/01/15	1,600,000	1,524,000
11.75%, 1/01/16	800,000	788,000
9.125%, 8/15/19	2,500,000	2,237,500
Regions Bank, sub. note, 7.50%, 5/15/18	2,000,000	2,335,000
Reynolds Group Issuer Inc./LLC/SA,		
senior note, 8.50%, 5/15/18	3,950,000	4,019,125
senior note, 9.00%, 4/15/19	2,550,000	2,604,188
senior secured note, 7.125%, 4/15/19	500,000	541,250
Rite Aid Corp., senior secured note,		
9.75%, 6/12/16	1,100,000	1,212,750
8.00%, 8/15/20	1,900,000	2,147,000
[h]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	3,500,000	3,609,375
SandRidge Energy Inc., senior note,		
9.875%, 5/15/16	300,000	330,750
7.50%, 3/15/21	2,000,000	2,035,000
[h]144A, 8.00%, 6/01/18	4,600,000	4,818,500
[h]Sealed Air Corp., senior note, 144A,		
8.125%, 9/15/19	800,000	894,000
8.375%, 9/15/21	800,000	904,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	1,200,000	1,341,000
[h]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	1,500,000	1,233,750
Smithfield Foods Inc., senior bond, 6.625%, 8/15/22	700,000	718,375
[h]Sprint Nextel Corp., senior note, 144A,		
9.00%, 11/15/18	6,000,000	7,095,000
7.00%, 3/01/20	400,000	439,000
Sterling International Inc., senior note, 11.00%, 10/01/19	900,000	920,250
SunGard Data Systems Inc., senior note, 7.625%, 11/15/20	900,000	969,750
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note,		
B, 15.00%, 4/01/21	465,000	174,956
[h]144A, 11.50%, 10/01/20	4,600,000	3,726,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	7,500,000	8,062,500
[h]Univision Communications Inc., senior secured note, 144A,		
6.875%, 5/15/19	1,500,000	1,556,250
7.875%, 11/01/20	2,500,000	2,693,750

Annual Report | 31

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)			
United States (continued)			
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	102,000		$ 72,675
Visant Corp., senior note, 10.00%, 10/01/17	6,500,000		6,467,500
West Corp., senior note, 7.875%, 1/15/19	3,300,000		3,283,500
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	900,000		990,000
			318,431,531
Venezuela 0.1%			
Petroleos de Venezuela SA, senior sub. bond, 4.90%, 10/28/14	5,790,000		5,207,323
Total Quasi-Sovereign and Corporate Bonds (Cost $587,904,394)			606,667,800
[q]**Credit-Linked Notes 1.1%**			
Ukraine 1.1%			
[e,h]Citigroup Funding Inc., (Export/Import Bank of Ukraine), 144A, FRN, 5.50%, 9/01/15	17,978,800	UAH	1,797,394
[h]ING Americas Issuance BV,			
(Export/Import Bank of Ukraine), 144A, 10.85%, 11/26/12	199,600,000	UAH	23,987,110
(Export/Import Bank of Ukraine), 144A, 12.25%, 4/16/13	41,700,000	UAH	4,848,013
(Government of Ukraine), 144A, 5.50%, 8/25/15	34,129,200	UAH	3,411,996
(Government of Ukraine), 144A, 5.50%, 8/24/15	95,781,000	UAH	9,573,976
Total Credit-Linked Notes (Cost $47,629,593)			43,618,489
[a,r]**Senior Floating Rate Interests 0.2%**			
Luxembourg 0.0%[†]			
August Luxuk Holding Co., Lux Second Lien, 10.50%, 4/27/19	126,570		127,520
Netherlands 0.0%[†]			
AVG Technologies NV, Term Loan, 7.50%, 3/15/16	232,487		229,290
United Kingdom 0.0%[†]			
Navistar Inc., Tranche B Term Loan, 7.00%, 8/17/17	75,600		76,166
United States 0.2%			
Asurion LLC, Second Lien Term Loan, 9.00%, 5/24/19	185,632		192,453
Atlantic Broadband Finance LLC, Second Lien Term Loan, 9.75%, 10/04/19	222,000		232,545
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	97,448		98,179
BJ's Wholesale Club Inc., Second Lien Term Loan, 10.00%, 3/30/19	589,926		606,517
Brock Holdings III Inc., Second Lien Term Loan, 10.00%, 3/16/18	126,731		126,097
Clear Channel Communications Inc.,			
Tranche A Term Loan, 3.632%, 5/13/14	213,200		200,781
Tranche B Term Loan, 3.882%, 1/29/16	554,816		432,315
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	590,000		595,900
Evergreen International Aviation Inc., Term Loan, 11.50%, 6/30/15	120,982		113,723
Hubbard Radio LLC, Second Lien Term Loan, 8.75%, 4/29/18	165,233		167,712
Patriot Coal Corp., DIP Term Loan, 9.25%, 10/03/13	139,928		142,377
Potters Holdings II LP, Second Lien Term Loan, 10.25%, 11/06/17	26,894		27,179
Road Infrastructure Investment LLC, Second Lien Term Loan, 10.25%, 9/30/18	761,188		755,479
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	323,485		321,997
[b,c,m]Sleep Innovations Inc., Term Loan, PIK, 11.50%, 3/05/15	107,434		107,434

32 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund	Principal Amount*		Value
[a,r] **Senior Floating Rate Interests (continued)**			
United States (continued)			
Univision Communications Inc., Extended First Lien Term Loan, 4.482%, 3/31/17	691,650		$ 670,654
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	201,821		201,569
			4,992,911
Total Senior Floating Rate Interests (Cost $5,361,683)			5,425,887
Municipal Bonds 0.1%			
United States and U.S. Territories 0.1%			
California State GO, Build America Bonds, Various Purpose, 7.625%, 3/01/40	2,150,000		2,894,007
Illinois State GO, 4.421%, 1/01/15	940,000		1,001,673
[h] New York City IDA Rental Revenue, Yankee Stadium Project, 144A, 11.00%, 3/01/29	300,000		414,357
Poway USD, GO, Election of 2008, ID No. 2007-1, Series A, zero cpn.,			
8/01/27	10,000		5,266
8/01/30	10,000		4,485
8/01/32	10,000		3,967
8/01/33	5,000		1,867
Total Municipal Bonds (Cost $3,454,969)			4,325,622
Total Investments before Short Term Investments (Cost $3,172,611,242)			3,172,129,667
Short Term Investments 16.8%			
Foreign Government and Agency Securities 9.3%			
Australia 0.9%			
[s] Australia Treasury Bills, 9/07/12 - 10/26/12	34,865,000	AUD	35,875,125
Malaysia 4.2%			
[i,s] Bank of Negara Monetary Note, 9/20/12 - 8/27/13	523,591,000	MYR	164,822,716
[s] Malaysia Treasury Bills, 1/25/13 - 5/31/13	2,990,000	MYR	942,285
			165,765,001
Norway 0.5%			
[s] Norway Treasury Bill, 3/20/13	124,830,000	NOK	21,376,532
Philippines 1.0%			
[s] Philippine Treasury Bills, 9/05/12 - 8/22/13	1,694,930,000	PHP	39,969,399
Serbia 0.1%			
Serbia Treasury Bill, Strip, 12/12/13	341,000,000	RSD	3,050,725
Singapore 0.3%			
[s] Singapore Treasury Bills, 10/11/12 - 5/02/13	15,432,000	SGD	12,368,455
South Korea 0.7%			
Korea Monetary Stabilization Bond,			
senior bond, 3.43%, 2/09/13	1,885,000,000	KRW	1,666,602
senior bond, 3.38%, 5/09/13	10,055,260,000	KRW	8,902,053
senior note, 3.83%, 4/02/13	6,284,620,000	KRW	5,574,978

Annual Report | 33

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2012, the aggregate value of these securities was $177,125, representing less than 0.01% of net assets.
cAt August 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSecurity is linked to the Argentine GDP and does not pay principal over the life of the security or at expiration. The holder is entitled to receive only variable payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or “notional” value of this GDP linked security.
eThe coupon rate shown represents the rate at period end.
fPrincipal amount is stated in 1,000 Brazilian Real Units.
gRedemption price at maturity is adjusted for inflation. See Note 1(j).
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31,
2012, the aggregate value of these securities was $627,103,466, representing 15.79% of net assets.
iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
jPrincipal amount is stated in 100 Mexican Peso Units.
kSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a

34 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

[m]Income may be received in additional securities and/or cash.

[n]See Note 1(f) regarding loan participation notes.

[o]Perpetual security with no stated maturity date.

[p]See Note 8 regarding defaulted securities.

[q]See Note 1(g) regarding credit-linked notes.

[r]See Note 1(h) regarding senior floating rate interests.

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBK	Sell	1,432,000	25,699	9/04/12	$ —	$ (69)
Indian Rupee	DBAB	Sell	1,239,000	22,236	9/04/12	—	(60)
Indian Rupee	DBAB	Buy	1,239,000	21,683	9/04/12	612	—
Indian Rupee	HSBK	Buy	1,432,000	24,864	9/04/12	904	—
Mexican Peso	HSBK	Buy	18,052,900	1,403,857	9/04/12	—	(37,507)
Mexican Peso	HSBK	Sell	18,052,900	1,346,227	9/04/12	—	(20,123)
South Korean Won	JPHQ	Buy	10,406,210,000	9,622,905	9/04/12	—	(446,920)
South Korean Won	JPHQ	Sell	10,406,210,000	9,173,316	9/04/12	—	(2,669)
Indian Rupee	DBAB	Buy	8,122,000	171,137	9/06/12	—	(25,044)
Indian Rupee	DBAB	Sell	8,122,000	145,686	9/06/12	—	(289)
Polish Zloty	DBAB	Buy	10,258,669	2,405,315 EUR	9/06/12	67,270	—
Indian Rupee	DBAB	Buy	913,000	16,127	9/07/12	292	—
Indian Rupee	HSBK	Buy	244,000	4,314	9/10/12	72	—
Mexican Peso	CITI	Buy	65,650,000	5,116,913	9/10/12	—	(151,066)
Mexican Peso	CITI	Buy	65,650,000	4,582,257	9/10/12	383,591	—
Polish Zloty	DBAB	Buy	14,078,000	3,280,056 EUR	9/10/12	116,213	—
Singapore Dollar	CSFB	Buy	9,308,905	7,472,231	9/10/12	—	(3,962)
Euro	DBAB	Sell	8,776,717	11,086,749	9/11/12	43,549	—
Indian Rupee	DBAB	Buy	247,000	4,395	9/11/12	43	—
Euro	BZWS	Sell	710,948	993,905	9/12/12	99,354	—
Polish Zloty	DBAB	Buy	8,360,000	1,937,428 EUR	9/12/12	81,414	—
Euro	DBAB	Sell	4,720,000	6,458,423	9/13/12	519,420	—
Indian Rupee	HSBK	Buy	620,000	11,020	9/13/12	116	—
Euro	BZWS	Sell	557,014	761,898	9/14/12	61,020	—
Euro	DBAB	Sell	4,270,000	5,793,621	9/14/12	420,783	—
Euro	UBSW	Sell	1,034,213	1,417,596	9/17/12	116,232	—
Indonesian Rupiah	JPHQ	Buy	14,011,000,000	1,474,842	9/17/12	—	(8,942)
Singapore Dollar	BZWS	Buy	48,715,265	38,658,000	9/17/12	424,631	—
Indian Rupee	DBAB	Buy	619,000	10,889	9/18/12	217	—
Japanese Yen	BZWS	Sell	240,903,916	3,108,237	9/18/12	30,161	—
Australian Dollar	BZWS	Buy	35,491,585	36,510,193	9/19/12	80,870	—

Annual Report | 35

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	CITI	Buy	11,291,000	11,631,085	9/19/12	$ 9,694	$ —
Euro	BZWS	Sell	341,006	472,703	9/19/12	43,601	—
Indonesian Rupiah	JPHQ	Buy	18,317,000,000	1,966,398	9/19/12	—	(50,524)
Philippine Peso	HSBK	Buy	135,885,341	3,129,484	9/19/12	93,862	—
Polish Zloty	DBAB	Buy	4,100,000	885,434 EUR	9/19/12	120,260	—
Singapore Dollar	JPHQ	Buy	11,597,000	9,156,731	9/19/12	147,139	—
Indian Rupee	DBAB	Buy	563,000	9,944	9/20/12	154	—
Indonesian Rupiah	JPHQ	Buy	23,809,000,000	2,580,921	9/20/12	—	(90,961)
Australian Dollar	DBAB	Buy	5,887,499	6,091,795	9/21/12	—	(23,037)
Indonesian Rupiah	JPHQ	Buy	32,262,000,000	3,441,280	9/21/12	—	(67,776)
Indonesian Rupiah	HSBK	Buy	16,105,000,000	1,720,620	9/21/12	—	(36,586)
Euro	DBAB	Sell	5,141,000	7,025,367	9/24/12	555,924	—
Indonesian Rupiah	HSBK	Buy	10,873,000,000	1,139,489	9/24/12	—	(3,025)
Indonesian Rupiah	JPHQ	Buy	16,475,000,000	1,720,627	9/24/12	1,367	—
Philippine Peso	DBAB	Buy	16,206,000	364,221	9/24/12	20,139	—
Euro	DBAB	Sell	2,391,000	3,234,760	9/26/12	225,862	—
Indian Rupee	DBAB	Buy	25,605,000	505,423	9/26/12	—	(46,767)
Indonesian Rupiah	JPHQ	Buy	11,674,000,000	1,188,193	9/26/12	31,648	—
Indonesian Rupiah	DBAB	Buy	17,417,000,000	1,782,246	9/26/12	37,693	—
Malaysian Ringgit	DBAB	Buy	2,927,000	917,167	9/26/12	17,860	—
Malaysian Ringgit	HSBK	Buy	10,963,000	3,439,912	9/26/12	62,204	—
South Korean Won	HSBK	Buy	3,301,000,000	2,795,184	9/26/12	111,624	—
Euro	DBAB	Sell	641,100	867,729	9/27/12	60,943	—
Indian Rupee	DBAB	Buy	31,755,000	616,925	9/27/12	—	(48,224)
Hungary Forint	DBAB	Buy	967,100,000	4,410,314	9/28/12	—	(145,848)
Indian Rupee	JPHQ	Buy	29,309,000	575,928	9/28/12	—	(51,142)
Indian Rupee	DBAB	Buy	25,543,000	502,049	9/28/12	—	(44,694)
Indian Rupee	DBAB	Buy	2,399,992,000	41,140,487	9/28/12	1,832,130	—
Japanese Yen	JPHQ	Sell	14,763,000	194,506	9/28/12	5,862	—
Philippine Peso	HSBK	Buy	65,100,000	1,489,225	9/28/12	54,555	—
Swedish Krona	DBAB	Buy	23,918,125	2,567,280 EUR	9/28/12	376,767	—
Indian Rupee	DBAB	Buy	136,067,550	2,344,396	10/03/12	89,370	—
Malaysian Ringgit	DBAB	Buy	19,420,800	6,015,425	10/03/12	185,371	—
Philippine Peso	HSBK	Buy	52,100,000	1,186,923	10/03/12	48,357	—
Euro	DBAB	Sell	139,240	187,431	10/04/12	12,191	—
Philippine Peso	DBAB	Buy	36,272,000	832,882	10/04/12	27,089	—
Philippine Peso	HSBK	Buy	29,096,000	660,058	10/04/12	29,777	—
Euro	UBSW	Sell	1,950,000	2,598,424	10/05/12	144,233	—
Euro	DBAB	Sell	2,580,000	3,426,240	10/05/12	179,157	—
Indian Rupee	DBAB	Buy	30,628,125	599,681	10/05/12	—	(52,086)
Indian Rupee	JPHQ	Buy	20,335,000	398,694	10/05/12	—	(35,128)
Philippine Peso	DBAB	Buy	43,367,000	995,798	10/05/12	32,349	—
Philippine Peso	HSBK	Buy	43,378,000	977,841	10/05/12	50,567	—
Euro	UBSW	Sell	645,000	856,947	10/09/12	45,134	—
Euro	DBAB	Sell	32,410,000	42,809,397	10/09/12	2,017,352	—

36 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	55,085,000	985,068	10/09/12	$ —	$ (1,051)
Philippine Peso	DBAB	Buy	35,600,000	817,921	10/09/12	25,962	—
Philippine Peso	JPHQ	Buy	11,457,000	262,655	10/09/12	8,929	—
Euro	UBSW	Sell	643,000	861,620	10/11/12	52,303	—
Mexican Peso	DBAB	Buy	814,798,000	61,658,456	10/11/12	—	(211,300)
Philippine Peso	DBAB	Buy	28,487,000	654,422	10/11/12	20,800	—
Philippine Peso	JPHQ	Buy	14,213,000	325,837	10/11/12	11,052	—
Philippine Peso	HSBK	Buy	42,791,000	983,905	10/11/12	30,363	—
Philippine Peso	DBAB	Buy	8,482,000	194,318	10/12/12	6,722	—
Philippine Peso	JPHQ	Buy	9,679,000	223,792	10/12/12	5,619	—
Euro	DBAB	Sell	10,678,448	14,719,172	10/15/12	1,277,952	—
Philippine Peso	JPHQ	Buy	51,957,000	1,191,790	10/15/12	39,557	—
Philippine Peso	HSBK	Buy	14,145,000	324,166	10/15/12	11,061	—
Chilean Peso	MSCO	Buy	3,165,540,000	6,122,901	10/17/12	420,614	—
Euro	HSBK	Sell	512,000	703,122	10/17/12	58,638	—
Philippine Peso	HSBK	Buy	145,000,000	3,331,648	10/17/12	104,505	—
Norwegian Krone	BZWS	Buy	45,987,000	5,837,025 EUR	10/18/12	574,214	—
Swedish Krona	BZWS	Buy	87,396,350	9,440,090 EUR	10/18/12	1,288,647	—
Indian Rupee	JPHQ	Buy	1,780,000	31,851	10/19/12	—	(121)
Philippine Peso	DBAB	Buy	3,748,000	85,826	10/19/12	2,987	—
Philippine Peso	HSBK	Buy	15,125,000	350,757	10/19/12	7,643	—
Philippine Peso	DBAB	Buy	14,983,000	343,175	10/22/12	11,822	—
Philippine Peso	JPHQ	Buy	7,523,000	173,221	10/22/12	5,023	—
Euro	BZWS	Sell	1,165,345	1,601,301	10/24/12	134,280	—
Euro	BZWS	Sell	8,880,588	12,320,928	10/25/12	1,141,253	—
Euro	BZWS	Sell	1,066,000	1,476,186	10/26/12	134,193	—
Euro	CITI	Sell	3,469,716	4,830,435	10/26/12	462,390	—
Norwegian Krone	BZWS	Buy	8,949,000	1,144,549 EUR	10/26/12	100,167	—
Chilean Peso	BZWS	Buy	1,124,481,000	2,155,004	10/29/12	165,535	—
Chilean Peso	DBAB	Buy	2,211,366,000	4,238,363	10/29/12	325,130	—
Euro	UBSW	Sell	4,280,000	5,957,760	10/29/12	569,433	—
Euro	DBAB	Sell	2,310,730	3,205,260	10/29/12	296,155	—
Indian Rupee	HSBK	Buy	20,938,000	405,976	10/29/12	—	(33,533)
Indian Rupee	DBAB	Buy	20,458,000	396,055	10/29/12	—	(32,150)
Norwegian Krone	BZWS	Buy	54,931,000	7,029,818 EUR	10/29/12	607,902	—
Philippine Peso	JPHQ	Buy	8,108,000	188,379	10/29/12	3,677	—
Philippine Peso	MSCO	Buy	15,700,000	363,426	10/29/12	8,463	—
Swedish Krona	BZWS	Buy	87,076,300	9,429,965 EUR	10/29/12	1,245,774	—
Euro	DBAB	Sell	6,545,701	9,228,195	10/31/12	987,237	—
Indian Rupee	DBAB	Buy	43,204,000	839,894	10/31/12	—	(71,691)
Indian Rupee	HSBK	Buy	31,191,000	606,239	10/31/12	—	(51,637)
Indian Rupee	JPHQ	Buy	44,200,000	784,620	10/31/12	1,293	—
Japanese Yen	CITI	Sell	619,900,000	8,008,734	11/01/12	84,977	—
Euro	DBAB	Sell	739,956	1,029,234	11/02/12	97,615	—
Japanese Yen	UBSW	Sell	1,239,900,000	16,006,971	11/02/12	158,028	—

Annual Report | 37

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	619,000,000	7,999,225	11/02/12	$ 86,896	$ —
Norwegian Krone	DBAB	Buy	18,700,000	2,442,274 EUR	11/02/12	144,449	—
Norwegian Krone	MSCO	Buy	8,300,000	1,083,282 EUR	11/02/12	65,022	—
Euro	DBAB	Sell	519,000	716,339	11/05/12	62,882	—
Euro	BZWS	Sell	2,833,959	3,906,896	11/05/12	338,744	—
Norwegian Krone	MSCO	Buy	67,400,000	8,838,185 EUR	11/05/12	474,180	—
Norwegian Krone	DBAB	Buy	7,100,000	930,989 EUR	11/05/12	49,997	—
Euro	DBAB	Sell	398,000	548,364	11/07/12	47,242	—
Euro	BZWS	Sell	8,837,922	12,153,468	11/08/12	1,025,475	—
Japanese Yen	CITI	Sell	207,713,767	2,681,527	11/08/12	26,286	—
Norwegian Krone	UBSW	Buy	35,137,100	4,458,457 EUR	11/08/12	434,031	—
Japanese Yen	BZWS	Sell	204,044,000	2,645,113	11/13/12	36,658	—
Euro	MSCO	Sell	13,265,654	16,283,510	11/14/12	—	(420,825)
Japanese Yen	BZWS	Sell	266,734,000	3,459,585	11/14/12	49,681	—
Japanese Yen	UBSW	Sell	206,868,600	2,686,431	11/14/12	41,841	—
Japanese Yen	MSCO	Sell	13,000,000	166,262	11/14/12	71	—
Philippine Peso	DBAB	Buy	85,200,000	1,970,398	11/14/12	46,624	—
Australian Dollar	CITI	Buy	3,334,258	3,300,449	11/15/12	118,953	—
Euro	BZWS	Sell	10,012,106	13,660,017	11/15/12	1,052,440	—
Indian Rupee	DBAB	Buy	874,156,000	16,600,000	11/15/12	—	(1,099,498)
Chilean Peso	CITI	Buy	25,880,400,000	49,770,000	11/16/12	3,504,598	—
Chilean Peso	MSCO	Buy	25,848,659,400	49,730,000	11/16/12	3,479,260	—
Indian Rupee	JPHQ	Buy	36,649,700	650,533	11/16/12	—	(780)
Japanese Yen	DBAB	Sell	98,350,000	1,287,927	11/16/12	30,606	—
Swedish Krona	BZWS	Buy	328,300,000	35,537,995 EUR	11/16/12	4,676,005	—
Australian Dollar	JPHQ	Buy	3,334,000	3,272,988	11/19/12	144,985	—
Australian Dollar	CITI	Buy	6,667,000	6,535,327	11/19/12	299,594	—
Chilean Peso	MSCO	Buy	4,234,440,000	8,065,600	11/19/12	647,329	—
Euro	UBSW	Sell	8,678,696	11,793,480	11/19/12	864,409	—
Euro	BZWS	Sell	2,802,999	3,842,491	11/19/12	312,678	—
Euro	DBAB	Sell	7,090,000	9,616,167	11/19/12	687,739	—
Indian Rupee	DBAB	Buy	870,504,000	16,600,000	11/19/12	—	(1,175,560)
Indian Rupee	HSBK	Buy	34,619,025	612,038	11/19/12	1,375	—
Japanese Yen	JPHQ	Sell	49,112,000	642,785	11/19/12	14,912	—
Japanese Yen	HSBK	Sell	25,664,000	336,224	11/19/12	8,122	—
Japanese Yen	UBSW	Sell	39,232,000	514,518	11/19/12	12,956	—
Japanese Yen	BZWS	Sell	121,737,000	1,597,598	11/19/12	41,249	—
Malaysian Ringgit	JPHQ	Buy	35,805,300	11,163,689	11/19/12	232,075	—
Euro	DBAB	Sell	7,368,000	9,086,254	11/20/12	—	(192,380)
Euro	BZWS	Sell	9,766,310	13,252,883	11/21/12	953,861	—
Japanese Yen	BZWS	Sell	136,747,000	1,796,938	11/21/12	48,659	—
Euro	BZWS	Sell	3,472,968	4,713,859	11/23/12	340,128	—
Mexican Peso	HSBK	Buy	26,270,786	1,870,712	11/23/12	102,628	—
Indian Rupee	HSBK	Buy	399,645,000	7,078,311	11/26/12	—	(6,075)
Indian Rupee	DBAB	Buy	11,485,000	203,201	11/26/12	41	—

38 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	HSBK	Buy	7,970,400	2,527,798	11/26/12	$ 7,861	$ —
Indian Rupee	JPHQ	Buy	12,717,000	226,905	11/27/12	—	(1,902)
Indian Rupee	HSBK	Buy	12,806,000	228,330	11/27/12	—	(1,753)
Euro	DBAB	Sell	3,949,000	4,976,727	11/29/12	3,110	—
Euro	DBAB	Sell	3,621,000	4,856,340	11/30/12	295,763	—
Euro	UBSW	Sell	425,000	574,685	12/03/12	39,384	—
Euro	DBAB	Sell	7,610,000	10,242,299	12/03/12	657,254	—
Indian Rupee	HSBK	Buy	1,432,000	25,277	12/04/12	19	—
Indian Rupee	DBAB	Buy	1,239,000	21,869	12/04/12	18	—
Chilean Peso	DBAB	Buy	87,440,000	165,920	12/06/12	13,600	—
Chilean Peso	BOFA	Buy	166,450,000	313,968	12/06/12	27,765	—
Indian Rupee	DBAB	Buy	8,122,000	143,283	12/06/12	141	—
Euro	UBSW	Sell	3,227,500	4,029,857	12/07/12	—	(35,513)
Euro	HSBK	Sell	7,767	10,442	12/07/12	659	—
Indian Rupee	DBAB	Buy	60,684,000	1,132,116	12/07/12	—	(60,356)
Indian Rupee	JPHQ	Buy	46,700,000	872,045	12/07/12	—	(47,261)
Singapore Dollar	MSCO	Buy	5,055,000	3,942,750	12/07/12	113,118	—
Australian Dollar	DBAB	Buy	937,000	929,588	12/10/12	29,314	—
Euro	DBAB	Sell	183,617	246,323	12/10/12	15,028	—
Singapore Dollar	DBAB	Buy	9,810,000	7,667,657	12/10/12	203,513	—
Singapore Dollar	GSCO	Buy	5,725,000	4,506,455	12/11/12	87,093	—
Australian Dollar	BZWS	Buy	521,000	522,511	12/12/12	10,578	—
Euro	BZWS	Sell	455,000	612,749	12/12/12	39,589	—
Polish Zloty	BZWS	Buy	15,880,000	3,454,427 EUR	12/12/12	384,553	—
Singapore Dollar	DBAB	Buy	9,800,000	7,651,886	12/13/12	211,396	—
Swedish Krona	MSCO	Buy	35,702,800	4,003,454 EUR	12/14/12	327,182	—
British Pound	DBAB	Sell	100,000	153,740	12/17/12	—	(4,979)
Euro	DBAB	Sell	552,375	725,766	12/17/12	29,895	—
Indonesian Rupiah	JPHQ	Buy	8,020,000,000	829,369	12/17/12	—	(1,883)
Swedish Krona	UBSW	Buy	4,627,500	502,252 EUR	12/17/12	63,280	—
Singapore Dollar	BZWS	Buy	7,150,000	5,588,120	12/18/12	149,032	—
Swedish Krona	UBSW	Buy	4,627,500	502,252 EUR	12/18/12	63,250	—
Japanese Yen	JPHQ	Sell	241,286,602	3,122,643	12/27/12	36,499	—
Euro	DBAB	Buy	223,542	275,515	1/03/13	6,165	—
Euro	DBAB	Sell	319,100	407,650	1/03/13	5,559	—
Chilean Peso	DBAB	Buy	1,500,450,000	2,793,094	1/04/13	276,818	—
Chilean Peso	MSCO	Buy	214,571,000	406,000	1/07/13	32,855	—
Euro	DBAB	Sell	24,073,063	31,299,556	1/07/13	963,924	—
Indian Rupee	HSBK	Buy	141,600,000	2,533,548	1/07/13	—	(46,472)
Japanese Yen	DBAB	Sell	95,091,000	1,250,769	1/07/13	34,348	—
Philippine Peso	HSBK	Buy	140,610,000	3,203,764	1/07/13	119,636	—
Chilean Peso	DBAB	Buy	125,650,000	238,380	1/09/13	18,547	—
Chilean Peso	DBAB	Buy	176,530,000	334,908	1/10/13	26,014	—
Japanese Yen	HSBK	Sell	276,930,000	3,625,213	1/10/13	82,538	—
Japanese Yen	CITI	Sell	83,690,000	1,096,998	1/10/13	26,380	—

Annual Report | 39

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Sell	368,000	470,709	1/11/13	$ 6,948	$ —
Euro	BZWS	Sell	1,370,694	1,753,872	1/11/13	26,497	—
Japanese Yen	UBSW	Sell	83,670,000	1,096,233	1/11/13	25,856	—
Japanese Yen	BZWS	Sell	167,350,000	2,194,179	1/11/13	53,297	—
Chilean Peso	MSCO	Buy	198,000,000	376,068	1/14/13	28,558	—
Japanese Yen	HSBK	Sell	218,790,000	2,862,879	1/15/13	63,790	—
Japanese Yen	DBAB	Sell	83,940,000	1,099,843	1/15/13	25,957	—
Japanese Yen	BZWS	Sell	133,750,000	1,749,624	1/15/13	38,494	—
Japanese Yen	UBSW	Sell	106,390,000	1,390,864	1/15/13	29,764	—
Australian Dollar	CSFB	Buy	13,288,244	13,237,749	1/17/13	318,100	—
Euro	DBAB	Sell	337,000	440,324	1/17/13	15,595	—
Japanese Yen	HSBK	Sell	126,059,100	1,652,151	1/17/13	39,372	—
Euro	DBAB	Sell	186,978	238,990	1/22/13	3,320	—
Japanese Yen	MSCO	Sell	5,282,022,900	69,168,112	1/22/13	1,586,472	—
Malaysian Ringgit	DBAB	Buy	1,338,600	423,099	1/22/13	1,713	—
Swedish Krona	MSCO	Buy	108,406,800	12,102,620 EUR	1/22/13	1,032,738	—
Euro	DBAB	Buy	480,755	603,583	1/23/13	2,375	—
Euro	DBAB	Sell	23,810,000	30,846,450	1/23/13	835,612	—
Australian Dollar	CITI	Buy	6,370,678	6,436,933	1/24/13	58,257	—
Euro	BZWS	Sell	888,633	1,158,734	1/28/13	38,595	—
Euro	CITI	Sell	137,500	178,699	1/28/13	5,378	—
Euro	DBAB	Sell	93,699	122,979	1/28/13	4,871	—
Japanese Yen	BZWS	Sell	209,770,000	2,716,876	1/28/13	32,735	—
Japanese Yen	DBAB	Sell	174,474,569	2,256,905	1/28/13	24,391	—
Japanese Yen	UBSW	Sell	183,530,000	2,373,182	1/28/13	24,798	—
Japanese Yen	HSBK	Sell	225,900,265	2,919,853	1/28/13	29,314	—
Malaysian Ringgit	HSBK	Buy	1,124,388	360,000	1/28/13	—	(3,259)
Chilean Peso	DBAB	Buy	131,720,000	260,306	1/29/13	8,394	—
Chilean Peso	JPHQ	Buy	440,000,000	867,422	1/30/13	30,043	—
Chilean Peso	DBAB	Buy	263,440,000	515,791	1/30/13	21,547	—
Euro	BZWS	Sell	2,470,000	3,256,633	1/30/13	143,067	—
Swedish Krona	DBAB	Buy	9,800,000	1,086,354 EUR	1/30/13	102,582	—
Swedish Krona	UBSW	Buy	25,173,000	2,793,400 EUR	1/30/13	259,829	—
Chilean Peso	JPHQ	Buy	638,000,000	1,257,762	1/31/13	43,409	—
Chilean Peso	DBAB	Buy	245,840,000	480,626	1/31/13	20,754	—
Chilean Peso	MSCO	Buy	134,365,000	268,194	1/31/13	5,838	—
Euro	DBAB	Buy	443,044	551,723	1/31/13	6,766	—
Euro	DBAB	Sell	1,821,000	2,392,612	1/31/13	97,112	—
Chilean Peso	MSCO	Buy	99,995,800	197,914	2/01/13	5,999	—
Euro	UBSW	Sell	2,559,000	3,356,384	2/01/13	130,539	—
Chilean Peso	DBAB	Buy	372,800,000	740,417	2/04/13	19,531	—
Chilean Peso	MSCO	Buy	226,130,000	448,648	2/04/13	12,316	—
Euro	BZWS	Sell	2,285,918	2,820,308	2/04/13	—	(61,414)
Malaysian Ringgit	DBAB	Buy	4,886,300	1,585,020	2/04/13	—	(35,171)

40 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	180,800,000	358,730	2/05/13	$ 9,785	$ —
Chilean Peso	DBAB	Buy	126,910,000	251,048	2/06/13	7,595	—
Indian Rupee	HSBK	Buy	66,000,000	1,275,145	2/06/13	—	(122,059)
Indian Rupee	JPHQ	Buy	22,900,000	441,839	2/06/13	—	(41,753)
British Pound	DBAB	Sell	275,830	433,329	2/07/13	—	(4,427)
Chilean Peso	DBAB	Buy	259,200,000	512,739	2/07/13	15,449	—
Indian Rupee	HSBK	Buy	28,500,000	553,248	2/07/13	—	(55,412)
Singapore Dollar	DBAB	Buy	5,045,000	4,063,633	2/07/13	—	(14,333)
Singapore Dollar	HSBK	Buy	5,044,000	4,061,192	2/07/13	—	(12,695)
Chilean Peso	JPHQ	Buy	172,600,000	342,528	2/08/13	9,148	—
Indian Rupee	HSBK	Buy	47,340,000	929,895	2/08/13	—	(103,109)
Singapore Dollar	DBAB	Buy	10,048,000	8,085,490	2/08/13	—	(20,554)
Chilean Peso	BZWS	Buy	531,700,000	1,057,688	2/11/13	25,278	—
Chilean Peso	DBAB	Buy	100,600,000	202,618	2/11/13	2,284	—
Chilean Peso	MSCO	Buy	111,050,000	224,798	2/11/13	1,389	—
Euro	DBAB	Sell	333,000	441,025	2/11/13	21,191	—
Euro	BZWS	Sell	344,000	456,488	2/11/13	22,785	—
Mexican Peso	MSCO	Buy	68,600,000	5,220,899	2/11/13	—	(105,894)
Mexican Peso	CITI	Buy	48,821,000	3,647,441	2/11/13	—	(7,213)
Mexican Peso	MSCO	Buy	28,935,000	2,146,673	2/11/13	10,801	—
Swedish Krona	UBSW	Buy	68,455,695	8,141,733 EUR	2/11/13	13,639	—
Japanese Yen	HSBK	Sell	85,634,000	1,119,399	2/12/13	23,445	—
Japanese Yen	MSCO	Sell	233,392,000	3,049,819	2/12/13	62,842	—
Mexican Peso	MSCO	Buy	57,870,000	4,325,112	2/12/13	—	(10,563)
Chilean Peso	BZWS	Buy	169,400,000	341,739	2/13/13	3,213	—
Chilean Peso	MSCO	Buy	298,320,000	604,498	2/13/13	2,976	—
Euro	UBSW	Sell	1,757,000	2,338,093	2/13/13	122,867	—
Mexican Peso	CITI	Buy	56,273,000	4,222,164	2/13/13	—	(27,067)
Singapore Dollar	BZWS	Buy	22,731,726	18,341,771	2/13/13	—	(95,830)
Euro	DBAB	Sell	344,000	454,493	2/14/13	20,772	—
Mexican Peso	MSCO	Buy	26,913,640	2,012,987	2/14/13	—	(6,787)
Singapore Dollar	HSBK	Buy	8,971,900	7,229,573	2/14/13	—	(28,109)
Chilean Peso	DBAB	Buy	99,300,000	199,590	2/15/13	2,569	—
Japanese Yen	DBAB	Sell	25,457,570	329,650	2/15/13	3,829	—
Japanese Yen	JPHQ	Sell	47,370,000	613,838	2/15/13	7,568	—
Mexican Peso	MSCO	Buy	34,582,000	2,628,810	2/15/13	—	(51,232)
Euro	UBSW	Sell	82,000	108,310	2/19/13	4,915	—
Euro	JPHQ	Sell	82,000	108,224	2/19/13	4,829	—
Singapore Dollar	BZWS	Buy	4,267,000	3,428,135	2/19/13	—	(3,048)
Singapore Dollar	DBAB	Buy	6,405,000	5,103,586	2/19/13	37,657	—
Chilean Peso	JPHQ	Buy	121,600,000	246,154	2/21/13	1,229	—
Chilean Peso	JPHQ	Buy	206,400,000	413,213	2/22/13	6,636	—
Japanese Yen	HSBK	Sell	199,040,000	2,525,888	2/22/13	—	(21,777)
Philippine Peso	DBAB	Buy	23,299,500	542,821	2/22/13	7,162	—
Philippine Peso	HSBK	Buy	23,321,060	543,323	2/22/13	7,169	—

Annual Report | 41

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	108,310,000	215,972	2/25/13	$ 4,269	$ —
Chilean Peso	MSCO	Buy	259,650,000	518,419	2/25/13	9,562	—
Euro	DBAB	Sell	8,745,205	10,919,526	2/25/13	—	(108,276)
Indian Rupee	HSBK	Buy	46,198,376	890,425	2/25/13	—	(85,993)
Japanese Yen	JPHQ	Sell	199,200,000	2,512,772	2/25/13	—	(37,040)
Singapore Dollar	DBAB	Buy	4,287,000	3,428,777	2/25/13	12,483	—
Chilean Peso	DBAB	Buy	73,590,000	145,711	2/26/13	3,912	—
Chilean Peso	MSCO	Buy	317,000,000	634,000	2/27/13	10,446	—
Japanese Yen	BZWS	Sell	38,900,000	496,934	2/27/13	—	(1,009)
Polish Zloty	DBAB	Buy	37,383,002	8,642,669 EUR	2/27/13	163,461	—
Chilean Peso	JPHQ	Buy	237,800,000	474,272	2/28/13	9,110	—
Chilean Peso	DBAB	Buy	91,000,000	180,879	2/28/13	4,099	—
Euro	JPHQ	Sell	20,456,395	27,464,142	2/28/13	1,667,324	—
Mexican Peso	MSCO	Buy	13,563,500	1,011,522	2/28/13	—	(1,766)
Polish Zloty	DBAB	Buy	33,984,080	7,856,682 EUR	2/28/13	147,754	—
Singapore Dollar	DBAB	Buy	2,681,000	2,138,129	2/28/13	14,003	—
South Korean Won	JPHQ	Buy	15,715,700,000	13,703,959	2/28/13	30,879	—
Chilean Peso	BZWS	Buy	329,100,000	661,025	3/01/13	7,870	—
Chilean Peso	DBAB	Buy	91,000,000	181,438	3/01/13	3,520	—
Euro	DBAB	Sell	4,886,000	6,557,501	3/01/13	395,859	—
Japanese Yen	HSBK	Sell	284,000,000	3,551,887	3/01/13	—	(83,589)
Japanese Yen	JPHQ	Sell	284,200,000	3,556,946	3/01/13	—	(81,090)
Chilean Peso	DBAB	Buy	39,500,000	78,905	3/04/13	1,351	—
Japanese Yen	UBSW	Sell	316,900,000	3,953,960	3/04/13	—	(102,851)
South Korean Won	JPHQ	Buy	10,406,210,000	9,097,133	3/04/13	—	(487)
Euro	DBAB	Sell	4,049,000	5,407,642	3/05/13	301,245	—
Polish Zloty	DBAB	Buy	18,098,270	4,254,912 EUR	3/05/13	—	(13,492)
Chilean Peso	DBAB	Buy	39,500,000	79,437	3/06/13	801	—
Euro	BZWS	Sell	6,958,929	9,231,019	3/07/13	454,524	—
Japanese Yen	MSCO	Sell	91,664,560	1,132,081	3/07/13	—	(41,420)
Euro	MSCO	Sell	1,211,000	1,593,319	3/08/13	66,003	—
Euro	HSBK	Sell	427,000	562,252	3/08/13	23,719	—
Euro	CITI	Sell	15,709,005	20,660,326	3/08/13	848,097	—
Polish Zloty	DBAB	Buy	230,476,746	53,459,386 EUR	3/08/13	721,701	—
Chilean Peso	MSCO	Buy	222,700,000	435,386	3/11/13	16,740	—
Euro	BZWS	Sell	3,300,631	4,340,000	3/11/13	177,066	—
Malaysian Ringgit	HSBK	Buy	124,263,688	40,399,000	3/11/13	—	(1,042,999)
Singapore Dollar	CITI	Buy	47,913,020	38,041,000	3/11/13	423,272	—
South Korean Won	JPHQ	Buy	22,871,824,720	19,996,000	3/11/13	—	(13,126)
Euro	DBAB	Sell	4,002,875	5,316,779	3/12/13	268,068	—
Malaysian Ringgit	JPHQ	Buy	31,579,530	10,310,000	3/12/13	—	(308,762)
Polish Zloty	DBAB	Buy	12,599,020	2,949,899 EUR	3/12/13	3,126	—
South Korean Won	JPHQ	Buy	11,313,150,000	9,950,000	3/12/13	—	(66,094)
Polish Zloty	DBAB	Buy	7,949,300	1,866,427 EUR	3/14/13	—	(5,089)
Euro	BZWS	Sell	1,054,943	1,384,507	3/15/13	53,883	—

42 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	CITI	Sell	241,795,083	2,936,545	3/15/13	$ —	$ (159,316)
Malaysian Ringgit	HSBK	Buy	52,705,887	17,191,000	3/15/13	—	(501,194)
Polish Zloty	DBAB	Buy	22,045,960	5,169,940 EUR	3/15/13	—	(6,913)
Polish Zloty	BZWS	Buy	7,593,347	1,781,013 EUR	3/15/13	—	(2,780)
South Korean Won	JPHQ	Buy	11,328,005,920	9,944,000	3/15/13	—	(47,939)
Euro	DBAB	Sell	2,334,000	3,057,143	3/18/13	113,094	—
Euro	CITI	Sell	2,700,000	3,525,768	3/18/13	120,056	—
Malaysian Ringgit	DBAB	Buy	41,150,164	13,357,407	3/18/13	—	(328,506)
Euro	CITI	Sell	926,798	1,217,006	3/19/13	47,950	—
Malaysian Ringgit	DBAB	Buy	58,684,300	18,907,243	3/19/13	—	(327,508)
Malaysian Ringgit	HSBK	Buy	51,780,000	16,682,776	3/19/13	—	(288,976)
Polish Zloty	DBAB	Buy	8,845,690	2,063,472 EUR	3/19/13	9,869	—
Singapore Dollar	DBAB	Buy	8,097,700	6,394,772	3/19/13	106,358	—
Singapore Dollar	HSBK	Buy	9,257,000	7,325,315	3/19/13	106,545	—
South Korean Won	JPHQ	Buy	35,659,300,000	31,081,060	3/19/13	67,179	—
Chilean Peso	JPHQ	Buy	122,700,000	245,892	3/21/13	2,933	—
Euro	DBAB	Sell	2,561,000	3,376,576	3/21/13	146,062	—
Euro	BZWS	Sell	762,348	1,011,941	3/21/13	50,295	—
Malaysian Ringgit	HSBK	Buy	11,185,200	3,612,091	3/21/13	—	(71,106)
Polish Zloty	BZWS	Buy	10,009,200	2,346,108 EUR	3/21/13	—	(3,617)
Singapore Dollar	DBAB	Buy	8,718,400	6,951,363	3/21/13	48,182	—
Singapore Dollar	HSBK	Buy	6,967,000	5,554,050	3/21/13	39,388	—
Swedish Krona	BZWS	Buy	32,000,000	3,551,097 EUR	3/21/13	320,070	—
Malaysian Ringgit	HSBK	Buy	7,500,000	2,414,370	3/22/13	—	(40,139)
Japanese Yen	BZWS	Sell	735,719,080	8,844,691	3/25/13	—	(576,612)
Euro	DBAB	Sell	760,000	1,002,516	3/26/13	43,766	—
Euro	CITI	Sell	1,573,442	2,075,936	3/26/13	91,018	—
Malaysian Ringgit	DBAB	Buy	15,289,000	4,888,493	3/26/13	—	(49,375)
Malaysian Ringgit	HSBK	Buy	7,284,000	2,330,209	3/26/13	—	(24,752)
Polish Zloty	DBAB	Buy	5,265,800	1,221,112 EUR	3/26/13	13,876	—
Singapore Dollar	CSFB	Buy	1,969,000	1,564,934	3/26/13	15,925	—
Singapore Dollar	MSCO	Buy	1,967,200	1,555,099	3/26/13	24,315	—
Norwegian Krone	DBAB	Buy	10,930,000	1,420,901 EUR	3/27/13	79,185	—
Norwegian Krone	MSCO	Buy	14,659,688	1,904,746 EUR	3/27/13	107,486	—
Norwegian Krone	UBSW	Buy	18,312,027	2,376,858 EUR	3/27/13	137,343	—
Euro	DBAB	Sell	369,873	494,224	3/28/13	27,612	—
Indian Rupee	JPHQ	Buy	156,307,360	2,893,907	3/28/13	—	(186,175)
Indian Rupee	DBAB	Buy	41,712,993	770,845	3/28/13	—	(48,246)
Polish Zloty	DBAB	Buy	313,000	72,420 EUR	3/28/13	1,011	—
Serbian Dinar	DBAB	Buy	904,845,548	7,655,208 EUR	3/28/13	—	(575,246)
Euro	DBAB	Sell	1,124,643	1,499,623	4/02/13	80,735	—
Polish Zloty	DBAB	Buy	14,796,480	3,444,246 EUR	4/04/13	18,376	—
Euro	BZWS	Sell	1,763,676	2,354,067	4/05/13	128,861	—
Euro	HSBK	Sell	2,107,000	2,775,762	4/10/13	117,207	—
Euro	DBAB	Sell	5,047,127	6,626,319	4/11/13	257,904	—

Annual Report | 43

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Sell	1,054,000	1,381,868	4/11/13	$ 51,941	$ —
Philippine Peso	DBAB	Buy	387,004,800	8,942,712	4/11/13	173,746	—
Euro	JPHQ	Sell	3,371,000	4,425,954	4/12/13	172,402	—
Indian Rupee	DBAB	Buy	911,000	16,772	4/12/13	—	(1,030)
Chilean Peso	MSCO	Buy	195,220,000	384,860	4/15/13	9,918	—
Euro	DBAB	Sell	82,000	108,150	4/15/13	4,677	—
Indian Rupee	JPHQ	Buy	253,960,000	4,648,983	4/15/13	—	(262,634)
Indian Rupee	DBAB	Buy	1,953,000	35,712	4/15/13	—	(1,980)
Euro	HSBK	Sell	3,919,180	5,185,173	4/16/13	239,651	—
Indian Rupee	JPHQ	Buy	1,312,000	24,064	4/16/13	—	(1,407)
Indian Rupee	JPHQ	Buy	1,288,000	23,543	4/18/13	—	(1,308)
Chilean Peso	MSCO	Buy	174,920,000	345,146	4/19/13	8,422	—
Euro	BZWS	Sell	1,737,194	2,284,758	4/19/13	92,543	—
Indian Rupee	JPHQ	Buy	643,000	11,782	4/22/13	—	(689)
Indian Rupee	DBAB	Buy	451,000	8,253	4/22/13	—	(472)
Japanese Yen	CITI	Sell	271,000,000	3,352,052	4/22/13	—	(119,713)
Japanese Yen	BZWS	Sell	271,100,000	3,354,368	4/22/13	—	(118,678)
Euro	DBAB	Buy	440,480	543,860	4/23/13	12,024	—
Euro	DBAB	Sell	9,329,079	12,309,719	4/23/13	536,443	—
Euro	JPHQ	Sell	481,591	637,338	4/23/13	29,571	—
Swedish Krona	DBAB	Buy	195,715,395	21,796,286 EUR	4/23/13	1,821,531	—
Euro	DBAB	Sell	403,979	536,202	4/25/13	26,367	—
Indian Rupee	DBAB	Buy	915,000	16,322	4/26/13	—	(546)
Chilean Peso	JPHQ	Buy	110,826,000	218,851	4/29/13	4,912	—
Chilean Peso	CITI	Buy	178,639,000	353,741	4/29/13	6,939	—
Euro	BZWS	Sell	1,163,000	1,538,707	4/29/13	70,883	—
Indian Rupee	JPHQ	Buy	777,000	13,941	4/29/13	—	(552)
Euro	BZWS	Sell	8,603,340	11,427,817	4/30/13	569,378	—
Indian Rupee	DBAB	Buy	276,391,000	4,945,533	4/30/13	—	(183,514)
Indian Rupee	JPHQ	Buy	648,000	11,603	4/30/13	—	(439)
Polish Zloty	BZWS	Buy	622,000	142,857 EUR	4/30/13	2,699	—
Euro	DBAB	Sell	400,000	523,960	5/02/13	19,099	—
Euro	CSFB	Sell	8,689,000	11,472,521	5/07/13	504,916	—
Euro	BZWS	Sell	6,319,000	8,352,770	5/07/13	376,674	—
Euro	MSCO	Sell	6,319,000	8,341,333	5/07/13	365,237	—
Euro	DBAB	Sell	303,339	400,377	5/07/13	17,490	—
Euro	DBAB	Sell	10,269,000	13,534,747	5/08/13	572,625	—
Euro	UBSW	Sell	3,160,000	4,124,511	5/10/13	135,668	—
Euro	DBAB	Sell	8,965,000	11,700,670	5/10/13	384,221	—
Japanese Yen	CITI	Sell	1,237,691,000	15,600,033	5/10/13	—	(260,228)
Chilean Peso	MSCO	Buy	101,000,000	197,594	5/13/13	6,010	—
Euro	DBAB	Sell	10,195,000	13,245,344	5/13/13	375,746	—
Japanese Yen	DBAB	Sell	827,501,000	10,461,454	5/13/13	—	(142,947)
Japanese Yen	UBSW	Sell	618,542,000	7,821,972	5/13/13	—	(104,625)
Japanese Yen	CITI	Sell	618,542,000	7,783,095	5/14/13	—	(143,622)

44 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Sell	830,885	1,327,588	5/17/13	$ 9,153	$ —
Euro	DBAB	Sell	6,311,000	8,092,911	5/20/13	125,492	—
Euro	BZWS	Sell	6,311,000	8,066,405	5/21/13	98,877	—
Euro	DBAB	Sell	9,499,277	12,112,528	5/21/13	119,856	—
Malaysian Ringgit	HSBK	Buy	1,935,400	606,670	5/22/13	4,408	—
Polish Zloty	MSCO	Buy	9,266,000	2,058,654 EUR	5/24/13	121,021	—
Euro	DBAB	Sell	49,970,000	62,935,966	5/29/13	—	(157,251)
Euro	DBAB	Sell	2,181,000	2,760,601	5/29/13	6,822	—
Japanese Yen	CSFB	Sell	8,236,852,000	104,282,430	5/29/13	—	(1,298,182)
Philippine Peso	DBAB	Buy	159,000,000	3,593,464	5/29/13	144,058	—
Malaysian Ringgit	JPHQ	Buy	14,805,600	4,613,630	5/31/13	59,314	—
Malaysian Ringgit	HSBK	Buy	15,000,000	4,677,414	5/31/13	56,886	—
Singapore Dollar	DBAB	Buy	7,810,000	6,127,413	5/31/13	145,839	—
Singapore Dollar	BZWS	Buy	7,817,000	6,142,060	5/31/13	136,814	—
South Korean Won	JPHQ	Buy	7,776,650,000	6,519,113	5/31/13	260,003	—
Euro	DBAB	Sell	2,397,130	2,981,862	6/05/13	—	(45,108)
Malaysian Ringgit	DBAB	Buy	1,294,000	398,583	6/06/13	9,735	—
Euro	DBAB	Sell	7,506,700	9,395,386	6/07/13	—	(83,951)
Swedish Krona	DBAB	Buy	9,350,000	1,026,333 EUR	6/07/13	103,361	—
Euro	DBAB	Sell	8,776,716	11,133,265	6/11/13	49,541	—
Polish Zloty	CITI	Buy	281,000	62,262 EUR	6/11/13	3,743	—
Polish Zloty	DBAB	Buy	1,438,000	319,449 EUR	6/11/13	18,111	—
Singapore Dollar	GSCO	Buy	5,725,000	4,517,478	6/11/13	81,461	—
Swedish Krona	MSCO	Buy	37,801,900	4,143,400 EUR	6/11/13	424,570	—
Swedish Krona	DBAB	Buy	28,200,000	3,102,378 EUR	6/11/13	302,298	—
Malaysian Ringgit	DBAB	Buy	8,400,000	2,616,415	6/13/13	33,465	—
Polish Zloty	DBAB	Buy	26,678,682	5,958,388 EUR	6/13/13	294,456	—
Swedish Krona	MSCO	Buy	22,219,700	2,440,063 EUR	6/13/13	243,469	—
Swedish Krona	BZWS	Buy	19,347,000	2,149,189 EUR	6/13/13	180,934	—
Japanese Yen	CITI	Sell	38,352,000	485,106	6/14/13	—	(6,632)
Malaysian Ringgit	CSFB	Buy	36,500,000	11,292,269	6/14/13	221,644	—
Malaysian Ringgit	DBAB	Buy	22,000,000	6,810,302	6/18/13	128,521	—
Swedish Krona	MSCO	Buy	11,741,000	1,310,160 EUR	6/18/13	101,985	—
Swedish Krona	MSCO	Buy	29,176,960	3,246,827 EUR	6/20/13	264,415	—
Malaysian Ringgit	DBAB	Buy	18,932,200	5,911,509	6/21/13	59,036	—
Swedish Krona	UBSW	Buy	19,570,000	2,181,376 EUR	6/24/13	172,287	—
Swedish Krona	MSCO	Buy	39,160,000	4,366,150 EUR	6/24/13	343,274	—
South Korean Won	DBAB	Buy	3,290,000,000	2,795,361	6/27/13	70,418	—
Japanese Yen	BZWS	Sell	154,516,000	1,951,699	6/28/13	—	(29,954)
Malaysian Ringgit	JPHQ	Buy	3,824,153	1,180,914	6/28/13	24,763	—
Swedish Krona	DBAB	Buy	33,518,000	3,739,763 EUR	6/28/13	289,594	—
Swedish Krona	UBSW	Buy	2,171,000	242,451 EUR	6/28/13	18,477	—
Euro	DBAB	Sell	4,420,000	5,521,513	7/02/13	—	(61,976)
Japanese Yen	MSCO	Sell	1,074,900,000	13,638,192	7/02/13	—	(148,275)
Japanese Yen	BZWS	Sell	106,050,000	1,345,727	7/02/13	—	(14,451)

Annual Report | 45

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Norwegian Krone	MSCO	Buy	38,723,632	5,046,740 EUR	7/02/13	$ 233,111	$ —
Philippine Peso	DBAB	Buy	166,689,800	3,889,442	7/02/13	23,975	—
Swedish Krona	MSCO	Buy	45,869,704	5,136,297 EUR	7/02/13	371,908	—
Philippine Peso	DBAB	Buy	146,351,900	3,450,963	7/03/13	—	(15,150)
Philippine Peso	JPHQ	Buy	17,244,000	408,335	7/05/13	—	(3,538)
Philippine Peso	DBAB	Buy	48,983,060	1,157,445	7/08/13	—	(7,710)
British Pound	DBAB	Sell	1,389,063	2,154,436	7/09/13	—	(49,617)
Euro	DBAB	Sell	584,893	728,776	7/09/13	—	(10,153)
Japanese Yen	UBSW	Sell	125,000,000	1,574,545	7/10/13	—	(28,909)
British Pound	DBAB	Sell	91,731	142,091	7/12/13	—	(3,460)
Euro	DBAB	Sell	477,490	588,458	7/12/13	—	(14,808)
Singapore Dollar	HSBK	Buy	10,093,000	7,960,909	7/12/13	149,012	—
Euro	BZWS	Sell	18,964,000	23,236,589	7/16/13	—	(724,129)
Euro	MSCO	Sell	6,498,000	7,963,104	7/16/13	—	(247,017)
Euro	UBSW	Sell	6,019,000	7,375,683	7/16/13	—	(229,230)
Swedish Krona	UBSW	Buy	1,208,500	138,741 EUR	7/16/13	5,372	—
British Pound	DBAB	Sell	686,218	1,072,250	7/18/13	—	(16,581)
Euro	BZWS	Sell	16,108,531	19,828,797	7/18/13	—	(524,660)
Euro	UBSW	Sell	6,019,000	7,403,972	7/18/13	—	(201,157)
Euro	DBAB	Sell	10,079,000	12,447,565	7/19/13	—	(287,638)
Euro	BZWS	Sell	8,655,000	10,688,925	7/19/13	—	(246,999)
Euro	MSCO	Sell	7,066,000	8,708,668	7/22/13	—	(219,875)
Euro	DBAB	Sell	5,307,000	6,540,639	7/22/13	—	(165,246)
Euro	DBAB	Sell	16,129,471	19,854,383	7/23/13	—	(526,981)
Euro	DBAB	Sell	3,122,212	3,809,723	7/25/13	—	(135,648)
Euro	DBAB	Sell	286,183	347,412	7/26/13	—	(14,227)
Chilean Peso	DBAB	Buy	485,730,000	948,691	7/29/13	23,046	—
Euro	DBAB	Sell	10,620,040	12,960,537	7/29/13	—	(460,200)
Swedish Krona	DBAB	Buy	1,208,500	140,360 EUR	7/29/13	3,225	—
Euro	BZWS	Sell	20,616,550	25,485,458	7/30/13	—	(568,422)
Euro	JPHQ	Sell	2,285,000	2,837,056	7/31/13	—	(50,622)
Euro	DBAB	Sell	2,285,000	2,840,712	7/31/13	—	(46,966)
Malaysian Ringgit	HSBK	Buy	12,000,000	3,746,956	7/31/13	31,593	—
British Pound	DBAB	Sell	338,769	529,531	8/01/13	—	(7,995)
Euro	BZWS	Sell	47,788,588	58,794,056	8/01/13	—	(1,599,830)
Euro	DBAB	Sell	4,639,000	5,713,856	8/01/13	—	(148,783)
Euro	UBSW	Sell	2,285,000	2,812,378	8/01/13	—	(75,341)
Singapore Dollar	BZWS	Buy	12,928,975	10,397,246	8/01/13	—	(6,801)
Euro	HSBK	Sell	2,285,000	2,827,345	8/02/13	—	(60,416)
Euro	MSCO	Sell	17,547,509	21,715,042	8/05/13	—	(462,273)
Mexican Peso	JPHQ	Buy	138,330,710	10,057,039	8/05/13	105,681	—
Euro	GSCO	Sell	13,891,708	16,975,667	8/06/13	—	(581,536)
Japanese Yen	MSCO	Sell	460,900,000	5,926,755	8/06/13	11,663	—
Mexican Peso	MSCO	Buy	263,249,180	19,027,081	8/06/13	311,433	—
Polish Zloty	DBAB	Buy	61,736,080	14,406,478 EUR	8/06/13	—	(188,836)

46 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 *(continued)*

Templeton Global Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	DBAB	Buy	21,298,765	17,104,694	8/06/13	$ 12,907	$ —
Mexican Peso	MSCO	Buy	131,396,890	9,729,139	8/08/13	—	(78,177)
Polish Zloty	DBAB	Buy	32,057,960	7,605,143 EUR	8/08/13	—	(256,781)
Australian Dollar	DBAB	Buy	7,547,844	7,708,613	8/09/13	—	(132,352)
Australian Dollar	BZWS	Buy	4,382,863	4,482,792	8/09/13	—	(83,428)
Euro	DBAB	Sell	2,391,000	2,981,577	8/09/13	—	(40,446)
Euro	CITI	Sell	303,457	379,233	8/09/13	—	(4,311)
Mexican Peso	CITI	Buy	54,200,000	3,984,210	8/09/13	—	(3,601)
Polish Zloty	DBAB	Buy	27,622,447	6,539,405 EUR	8/09/13	—	(204,933)
Swedish Krona	UBSW	Buy	50,100,000	5,910,110 EUR	8/09/13	14,773	—
Swedish Krona	MSCO	Buy	25,050,000	2,948,030 EUR	8/09/13	16,266	—
Malaysian Ringgit	DBAB	Buy	23,459,000	7,470,543	8/12/13	—	(87,205)
Malaysian Ringgit	JPHQ	Buy	5,674,000	1,803,048	8/12/13	—	(17,248)
Mexican Peso	CITI	Buy	88,941,000	6,540,574	8/12/13	—	(10,073)
Mexican Peso	MSCO	Buy	28,935,000	2,115,441	8/12/13	9,114	—
South Korean Won	DBAB	Buy	4,814,000,000	4,209,882	8/12/13	—	(22,093)
South Korean Won	HSBK	Buy	2,467,000,000	168,483,308 JPY	8/12/13	—	(16,420)
Australian Dollar	DBAB	Buy	10,030,162	10,257,345	8/13/13	—	(192,527)
Chilean Peso	JPHQ	Buy	315,000,000	630,378	8/13/13	—	(1,101)
Singapore Dollar	DBAB	Buy	2,650,000	2,138,476	8/13/13	—	(8,572)
South Korean Won	HSBK	Buy	4,771,000,000	4,177,027	8/13/13	—	(26,762)
Singapore Dollar	DBAB	Buy	9,290,000	7,478,366	8/14/13	—	(11,581)
Euro	DBAB	Sell	291,630	361,936	8/15/13	—	(6,691)
Singapore Dollar	HSBK	Buy	3,202,500	2,572,103	8/15/13	1,910	—
Euro	JPHQ	Sell	17,614,000	21,815,644	8/16/13	—	(449,193)
Euro	BZWS	Sell	8,514,000	10,568,130	8/16/13	—	(193,924)
Euro	BZWS	Sell	9,579,000	11,813,541	8/19/13	—	(295,235)
Japanese Yen	DBAB	Sell	36,644,000	468,019	8/19/13	—	(2,371)
Polish Zloty	DBAB	Buy	11,975,000	2,816,322 EUR	8/19/13	—	(68,443)
Singapore Dollar	HSBK	Buy	3,202,500	2,572,289	8/19/13	1,811	—
Chilean Peso	JPHQ	Buy	169,019,900	337,365	8/20/13	62	—
Euro	JPHQ	Sell	10,643,000	13,228,930	8/20/13	—	(225,036)
Euro	BZWS	Sell	8,514,000	10,539,481	8/20/13	—	(223,186)
Euro	DBAB	Sell	7,514,583	9,305,850	8/20/13	—	(193,441)
Japanese Yen	HSBK	Sell	97,747,000	1,238,872	8/20/13	—	(15,904)
Japanese Yen	UBSW	Sell	33,171,000	421,299	8/20/13	—	(4,516)
Japanese Yen	JPHQ	Sell	16,483,000	208,824	8/20/13	—	(2,768)
Japanese Yen	BZWS	Sell	16,448,000	208,071	8/22/13	—	(3,079)
Mexican Peso	HSBK	Buy	26,875,955	1,984,637	8/22/13	—	(12,868)
Polish Zloty	DBAB	Buy	15,735,929	3,711,742 EUR	8/22/13	—	(104,991)
Euro	BZWS	Sell	3,101,513	3,883,715	8/23/13	—	(37,119)
Japanese Yen	CITI	Sell	32,863,000	415,751	8/23/13	—	(6,134)
Japanese Yen	HSBK	Sell	32,622,000	413,156	8/23/13	—	(5,634)
Japanese Yen	DBAB	Sell	16,255,000	205,773	8/23/13	—	(2,904)

Annual Report | 47

48 | Annual Report

Templeton Income Trust

Statement of Investments, August 31, 2012 (continued)

Templeton Global Total Return Fund

At August 31, 2012, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Annual Report | The accompanying notes are an integral part of these financial statements. | 49

50 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 51

52 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Income Trust

Financial Statements (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 53

Templeton Income Trust

Notes to Financial Statements

Templeton Global Total Return Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Total Return Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves,

54 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivative listed on an exchange are valued at the official closing price of the day.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

Annual Report | 55

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be

56 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At August 31, 2012, the Fund had OTC derivatives in a net unrealized loss position of $14,443,882 and the aggregate value of collateral pledged for such contracts was $13,440,000.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At August 31, 2012, the Fund held $16,540,776 in Belgium Treasury Bills and United States Treasury Notes and Bonds as collateral for derivatives.

See Note 10 regarding other derivative information.

Annual Report | 57

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Restricted Cash

At August 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender, and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

58 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report | 59

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annual Report | 61

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended August 31, 2012, the Fund paid transfer agent fees of $2,706,492, of which $1,039,288 was retained by Investor Services.

62 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.84% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2012. There were no expenses waived during the year ended August 31, 2012.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2012 and 2011, was as follows:

At August 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Annual Report | 63

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles and notional principal contracts.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2012, aggregated $1,422,183,891 and $697,813,161, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2012, the Fund had 33.34% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2012, the value of this security represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

64 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

10. OTHER DERIVATIVE INFORMATION

At August 31, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended August 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the year ended August 31, 2012, the average month end market value of derivatives represented 4.26% of average month end net assets. The average month end number of open derivative contracts for the year was 702.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Annual Report | 65

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

11. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2012, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

66 | Annual Report

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

12. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of August 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

aIncludes common and preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Annual Report | 67

Templeton Income Trust

Notes to Financial Statements (continued)

Templeton Global Total Return Fund

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

68 | Annual Report

Templeton Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Total Return Fund (the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2012

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Templeton Income Trust

Tax Information (unaudited)

Templeton Global Total Return Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $13,736,022 as a long term capital gain dividend for the fiscal year ended August 31, 2012.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $5,423,448 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2012.

At August 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

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Templeton Income Trust

Tax Information (unaudited) (continued)

Templeton Global Total Return Fund

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2013, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Templeton Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly,** Chairman, Atlantic Equipment and Power Ltd. (1977-2003).				
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	25	None
Principal Occupation During at Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1992 and Chairman of the Board since 1995	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of
Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director Resources.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008.
She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice
President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus
Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from
1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues gen-
erally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.
Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Templeton Income Trust

Shareholder Information

Templeton Global Total Return Fund

Board Review of Investment Management Agreement

At a meeting held May 22, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Total Return Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

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Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The Fund has been in operation for only three full years and such report showed the Fund’s total return to be in the upper half of its performance universe for the one-year period, and in the highest or best performing quintile of such universe for the annualized three-year period. The Lipper report also showed the Fund’s income return to be in the second-highest quintile of its performance universe for the one-year period and to also be in the second-highest quintile of such universe for the annualized three-year period.

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Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

The Board was satisfied with such comparative performance, noting that its significance was limited in view of the Fund’s brief period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual management fee rate of the Fund was above but within seven basis points of the median of its Lipper expense group, and its actual total expense ratio was within one basis point of the median of such group. The Board found such comparative expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in

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Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Board Review of Investment Management Agreement (continued)

establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services at the rate of 0.20% of its net assets. At the end of 2011, the Fund had net assets of approximately $3.2 billion. While finding the level of fees charged this Fund to be acceptable, the Board intends to have ongoing discussions with management concerning the adding of breakpoints to the Fund’s administrative services fee and/or the Fund’s investment management fee.

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Templeton Income Trust

Shareholder Information (continued)

Templeton Global Total Return Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $332,830 for the fiscal year ended August 31, 2012 and $314,710 for the fiscal year ended August 31, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $54,600 for the fiscal year ended August 31, 2012 and $85,000 for the fiscal year ended August 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $22,704 for the fiscal year ended August 31, 2012 and $15,677 for the fiscal year ended August 31, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $129,746 for the fiscal year ended August 31, 2012 and $129,123 for the fiscal year ended August 31, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)	(2) None of the services provided to the registrant described in paragraphs
(b)	-(d) of Item 4 were approved by the audit committee pursuant to paragraph

(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $207,050 for the fiscal year ended August 31, 2012 and $229,800 for the fiscal year ended August 31, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.

The Registrant maintains

disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes in

the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer